|US-DOCS\152084442.10||
Exhibit 10.1
EXECUTION COPY

CREDIT AGREEMENT
dated as of
September 16, 2024
among
STANDARD MOTOR PRODUCTS, INC.
The Foreign Subsidiary Borrowers Party Hereto
The Lenders Party Hereto
JPMORGAN CHASE BANK, N.A.
as Administrative Agent
BANK OF AMERICA, N.A.
as Syndication Agent
and
CITIZENS BANK, N.A.
as Documentation Agent

JPMORGAN CHASE BANK, N.A. and BofA SECURITIES, INC. as Joint Bookrunners and JPMORGAN CHASE BANK, N.A., BofA SECURITIES, INC. and CITIZENS BANK, N.A. as Joint Lead Arrangers

Page
ARTICLE I Definitions1
SECTION 1.01.Defined Terms1
SECTION 1.02.Classification of Loans and Borrowings55
SECTION 1.03.Terms Generally55
SECTION 1.04.Accounting Terms; GAAP; Pro Forma Calculations56
SECTION 1.05.Interest Rates; Benchmark Notification57
SECTION 1.06.Status of Obligations57
SECTION 1.07.Letter of Credit Amounts58
SECTION 1.08.Divisions58
SECTION 1.09.Exchange Rates; Currency Equivalents58
SECTION 1.10.Limited Condition Acquisitions58
SECTION 1.11.Danish Terms59
ARTICLE II The Credits60
SECTION 2.01.Commitments60
SECTION 2.02.Loans and Borrowings61
SECTION 2.03.Requests for Borrowings61
SECTION 2.04.Determination of Dollar Amounts63
SECTION 2.05.Swingline Loans63
SECTION 2.06.Letters of Credit65
SECTION 2.07.Funding of Borrowings70
SECTION 2.08.Interest Elections70
SECTION 2.09.Termination and Reduction of Commitments72
SECTION 2.10.Repayment and Amortization of Loans; Evidence of Debt73
SECTION 2.11.Prepayment of Loans74
SECTION 2.12.Fees76
SECTION 2.13.Interest77
SECTION 2.14.Alternate Rate of Interest78
SECTION 2.15.Increased Costs82
SECTION 2.16.Break Funding Payments83
SECTION 2.17.Taxes84
SECTION 2.18.Payments Generally; Allocations of Proceeds; Pro Rata Treatment; Sharing of
Setoffs87
SECTION 2.19.Mitigation Obligations; Replacement of Lenders89
SECTION 2.20.Expansion Option90
SECTION 2.21.Judgment Currency92
SECTION 2.22.Defaulting Lenders93
SECTION 2.23.Extension of Maturity Date95
SECTION 2.24.ESG Amendment97
SECTION 2.25.Designation of Foreign Subsidiary Borrowers98
ARTICLE III Representations and Warranties99
ii

(continued)
Page
SECTION 3.01.Organization; Powers; Subsidiaries99
SECTION 3.02.Authorization; Enforceability99
SECTION 3.03.Governmental Approvals; No Conflicts99
SECTION 3.04.Financial Condition; No Material Adverse Change100
SECTION 3.05.Properties100
SECTION 3.06.Litigation, Environmental and Labor Matters100
SECTION 3.07.Compliance with Laws101
SECTION 3.08.Investment Company Status101
SECTION 3.09.Taxes101
SECTION 3.10.ERISA101
SECTION 3.11.Disclosure101
SECTION 3.12.Liens101
SECTION 3.13.No Default101
SECTION 3.14.No Burdensome Restrictions102
SECTION 3.15.Solvency102
SECTION 3.16.Insurance102
SECTION 3.17.Security Interest in Collateral102
SECTION 3.18.Anti-Corruption Laws and Sanctions102
SECTION 3.19.Affected Financial Institutions102
SECTION 3.20.Plan Assets; Prohibited Transactions102
SECTION 3.21.Margin Regulations102
SECTION 3.22.Danish Borrowers103
SECTION 3.23.DAC6103
ARTICLE IV Conditions103
SECTION 4.01.Effective Date103
SECTION 4.02.Each Credit Event104
SECTION 4.03.Julius Closing Date Loans104
SECTION 4.04.Designation of a Foreign Subsidiary Borrower106
ARTICLE V Affirmative Covenants107
SECTION 5.01.Financial Statements and Other Information107
SECTION 5.02.Notices of Material Events109
SECTION 5.03.Existence; Conduct of Business109
SECTION 5.04.Payment of Taxes109
SECTION 5.05.Maintenance of Properties; Insurance109
SECTION 5.06.Books and Records; Inspection Rights110
SECTION 5.07.Compliance with Laws110
SECTION 5.08.Use of Proceeds111
SECTION 5.09.Subsidiary Guarantors; Pledges; Additional Collateral; Further Assurances111
SECTION 5.10.Accuracy of Information112
SECTION 5.11.Designation of Subsidiaries113
SECTION 5.12.Financial Assistance113
SECTION 5.13.Post-Closing Covenant113
ARTICLE VI Negative Covenants114
iii

(continued)
Page
SECTION 6.01.Indebtedness114
SECTION 6.02.Liens116
SECTION 6.03.Fundamental Changes118
SECTION 6.04.Dispositions119
SECTION 6.05.Investments, Loans, Advances, Guarantees and Acquisitions120
SECTION 6.06.Swap Agreements123
SECTION 6.07.Transactions with Affiliates123
SECTION 6.08.Restricted Payments123
SECTION 6.09.Restrictive Agreements124
SECTION 6.10.Subordinated Indebtedness and Amendments to Subordinated Indebtedness
Documents124
SECTION 6.11.Sale and Leaseback Transactions125
SECTION 6.12.[Reserved]125
SECTION 6.13.Financial Covenants125
ARTICLE VII Events of Default125
SECTION 7.01.Events of Default125
SECTION 7.02.Remedies Upon an Event of Default127
SECTION 7.03.Application of Payments129
ARTICLE VIII The Administrative Agent130
SECTION 8.01.Authorization and Action130
SECTION 8.02.Administrative Agent’s Reliance, Limitation of Liability, Etc133
SECTION 8.03.Posting of Communications134
SECTION 8.04.The Administrative Agent Individually135
SECTION 8.05.Successor Administrative Agent135
SECTION 8.06.Acknowledgements of Lenders and Issuing Bank136
SECTION 8.07.Collateral Matters.138
SECTION 8.08.Credit Bidding139
SECTION 8.09.Certain ERISA Matters140
SECTION 8.10.Borrower Communications141
ARTICLE IX Miscellaneous142
SECTION 9.01.Notices142
SECTION 9.02.Waivers; Amendments143
SECTION 9.03.Expenses; Limitation of Liability; Indemnity; Etc146
SECTION 9.04.Successors and Assigns148
SECTION 9.05.Survival152
SECTION 9.06.Counterparts; Integration; Effectiveness; Electronic Execution152
SECTION 9.07.Severability153
SECTION 9.08.Right of Setoff153
SECTION 9.09.Governing Law; Jurisdiction; Consent to Service of Process154
SECTION 9.10.WAIVER OF JURY TRIAL155
SECTION 9.11.Headings155
SECTION 9.12.Confidentiality156
iv

(continued)
Page
SECTION 9.13.USA PATRIOT Act157
SECTION 9.14.Releases of Subsidiary Guarantors157
SECTION 9.15.Appointment for Perfection158
SECTION 9.16.Interest Rate Limitation158
SECTION 9.17.No Fiduciary Duty, etc158
SECTION 9.18.Acknowledgement and Consent to Bail-In of Affected Financial Institutions159
SECTION 9.19.Acknowledgement Regarding Any Supported QFCs159
SECTION 9.20.Company as Administrative Borrower160
ARTICLE X Company Guarantee160
ARTICLE XI Collection Allocation Mechanism162
v

(continued)
Page

SCHEDULES:

Schedule 1.01 – Sustainability Table and Sustainability Pricing Adjustments
Schedule 2.01 – Commitments
Schedule 2.06 – Existing Letters of Credit
Schedule 3.01 – Subsidiaries
Schedule 5.11 – Unrestricted Subsidiaries
Schedule 6.01 – Existing Indebtedness
Schedule 6.02 – Existing Liens
Schedule 6.05 – Existing Investments, Loans, Advances, Guarantees and Acquisitions

EXHIBITS:
Exhibit A – Form of Assignment and Assumption
Exhibit B – Form of Increasing Lender Supplement
Exhibit C – Form of Augmenting Lender Supplement
Exhibit D – List of Closing Documents
Exhibit E-1 – Form of U.S. Tax Certificate (Foreign Lenders That Are Not Partnerships)
Exhibit E-2 – Form of U.S. Tax Certificate (Foreign Participants That Are Not Partnerships)
Exhibit E-3 – Form of U.S. Tax Certificate (Foreign Participants That Are Partnerships)
Exhibit E-4 – Form of U.S. Tax Certificate (Foreign Lenders That Are Partnerships)
Exhibit F-1 – Form of Borrowing Subsidiary Agreement
Exhibit F-2 – Form of Borrowing Subsidiary Termination
CREDIT AGREEMENT (this “Agreement”) dated as of September 16, 2024 among
STANDARD MOTOR PRODUCTS, INC., the FOREIGN SUBSIDIARY BORROWERS from time to time party hereto, the LENDERS from time to time party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
The parties hereto agree as follows:
ARTICLE I
Definitions
SECTION 1.01.Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:
“ABR”, when used in reference to any Loan or Borrowing, refers to such Loan, or the
Loans comprising such Borrowing, bearing interest at a rate determined by reference to the Alternate
Base Rate.  All ABR Loans shall be denominated in Dollars.
“Account” has the meaning assigned to such term, as applicable and as the context may require, in the Security Agreement.
“Account Debtor” means (i) any Person obligated on an Account or (ii) for the purposes of a Customer Draft, the drawer or maker of such Customer Draft.
“Acquisition” means any acquisition (whether by purchase, merger, consolidation or otherwise) or series of related acquisitions by the Company or any Restricted Subsidiary of (i) all or
substantially all the assets of (or all or substantially all the assets constituting a business or operating unit, division, product line or line of business of) any Person or (ii) all or substantially all the Equity Interests in a Person or division or line of business of a Person.
“Additional Commitment Lender” has the meaning assigned to it in Section 2.23(d).
“Adjusted CIBO Rate” means, with respect to any Term Benchmark Borrowing denominated in Danish Kroner for any Interest Period, an interest rate per annum equal to (a) the CIBO
Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate; provided that if the Adjusted
CIBO Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the
Floor for the purposes of this Agreement.
“Adjusted Daily Simple RFR” means, (i) with respect to any RFR Borrowing denominated in Pounds Sterling, an interest rate per annum equal to the Daily Simple RFR for Pounds
Sterling, (ii) with respect to any RFR Borrowing denominated in Swiss Francs, an interest rate per annum equal to the Daily Simple RFR for Swiss Francs, (iii) with respect to any RFR Borrowing denominated in
Dollars, an interest rate per annum equal to (a) the Daily Simple RFR for Dollars, plus (b) 0.10% and (iv)
with respect to any RFR Borrowing denominated in Canadian Dollars, an interest rate per annum equal to
(a) the Daily Simple RFR for Canadian Dollars, plus (b) 0.29547%; provided that if the Adjusted Daily
Simple RFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the
Floor for the purposes of this Agreement.
“Adjusted EURIBO Rate” means, with respect to any Term Benchmark Borrowing denominated in euro for any Interest Period, an interest rate per annum equal to (a) the EURIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate; provided that if the Adjusted EURIBO
Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.
“Adjusted Term CORRA Rate” means, for purposes of any calculation, the rate per annum equal to (a) Term CORRA for such calculation plus (b) 0.29547% for a one month interest period or 0.32138% for a three month interest period; provided that if the Adjusted Term CORRA Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.
“Adjusted Term SOFR Rate” means, with respect to any Term Benchmark Borrowing denominated in Dollars for any Interest Period, an interest rate per annum equal to (a) the Term SOFR
Rate for such Interest Period, plus (b) 0.10%; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor  for the purposes of this Agreement.
“Administrative Agent” means JPMorgan Chase Bank, N.A. (or any of its designated branch offices or affiliates), in its capacity as administrative agent for the Lenders hereunder.
“Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK
Financial Institution.
“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
“Agent-Related Person” has the meaning assigned to such term in Section 9.03(d).
“Agreed Currencies” means all Agreed Global Tranche Currencies and all Agreed Danish
Tranche Currencies.
“Agreed Danish Tranche Currencies” means (i) Dollars, (ii) Danish Kroner, (iii) euro and
(iv) any other currency (x) that is a lawful currency that is readily available and freely transferable and convertible into Dollars and (y) that is agreed to by the Administrative Agent and each of the Danish
Tranche Revolving Lenders.
“Agreed Global Tranche Currencies” means (i) Dollars, (ii) euro, (iii) Pounds Sterling,
(iv) Swiss Francs, (v) Canadian Dollars and (vi) any other currency (other than Dollars) (x) that is a lawful currency that is readily available and freely transferable and convertible into Dollars and (y) that is agreed to by the Administrative Agent and each of the Global Tranche Revolving Lenders.
“Agreement” has the meaning assigned to such term in the introductory paragraph hereof.
“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a)
the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the
Adjusted Term SOFR Rate for a one month Interest Period as published two U.S. Government Securities
Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the

immediately preceding U.S. Government Securities Business Day) plus 1%; provided that, for the purpose of this definition, the Adjusted Term SOFR Rate for any day shall be based on the Term SOFR
Reference Rate at approximately 5:00 a.m., Chicago time, on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term
SOFR Reference Rate methodology).  Any change in the Alternate Base Rate due to a change in the
Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate,
respectively.  If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section
2.14 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to
Section 2.14(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above.  For the avoidance of doubt, if the Alternate Base
Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be
1.00% for purposes of this Agreement.
“Alternative Term A-1 Loan Funding Date” means the date (if any), following the
Administrative Agent’s receipt of a Julius Acquisition Termination Notice, that the Alternatively Funded
Term A-1 Loans are funded pursuant to Section 2.01(b).
“Alternatively Funded Term A-1 Loans” means Term A-1 Loans (if any), in an aggregate principal amount not to exceed $100,000,000, funded pursuant to Section 2.01(b) on the Alternative Term
A-1 Loan Funding Date.
“Ancillary Document” has the meaning assigned to such term in Section 9.06.
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Company or any of its Subsidiaries from time to time concerning or relating to bribery or corruption.
“Applicable LC Sublimit” means, as of the Effective Date (i) with respect to JPMorgan
Chase Bank, N.A. in its capacity as an Issuing Bank under this Agreement, $8,333,334, (ii) with respect to Bank of America, N.A. in its capacity as an Issuing Bank under this Agreement, $8,333,333 and (iii)
with respect to Citizens Bank, N.A. in its capacity as an Issuing Bank under this Agreement, $8,333,333, as each of the foregoing amounts may be decreased or increased from time to time with the written consent of the Company, the Administrative Agent and the Issuing Banks (provided that any increase in the Applicable LC Sublimit with respect to any Issuing Bank (and any decrease in the Applicable LC
Sublimit with respect to any Issuing Bank after any such increase in the Applicable LC Sublimit of such
Issuing Bank so long as such decrease would not cause the Applicable LC Sublimit of such Issuing Bank to be less than its Applicable LC Sublimit as of the Effective Date) shall only require the consent of the
Company, the Administrative Agent and such Issuing Bank).
“Applicable Maturity Date” has the meaning assigned to such term in Section 2.23(a)
(and, for clarification purposes and to avoid any ambiguity, the reference to “the Maturity Date” in
Section 9.02(b) hereof shall be construed to be a reference to “any applicable Maturity Date”).
“Applicable Parties” has the meaning assigned to such term in Section 8.03(c).
“Applicable Percentage” means, with respect to any Lender at any time, (a) with respect to Revolving Loans, the percentage equal to a fraction the numerator of which is such Lender’s Revolving
Commitments at such time and the denominator of which is the aggregate Revolving Commitments of all
Revolving Lenders at such time (provided that, if the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments); provided that in the case of Section 2.22 when a
Defaulting Lender shall exist, any such Defaulting Lender’s Revolving Commitments shall be disregarded in the calculation, (b) with respect to LC Exposure or Swingline Loans, the percentage equal to a fraction the numerator of which is such Lender’s Global Tranche Revolving Commitment at such time and the denominator of which is the aggregate Global Tranche Revolving Commitments of all
Global Tranche Revolving Lenders at such time (provided that, if the Global Tranche Revolving
Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the
Global Tranche Revolving Commitments most recently in effect, giving effect to any assignments);
provided that in the case of Section 2.22 when a Defaulting Lender shall exist, any such Defaulting
Lender’s Global Tranche Revolving Commitment shall be disregarded in the calculation, (c) with respect to Term A-1 Loans, (x) at any time prior to the funding of the Term A-1 Loans on the Term A-1 Loan
Funding Date, a percentage equal to a fraction the numerator of which is such Lender’s Term A-1 Loan
Commitment and the denominator of which is the aggregate Term A-1 Loan Commitments of all Term
A-1 Lenders and (y) at any time after the funding of the Term A-1 Loans, a percentage equal to a fraction the numerator of which is such Lender’s outstanding principal amount of the Term A-1 Loans and the denominator of which is the aggregate outstanding principal amount of the Term A-1 Loans of all Term
A-1 Lenders and (d) with respect to Term A-2 Loans, (x) at any time prior to the funding of the Term A-2
Loans, a percentage equal to a fraction the numerator of which is such Lender’s Term A-2 Loan
Commitment and the denominator of which is the aggregate Term A-2 Loan Commitments of all Term
A-2 Lenders and (y) at any time after the funding of the Term A-2 Loans, a percentage equal to a fraction the numerator of which is such Lender’s outstanding principal amount of the Term A-2 Loans and the denominator of which is the aggregate outstanding principal amount of the Term A-2 Loans of all Term
A-2 Lenders.
“Applicable Rate” means, for any day, (a) with respect to any Term Benchmark
Revolving Loan or any Term Benchmark Term Loan, the applicable rate per annum set forth below under the caption “Term Benchmark Spread”, (b) with respect to any RFR Revolving Loan or any RFR Term
Loan, the applicable rate per annum set forth below under the caption “RFR Spread”, (c) with respect to any ABR Revolving Loan or any ABR Term Loan, the applicable rate per annum set forth below under the caption “ABR Spread”, and (d) with respect to the commitment fees payable hereunder, the applicable rate per annum set forth below under the caption “Commitment Fee Rate”, in each case based upon the
Total Net Leverage Ratio applicable on such day.

	Total Net Leverage Ratio:	Term Benchmark Spread	RFR Spread	ABR Spread	Commitment Fee/Ticking Fee Rate
Category 1:	≤ 1.25 to 1.00	1.25%	1.25%	0.25%	0.175%
Category 2:	> 1.25 to 1.00 but ≤ 2.25 to 1.00	1.50%	1.50%	0.50%	0.20%
Category 3:	> 2.25 to 1.00 but ≤ 3.00 to 1.00	1.75%	1.75%	0.75%	0.225%

Category 4:	> 3.00 to 1.00 but ≤ 3.50 to 1.00	2.00%	2.00%	1.00%	0.25%
Category 5:	> 3.50 to 1.00	2.25%	2.25%	1.25%	0.275%
For purposes of the foregoing,
(i) if at any time the Company fails to deliver the Financials on or before the date the
Financials are due pursuant to Section 5.01, Category 5 shall, at the option of the Administrative
Agent or at the request of the Required Lenders, be deemed applicable for the period commencing three (3) Business Days after the required date of delivery and ending on the date which is three (3) Business Days after the Financials are actually delivered, after which the
Category shall be determined in accordance with the table above as applicable;
(ii) except as otherwise provided in paragraphs (iii) and (iv) below, adjustments, if any, to the Category then in effect shall be effective three (3) Business Days after the Administrative
Agent has received the applicable Financials (it being understood and agreed that each change in
Category shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change);
(iii) notwithstanding the foregoing, Category 2 shall be deemed to be applicable until the
Administrative Agent’s receipt of the applicable Financials for the Company’s first fiscal quarter ending after the Effective Date and adjustments to the Category then in effect shall thereafter be effected in accordance with the preceding paragraphs (i) and (ii); and
(iv) notwithstanding the foregoing (including the immediately preceding clause (iii)),
Category 4 shall be deemed to be applicable from and after the Julius Closing Date until the
Administrative Agent’s receipt of the Financials for the Company’s first full fiscal quarter ending after the Julius Closing Date and adjustments to the Category then in effect shall thereafter be effected in accordance with the preceding paragraphs (i) and (ii).
“Applicable Term A-1 Loan Amortization Percentage” means (i) for each of the first eight (8) fiscal quarters ending after the Term A-1 Loan Funding Date, 1.25%, (ii) for each of the following four (4) fiscal quarters ending thereafter, 1.875% and (iii) for each of the following fiscal quarters ending thereafter, 2.50%.
“Applicable Term A-2 Loan Amortization Percentage” means (i) for each of the first eight (8) fiscal quarters ending after the Julius Closing Date, 1.25%, (ii) for each of the following four (4)
fiscal quarters ending thereafter, 1.875% and (iii) for each of the following fiscal quarters ending thereafter, 2.50%.
“Applicable Time” means, with respect to any Borrowings and payments in any Foreign
Currency, the local time in the place of settlement for such Foreign Currency as may be determined by the
Administrative Agent or the Issuing Bank, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.
“Approved Borrower Portal” has the meaning assigned to it in Section 8.10(a).

“Approved Electronic Platform” has the meaning assigned to such term in Section
8.03(a).
“Approved Fund” has the meaning assigned to such term in Section 9.04(b).
“Arranger” means each of (i) JPMorgan Chase Bank, N.A. and BofA Securities, Inc., in
their capacities as joint bookrunners and (ii) and JPMorgan Chase Bank, N.A., BofA Securities, Inc. and
Citizens Bank, N.A., in their capacities as joint lead arrangers hereunder.
“Asbestos Claims” means claims seeking to impose liability on the Company in connection with any alleged exposure to asbestos.
“Assignment and Assumption” means an assignment and assumption agreement entered into by a Lender and an assignee (with the consent of any party whose consent is required by
Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form
(including electronic records generated by the use of an electronic platform) approved by the
Administrative Agent.
“Available Danish Tranche Revolving Commitments” means, at any time with respect to any Danish Tranche Lender, the Danish Tranche Revolving Commitments of such Danish Tranche
Lender then in effect minus the Danish Tranche Revolving Credit Exposure of such Danish Tranche
Lender at such time.
“Available Global Tranche Revolving Commitments” means, at any time with respect to any Global Tranche Lender, the Global Tranche Revolving Commitments of such Global Tranche Lender then in effect minus the Global Tranche Revolving Credit Exposure of such Global Tranche Lender at such time; it being understood and agreed that any Global Tranche Lender’s Swingline Exposure shall not be deemed to be a component of the Global Tranche Revolving Credit Exposure for purposes of calculating the commitment fee under Section 2.12(a).
“Available Tenor” means, as of any date of determination and with respect to the then-
current Benchmark for any Agreed Currency, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such
Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (e) of Section
2.14.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing
Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European
Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United
Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Banking Services” means each and any of the following bank services provided to the
Company or any Subsidiary by any Lender or any of its Affiliates:  (a) credit cards for commercial customers (including, without limitation, commercial credit cards and purchasing cards), (b) stored value cards, (c) merchant processing services and (d) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, any direct debit scheme or arrangement, overdrafts and interstate depository network services).
“Banking Services Agreement” means any agreement entered into by the Company or any Subsidiary in connection with Banking Services.
“Banking Services Obligations” means any and all obligations of the Company or any
Subsidiary, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.
“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.
“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the
Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment or has had any order for relief in such proceeding entered in respect thereof; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental
Authority or instrumentality thereof, unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permits such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such
Person.
“Benchmark” means, initially, with respect to any (i) RFR Loan in any Agreed Currency, the applicable Relevant Rate for such Agreed Currency or (ii) Term Benchmark Loan, the Relevant Rate
for such Agreed Currency; provided that if a Benchmark Transition Event or a Term CORRA Reelection
Event and the related Benchmark Replacement Date have occurred with respect to the applicable
Relevant Rate or the then-current Benchmark for such Agreed Currency, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of Section 2.14.
“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark
Replacement Date; provided that, in the case of any Loan denominated in a Foreign Currency (other than any Loan denominated in Canadian Dollars), “Benchmark Replacement” shall mean the alternative set forth in (2) below:
(1)in the case of any Loan denominated in Dollars, the Adjusted Daily Simple RFR for RFR Borrowings denominated in Dollars and/or in the case of any Loan denominated in

Canadian Dollars, the Adjusted Daily Simple RFR for RFR Borrowings denominated in Canadian
Dollars;
(2)the sum of: (a) the alternate benchmark rate that has been selected by the
Administrative Agent and the Company as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in the applicable Agreed Currency at such time in the United States and (b) the related Benchmark Replacement Adjustment;
provided that, notwithstanding anything to the contrary in this Agreement or in any other
Loan Document, upon the occurrence of a Term CORRA Reelection Event, and the delivery of a
Term CORRA Notice, on the applicable Benchmark Replacement Date the “Benchmark
Replacement” shall revert to and shall be deemed to be the Adjusted Term CORRA Rate.
If the Benchmark Replacement as determined pursuant to clause (1) or clause (2) would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Company for the applicable
Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such
Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body
on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark
Replacement for syndicated credit facilities denominated in the applicable Agreed Currency at such time.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark
Replacement and/or any Term Benchmark Revolving Loan denominated in Dollars or Canadian Dollars, as applicable, any technical, administrative or operational changes (including changes to the definition of
“Alternate Base Rate,” the definition of “Canadian Prime Rate”, the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “RFR Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative
Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark:
(1)in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,”
the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof);
(2)in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof)
has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative;
provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if such Benchmark (or component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date; or
(3)in the case of a Term CORRA Reelection Event, the date that is thirty (30) days after the date a Term CORRA Notice (if any) is provided to the Lenders and the Company pursuant to Section 2.14(c).
For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement
Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the
Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current
Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark:
(1)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof)
announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any
Available Tenor of such Benchmark (or such component thereof);
(2)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, the
central bank for the Agreed Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such
Benchmark (or such component), in each case which states that the administrator of such
Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark
(or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such
Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available
Tenor of such Benchmark (or such component thereof); or
(3)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof)
announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark
(or the published component used in the calculation thereof).
“Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current
Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of
ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which
Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset
Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Borrower” means the Company or any Foreign Subsidiary Borrower.  As of the
Effective Date, there are no Borrowers under this Agreement other than the Company, and, for the avoidance of doubt, the Initial Danish Borrower will not be party to this Agreement until the Initial
Danish Borrower becomes a Foreign Subsidiary Borrower, on or following the Julius Closing Date, pursuant to the terms of Section 2.25 and Section 4.04.
“Borrowing” means (a) Revolving Loans of the same Type and Class, made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest
Period is in effect, (b) a Term Loan of the same Type and Class, made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect or
(c) a Swingline Loan.
“Borrowing Request” means a request by any Borrower for a Borrowing in accordance with Section 2.03, which shall be substantially in the form approved by the Administrative Agent and separately provided to such Borrower.
“Borrowing Subsidiary Agreement” means a Borrowing Subsidiary Agreement substantially in the form of Exhibit F-1.
“Borrowing Subsidiary Termination” means a Borrowing Subsidiary Termination substantially in the form of Exhibit F-2.
“Burdensome Restrictions” means any consensual encumbrance or restriction of the type described in clause (a) or (b) of Section 6.09.
“Business Day” means, any day (other than a Saturday or a Sunday) on which banks are open for business in New York City; provided that in addition to the foregoing, a Business Day shall be
(i) in relation to Loans denominated in euro and in relation to the calculation or computation of the
EURIBO Rate, any day which is a TARGET Day, (ii) in relation to Loans denominated in Canadian
Dollars and in relation to the calculation or computation of CORRA or the Canadian Prime Rate, any day
(other than a Saturday or a Sunday) on which banks are open for business in Toronto, (iii) in relation to
RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such
RFR Loan, or any other dealings in the applicable Agreed Currency of such RFR Loan, any such day that is only an RFR Business Day, (iv) in relation to Loans referencing the Adjusted Term SOFR Rate and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing the
Adjusted Term SOFR Rate or any other dealings of such Loans referencing the Adjusted Term SOFR
Rate, any such day that is a U.S. Government Securities Business Day and (v) in relation to Loans denominated in Danish Kroner and in relation to the calculation or computation of CIBO Rate, any day
(other than a Saturday or a Sunday) on which banks are open for business in Copenhagen.
“CAM” means the mechanism for the allocation and exchange of interests in the
Designated Obligations and collections thereunder established under Article XI.
“CAM Exchange” means the exchange of the Lenders’ interests provided for in
Article XI.
“CAM Exchange Date” means the first date on which there shall occur (a) any event referred to in clause (h) or (i) of Article VII with respect to any Borrower or (b) an acceleration of Loans pursuant to Article VII.
“CAM Percentage” means, as to each Lender, a fraction, expressed as a decimal, of which (a) the numerator shall be the aggregate Dollar Amount (determined as of the CAM Exchange
Date) of the Designated Obligations owed to such Lender (whether or not at the time due and payable) on the date immediately prior to the CAM Exchange Date and (b) the denominator shall be the Dollar
Amount (as so determined) of the Designated Obligations owed to all the Lenders (whether or not at the time due and payable) on the date immediately prior to the CAM Exchange Date.
“Canadian Dollars” or “CAD” means the lawful currency of Canada.

“Canadian Prime Rate” means, on any day, the rate determined by the Administrative
Agent to be the higher of (i) the rate equal to the PRIMCAN Index rate that appears on the Bloomberg screen at 10:15 a.m. Toronto time on such day (or, in the event that the PRIMCAN Index is not published by Bloomberg, any other information services that publishes such index from time to time, as selected by the Administrative Agent in its reasonable discretion) and (ii) the Adjusted Term CORRA Rate for an interest period of one month in effect on such day plus 1% per annum; provided, that if any of the above rates shall be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement. Any change in the Canadian Prime Rate due to a change in the PRIMCAN Index or the Adjusted Term
CORRA Rate shall be effective from and including the effective date of such change in the PRIMCAN
Index or the Adjusted Term CORRA Rate, respectively.
“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases or financing leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.
“CBR Loan” means a Loan that bears interest at a rate determined by reference to the
Central Bank Rate or the Canadian Prime Rate.
“CBR Spread” means the Applicable Rate applicable to such Loan that is replaced by a
CBR Loan.
“Central Bank Rate” means, the greater of (i) (A) for any Loan denominated in (a)
Pounds Sterling, the Bank of England (or any successor thereto)’s “Bank Rate” as published by the Bank of England (or any successor thereto) from time to time, (b) euro, one of the following three rates as may be selected by the Administrative Agent in its reasonable discretion: (1) the fixed rate for the main refinancing operations of the European Central Bank (or any successor thereto), or, if that rate is not published, the minimum bid rate for the main refinancing operations of the European Central Bank (or any successor thereto), each as published by the European Central Bank (or any successor thereto) from time to time, (2) the rate for the marginal lending facility of the European Central Bank (or any successor thereto), as published by the European Central Bank (or any successor thereto) from time to time, or (3)
the rate for the deposit facility of the central banking system of the Participating Member States, as published by the European Central Bank (or any successor thereto) from time to time, (c) Swiss Francs, the policy rate of the Swiss National Bank (or any successor thereto) as published by the Swiss National
Bank (or any successor thereto) from time to time and (d) any other Foreign Currency determined after the Effective Date, a central bank rate as determined by the Administrative Agent in its reasonable discretion; plus (B) the applicable Central Bank Rate Adjustment and (ii) the Floor.
“Central Bank Rate Adjustment” means, for any day, for any Loan denominated in:
(a) euro, a rate equal to the difference (which may be a positive or negative value or zero)
of (i) the average of the Adjusted EURIBO Rate for the five most recent Business Days preceding such day for which the EURIBO Screen Rate was available (excluding, from such averaging, the highest and the lowest Adjusted EURIBO Rate applicable during such period of five Business
Days) minus (ii) the Central Bank Rate in respect of euro in effect on the last Business Day in such period,

(b) Pounds Sterling, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of Adjusted Daily Simple RFR for Pounds Sterling Borrowings
for the five most recent RFR Business Days preceding such day for which the Adjusted Daily
Simple RFR for Pounds Sterling Borrowings was available (excluding, from such averaging, the highest and the lowest such Adjusted Daily Simple RFR applicable during such period of five
RFR Business Days) minus (ii) the Central Bank Rate in respect of Pounds Sterling in effect on the last RFR Business Day in such period,
(c) Swiss Francs, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of Adjusted Daily Simple RFR for Swiss Franc Borrowings for the five most recent RFR Business Days preceding such day for which SARON was available (excluding, from such averaging, the highest and the lowest such Adjusted Daily Simple RFR applicable during such period of five RFR Business Days) minus (ii) the Central Bank Rate in respect of
Swiss Francs in effect on the last RFR Business Day in such period, and
(d) any other Foreign Currency determined after the Effective Date, an adjustment as determined by the Administrative Agent in its reasonable discretion.
For purposes of this definition, (x) the term Central Bank Rate shall be determined disregarding clause (i)(B) of the definition of such term and (y) the EURIBO Rate on any day shall be based on the EURIBO Screen Rate on such day at approximately the time referred to in the definition of such term for deposits in the applicable Agreed Currency for a maturity of one month.
“CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the Code.
“CFC Holding Company” mean any Domestic Subsidiary that owns no material assets
(directly or through one or more disregarded entities) other than capital stock and, if any, indebtedness of one or more Foreign Subsidiaries that are CFCs.
“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of
1934 and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity
Interests of the Company; (b) occupation at any time of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated, appointed or approved for consideration by shareholders for election by the board of directors of the Company nor (ii) appointed by directors so nominated, appointed or approved, (c) the acquisition of direct or indirect Control of the
Company by any Person or group or (d) the Company ceases to own, directly or indirectly, and Control
100% (other than directors’ qualifying shares) of the ordinary voting power of any Foreign Subsidiary
Borrower.
“Change in Law” means the occurrence after the date of this Agreement of (a) the adoption of or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any
Governmental Authority or (c) compliance by any Lender or Issuing Bank (or, for purposes of Section
2.15(b), by any lending office of such Lender or by such Lender’s or Issuing Bank’s holding company, if any) with any request, rule, guideline or directive (whether or not having the force of law) of any

Governmental Authority made or issued after the date of this Agreement; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and
all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (y) all requests, rules, guidelines or directives promulgated by the Bank for
International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall, in each case, be deemed to be a “Change in Law,” regardless of the date enacted, adopted, issued or implemented.
“Charges” has the meaning assigned to such term in Section 9.16.
“CIBO Rate” means, with respect to any Term Benchmark Borrowing denominated in
Danish Kroner and for any Interest Period, the CIBO Screen Rate, two (2) Business Days prior to the commencement of such Interest Period.
“CIBO Screen Rate” means, for any day and time, for any Interest Period, the
Copenhagen interbank offered rate published by the Danish Financial Benchmark Facility (or any other
Person that takes over the administration of such rate) for Danish Kroner with a tenor equal in length to such Interest Period as displayed on page CIBOR of the Reuters screen (or, in the event such rate does not appear on such Reuters page on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion) as of 11:00 a.m. London time two
(2) Business Days prior to the commencement of such Interest Period.
“Class”, when used in reference to (a) any Loan or Borrowing, refers to whether such
Loan, or the Loans comprising such Borrowing, are Global Tranche Revolving Loans, Danish Tranche
Revolving Loans, Term A-1 Loans, Term A-2 Loans, Incremental Term Loans or Swingline Loans and
(b) any Commitment, refers to whether such Commitment is a Global Tranche Revolving Commitment,
Danish Tranche Revolving Commitment, Term A-1 Loan Commitment or Term A-2 Loan Commitment.
“CME Term SOFR Administrator” means CME Group Benchmark Administration
Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator).
“Code” means the Internal Revenue Code of 1986, as amended.
“Collateral” means any and all property owned, leased or operated by a Person covered by the Collateral Documents and any and all other property of any Domestic Loan Party, now existing or hereafter acquired, that may at any time be or become subject to a security interest or Lien in favor of the
Administrative Agent, on behalf of itself and the Secured Parties, pursuant to the Collateral Documents to secure the Secured Obligations; provided that the Collateral shall exclude Excluded Assets.
“Collateral Documents” means, collectively, the Security Agreement and all other agreements, instruments and documents executed in connection with this Agreement that are intended to create, perfect or evidence Liens to secure the Secured Obligations, including, without limitation, all other security agreements, collateral assignments, pledge agreements, mortgages, deeds of trust, loan agreements, notes, guarantees, subordination agreements, pledges, powers of attorney, consents, assignments, contracts, fee letters, notices, leases, financing statements and all other written matter whether heretofore, now, or hereafter executed by the Company or any of its Subsidiaries and delivered to the Administrative Agent.

“Commitment” means, (a) the Global Tranche Revolving Commitments, the Danish
Tranche Revolving Commitments, the Term A-1 Loan Commitments and the Term A-2 Loan
Commitments and (b) with respect to each Lender, the sum of such Lender’s Global Tranche Revolving
Commitment, Danish Tranche Revolving Commitment, Term A-1 Loan Commitment and Term A-2
Loan Commitment.  The initial amount of each Lender’s Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption or other documentation contemplated hereby pursuant to which such
Lender shall have assumed its Global Tranche Revolving Commitment, Danish Tranche Revolving
Commitment, Term A-1 Loan Commitment and/or Term A-2 Loan Commitment pursuant to the terms hereof, as applicable.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan
Document or the transactions contemplated therein which is distributed by the Administrative Agent, any
Lender or the Issuing Bank by means of electronic communications pursuant to Section 8.03, including through an Approved Electronic Platform.
“Company” means Standard Motor Products, Inc., a New York corporation.
“Computation Date” has the meaning assigned to such term in Section 2.04.
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Consolidated EBITDA” means, with respect to any period, without duplication, an amount equal to (a) Consolidated Net Income for such period, minus (b) the sum of (i) income tax credits,
(ii) gain from extraordinary items for such period, (iii) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, exchange or other disposition of capital assets (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities), and (iv) any other non-operating, non-cash gains that have been added in determining Consolidated Net Income, in each case to the extent included in the calculation of
Consolidated Net Income for such period, but without duplication, plus (c) the sum of (i) any provision for income taxes, (ii) Consolidated Interest Expense, (iii) loss from extraordinary items for such period,
(iv) the amount of any non-operating, non-cash losses or charges (including depreciation and amortization) for such period, (v) amortized debt discount for such period, (vi) the amount of any deduction to Consolidated Net Income as the result of any grant to any employee of the Company or any
Restricted Subsidiary of any Equity Interests, (vii) reasonable transaction fees and expenses incurred in connection with Acquisitions and investments permitted under the Loan Documents, whether or not consummated, (viii) the pro forma “run rate” cost savings, operating expense reductions and cost synergies (in each case net of amounts actually realized during such period) that result from actions taken
(or with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of the Company)) in connection with (A) the Julius Acquisition, any Permitted Acquisition or any other investment permitted under the Loan Documents or (B) any operating improvements, restructurings, cost savings and similar initiatives, in each case, reasonably expected by the Company in good faith to be realized (or, in with respect of actions for which substantial steps have been taken or are expected to be taken (in the good faith determination of the Company)) within twelve (12) months after the end of such period and calculated on a “run rate” basis such that the full recurring benefit associated therewith is taken into account; provided that (1) no cost savings, operating expense reductions or cost synergies shall be added pursuant to this clause (c)(viii) to the extent duplicative of any expenses or charges otherwise added to (or excluded from) Consolidated EBITDA, whether through a pro forma adjustment or otherwise, for such  period and (2) a Financial Officer of the Company shall have provided a reasonably detailed statement or schedule of such costs savings, operating expense reductions and cost synergies (the “Certified Cost Savings”) and shall have delivered a certificate to the Administrative Agent and the Lenders certifying that (x) such Certified Cost Savings are reasonably identifiable, factually supportable and reasonably attributable to the actions (or substantial steps) specified in such certificate and reasonably anticipate to result from such actions (or substantial steps), (y) such actions (or substantial steps) in respect of such Certified Cost Savings have been taken on or prior to the last day of the relevant period and are ongoing and (z) the benefits resulting from such Certified Cost Savings are reasonably expected by the Company in good faith to be realized within twelve (12) months after such transaction is consummated or such substantial steps have been taken; provided, further, that the aggregate amount added back under the immediately preceding clause (c)(vii) and this clause (c)(viii) for any period shall not exceed 15% of Consolidated EBITDA for such period (calculated before giving effect to such add backs); and (ix) any transaction fees, costs or expenses relating to any incurrence, prepayment, amendment, modification, restructuring or refinancing of Indebtedness (including the Loans) for such period, in each case, whether or not consummated, in each case to the extent deducted from revenues in the calculation of Consolidated Net Income for such period (other than in the case of clause (c)(viii)
above to the extent the items set forth therein have not been deducted from revenues in the calculation of
Consolidated Net Income for such period), but without duplication.  For purposes of this definition, the following items shall be subtracted from (or with respect to any deficit in item (1) below, added back to)
the calculation of Consolidated Net Income for purposes of calculating Consolidated EBITDA:  (1) the income (or deficit) of any other Person accrued prior to the date it became a Restricted Subsidiary or was merged or consolidated into the Company or any Restricted Subsidiary or any of such Person’s
Subsidiaries; (2) the undistributed earnings of any Subsidiary of the Company or any Restricted
Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such
Subsidiary is not at the time permitted by the terms of any contractual obligation or requirement of law applicable to such Subsidiary; (3) any restoration to income of any reserve established for specific non-
recurring items, except to the extent that provision for such reserve was made out of income accrued during such period; (4) any write-up of any asset; (5) any net gain from the collection of the proceeds of life insurance policies; (6) any net gain arising from the acquisition of any securities, or the extinguishment under GAAP of any Indebtedness, of the Company or any Restricted Subsidiary; (7) in
the case of a successor to any Restricted Subsidiary by consolidation, amalgamation or merger or as a transferee of its assets, any earnings of such successor prior to such consolidation, amalgamation, merger or transfer of assets; and (8) any deferred credit representing the excess of equity in any Subsidiary of the
Company or any Restricted Subsidiary at the date of acquisition of such Subsidiary over the cost to the
Company or such Restricted Subsidiary of the investment in such Subsidiary.  For purposes of this definition, and without duplication of amounts added back pursuant to clause (c)(iii) of the first sentence of this definition, the following items shall be added back to Consolidated Net Income for purposes of calculating Consolidated EBITDA: any one-time charges incurred in connection with severance, transition service, early retirement and similar costs, consolidation or relocation of facilities or dispositions of assets permitted hereunder in an aggregate amount not to exceed $10,000,000 during any fiscal year of the Company; provided that, to the extent such one-time charges in any such fiscal year are less than such $10,000,000 threshold, such unused charges may be carried forward and added back to
Consolidated Net Income for purposes of calculating Consolidated EBITDA only in the immediately succeeding fiscal year of the Company (in addition to the applicable amount for each fiscal year)
assuming such one-time charges are actually incurred in the immediately succeeding fiscal year.

“Consolidated First Lien Indebtedness” means, at any date of determination, the aggregate principal amount of Consolidated Total Indebtedness outstanding on such date that is secured by a Lien on any property or asset of the Company or any Restricted Subsidiary that is not junior or subordinated in priority to the Liens on the Collateral securing the Secured Obligations.
“Consolidated Interest Expense” means, with reference to any period, the interest expense
(including without limitation interest expense under Capital Lease Obligations that is treated as interest in accordance with GAAP) of the Company and its Restricted Subsidiaries calculated on a consolidated basis for such period with respect to all outstanding Indebtedness of the Company and its Restricted
Subsidiaries allocable to such period in accordance with GAAP (including net costs under interest rate
Swap Agreements to the extent such net costs are allocable to such period in accordance with GAAP). For purposes of the foregoing, interest expense shall be calculated after giving effect to any net payments actually made or received by the Company or any of its Restricted Subsidiaries with respect to interest rate Swap Agreements.
“Consolidated Net Income” means, with reference to any period, the net income (or loss)
of the Company and its Restricted Subsidiaries calculated in accordance with GAAP on a consolidated basis (without duplication) for such period; provided that there shall be excluded any income (or loss) of any Person other than the Company or a Restricted Subsidiary, but any such income so excluded may be included in such period or any later period to the extent of any cash dividends or distributions actually paid in the relevant period to the Company or any wholly-owned Restricted Subsidiary of the Company.
“Consolidated Total Assets” means, as of the date of any determination thereof, total assets of the Company and its Restricted Subsidiaries calculated in accordance with GAAP on a consolidated basis as of such date.
“Consolidated Total Indebtedness” means, as of the date of any determination thereof, the principal amount, without duplication, of all Indebtedness (but excluding contingent obligations in respect of the items described in clauses (i) and (j) of the definition of “Indebtedness”) of the Company and its
Restricted Subsidiaries calculated on a consolidated basis as of such date in accordance with GAAP.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  The terms “Controlling” and “Controlled” have meanings correlative thereto.
“CORRA” means the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator).
“CORRA Administrator” means the Bank of Canada (or any successor administrator).
“CORRA Determination Date” has the meaning specified in the definition of “Daily
Simple CORRA”.
“CORRA Rate Day” has the meaning specified in the definition of “Daily Simple
CORRA”.
“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length
(disregarding business day adjustment) as such Available Tenor.

“Covered Entity” means any of the following:
(i)a “covered entity” as that term is defined in, and interpreted in accordance with,
12 C.F.R. § 252.82(b);
(ii)a “covered bank” as that term is defined in, and interpreted in accordance with,
12 C.F.R. § 47.3(b); or
(iii)a “covered FSI” as that term is defined in, and interpreted in accordance with, 12
C.F.R. § 382.2(b).
“Covered Party” has the meaning assigned to it in Section 9.19.
“Credit Event” means a Borrowing, the issuance, amendment or extension of a Letter of
Credit, an LC Disbursement or any of the foregoing.
“Credit Exposure” means, as to any Lender at any time, the sum of (a) such Lender’s
Revolving Credit Exposure at such time, plus (b) an amount equal to the aggregate principal amount of its
Term Loans outstanding at such time.
“Credit Party” means the Administrative Agent, the Issuing Bank, the Swingline Lender
or any other Lender.
“Customer Draft” means the negotiable drafts issued by an Account Debtor in connection with a Customer Program.
“Customer Program” means a program established between an Account Debtor and a bank or other financial institution pursuant to which such Account Debtor consolidates multiple invoices from a supplier into a single large payment and issues a negotiable draft to a Loan Party which draft is purchased from the Loan Party by such financial institution for an agreed upon purchase price.
“Daily Simple CORRA” means, for any day (a “CORRA Rate Day”), a rate per annum equal to CORRA for the day (such day, the “CORRA Determination Date”) that is five (5) RFR Business
Days prior to (i) if such CORRA Rate Day is an RFR Business Day, such CORRA Rate Day or (ii) if such CORRA Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such
CORRA Rate Day, in each case, as such CORRA is published by the CORRA Administrator on the
CORRA Administrator’s website.  Any change in Daily Simple CORRA due to a change in CORRA shall be effective from and including the effective date of such change in CORRA without notice to the
Company. If by 5:00 p.m. (Toronto time) on any given CORRA Determination Date, CORRA in respect of such CORRA Determination Date has not been published on the CORRA Administrator’s website and a Benchmark Replacement Date with respect to the Daily Simple CORRA has not occurred, then CORRA for such CORRA Determination Date will be CORRA as published in respect of the first preceding RFR
Business Day for which such CORRA was published on the CORRA Administrator’s website, so long as such first preceding RFR Business Day is not more than five (5) RFR Business Days prior to such
CORRA Determination Date.
“Daily Simple ESTR” means, with respect to any Swingline Loan requested in euro for any Business Day, an interest rate per annum equal to the greater of (a) ESTR based on the published rate of ESTR as of the Business Day of such request and (b) 0%.  Any change in

Daily Simple ESTR due to a change in the applicable ESTR shall be effective from and including the effective date of such change in the ESTR without notice to the Company.
“Daily Simple RFR” means, for any day (an “RFR Interest Day”), an interest rate per annum equal to, for any RFR Loan denominated in (i) Pounds Sterling, SONIA for the day that is five (5)
RFR Business Days prior to (A) if such RFR Interest Day is an RFR Business Day, such RFR Interest
Day or (B) if such RFR Interest Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Interest Day, (ii) Swiss Francs, SARON for the day that is five (5) RFR Business
Days prior to (A) if such RFR Interest Day is an RFR Business Day, such RFR Interest Day or (B) if such
RFR Interest Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR
Interest Day, and (iii) Dollars, Daily Simple SOFR (following a Benchmark Transition Event and a
Benchmark Replacement Date with respect to the Term SOFR Rate), (iv) for any RFR Loan denominated in Canadian Dollars, Daily Simple CORRA (following a Benchmark Transition Event and a Benchmark
Replacement Date with respect to Term CORRA) and (v) that is a Swingline Loan denominated in euro,
Daily Simple ESTR.
“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day, a “SOFR Determination Date”) that is five (5) RFR Business Days prior to (i) if such SOFR Rate Day is an RFR Business Day, such SOFR Rate Day or (ii) if such SOFR Rate
Day is not an RFR Business Day, the RFR Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website.
Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Company. If by 5:00 p.m. (New York City time) on the second (2nd) RFR Business Day immediately following any SOFR Determination Date,
SOFR in respect of such SOFR Determination Date has not been published on the SOFR Administrator’s
Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Date will be SOFR as published in respect of the first preceding RFR Business Day for which such SOFR was published on the SOFR Administrator’s Website.
“Danish Borrower” means (i) K. Nissen International A/S, a public limited liability company (in Danish: aktieselskab) incorporated under the laws of Denmark with corporate (in Danish:
CVR) number 70606917 (the “Initial Danish Borrower”) or (ii) any other wholly-owned Subsidiary of the
Company which is incorporated under the laws of Denmark that is approved from time to time by the
Administrative Agent and each of the Danish Tranche Revolving Lenders, which approval shall not be unreasonably withheld.  For the avoidance of doubt, the Initial Danish Borrower will not be party to this
Agreement until the Initial Danish Borrower becomes a Foreign Subsidiary Borrower, on or following the
Julius Closing Date, pursuant to the terms of Section 2.25 and Section 4.04.
“Danish Borrower Accession Date” means the date on which the Initial Danish Borrower becomes a Foreign Subsidiary Borrower, on or following the Julius Closing Date, pursuant to the terms of
Section 2.25 and Section 4.04.
“Danish Companies Act” means the Danish Consolidated Act No. 1168 of September 1,
2023 on public and private limited liability companies, as amended (in Danish: Selskabsloven).
“Danish Kroner” or “DKK” means the lawful currency of Denmark.
“Danish Qualifying Lender” means a Lender which is beneficially entitled to interest payable to that Lender by any Danish Borrower under a Loan Document and which is (a) not affiliated with such Danish Borrower as referred to in section 2(1)(d) of the Danish Consolidated Act No. 1241 of
August 22, 2022 on corporate income tax, as amended (in Danish: Selskabsskatteloven) (provided that this will not have any impact on a Lender which is not directly or indirectly or due to agreed jointly control as mentioned in said Act in a relationship whereby they control, or are controlled by, such Danish
Borrower), or (b) a Danish Treaty Lender.
“Danish Tranche” has the meaning set forth in the definition of “Tranche”.
“Danish Tranche Augmenting Lender” has the meaning assigned to such term in
Section 2.20(b).
“Danish Tranche Increasing Lender” has the meaning assigned to such term in
Section 2.20(b).
“Danish Tranche Revolving Borrowing” means a Borrowing comprised of Danish
Tranche Revolving Loans.
“Danish Tranche Revolving Commitment” means, with respect to each Danish Tranche
Revolving Lender, the amount set forth on Schedule 2.01 opposite such Lender’s name under the heading
“Danish Tranche Revolving Commitment”, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York UCC) contemplated hereby pursuant to which such Danish Tranche Revolving Lender shall have assumed its Danish Tranche
Revolving Commitment, as applicable, and giving effect to (a) any reduction in such amount from time to time pursuant to Section 2.09, (b) any extension from time to time pursuant to Section 2.23 and (c) any reduction or increase in such amount from time to time pursuant to assignments by or to such Danish
Tranche Revolving Lender pursuant to Section 9.04; provided that at no time shall the Danish Tranche
Revolving Credit Exposure of any Lender exceed its Danish Tranche Revolving Commitment.  The initial aggregate amount of the Danish Tranche Revolving Commitments on the Effective Date is $10,000,000.
“Danish Tranche Revolving Credit Availability Period” means the period from and including the Danish Borrower Accession Date to but excluding the earlier of the Revolving Credit
Maturity Date and the date of termination of the Danish Tranche Revolving Commitments.
“Danish Tranche Revolving Credit Exposure” means, with respect to any Danish Tranche
Revolving Lender at any time, the outstanding principal amount of such Danish Tranche Revolving
Lender’s Danish Tranche Revolving Loans.
“Danish Tranche Revolving Lender” means a Lender with a Danish Tranche Revolving
Commitment or holding Danish Tranche Revolving Loans.
“Danish Tranche Revolving Loan” means a Loan made by a Danish Tranche Revolving
Lender pursuant to Section 2.01(a)(ii).
“Danish Treaty” has the meaning assigned such term in the definition of “Danish Treaty
State”.
“Danish Treaty Lender” means a Lender which (a) is treated as resident of a Danish
Treaty State for the purposes of the Danish Treaty, (b) does not carry on a business in Denmark through a permanent establishment with which such Lender’s participation in any Loan or Letter of Credit is effectively connected, and (c) fulfills all other conditions which must be fulfilled under the relevant

Danish Treaty to be entitled to full or partial exemption from Tax imposed by Denmark on interest payable to such Lender, including completing any required procedural formalities.
“Danish Treaty State” means a jurisdiction having a double taxation agreement (a “DK
Treaty”) with Denmark which makes provision for a full or partial exemption from Tax imposed by
Denmark on interest.
“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Defaulting Lender” means any Lender that (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or Swingline Loans or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Company or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three (3)
Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations as of the date of certification) to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of (i) a Bankruptcy Event or (ii) a Bail-In Action.
“Denmark” means the Kingdom of Denmark and “Danish” has the corollary meaning.
“Designated Obligations” means all obligations of the Borrowers with respect to
(a) principal of and interest on the Loans, (b) participations in Swingline Loans funded by the Global
Tranche Revolving Lenders, (c) unreimbursed LC Disbursements and interest thereon and (d) all commitment fees and Letter of Credit participation fees.
“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (in one transaction or in a series of transactions and whether effected pursuant to a division or otherwise) of any property by any Person (including any Sale and Leaseback Transaction and any issuance of Equity
Interests by a Subsidiary of such Person), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.
“Documentation Agent” means Citizens Bank, N.A., in its capacity as documentation agent for the credit facilities evidenced by this Agreement.

“Dollar Amount” of any amount of any currency means, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount, (b) if such amount is expressed in a
Foreign Currency, the equivalent of such amount in Dollars determined by using the rate of exchange for the purchase of Dollars with such Foreign Currency last provided (either by publication or otherwise provided to the Administrative Agent) by the applicable Reuters source on the Business Day (New York
City time) immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of Dollars with such Foreign Currency, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Administrative Agent in its sole discretion (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion) and (c) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion.
“Dollars” or “$” refers to lawful money of the United States of America.
“Domestic Loan Party” means a Loan Party organized under the laws of a jurisdiction located in the United States of America.
“Domestic Subsidiary” means a Restricted Subsidiary organized under the laws of a jurisdiction located in the United States of America.
“ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the
Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution
Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member
Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union,
Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee)
having responsibility for the resolution of any EEA Financial Institution.
“Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02).
“Effective Date Financial Statements” means the consolidated balance sheet and statements of income, stockholders equity and cash flows of the Company and its consolidated
Subsidiaries (i) as of and for the fiscal year ended December 31, 2023 reported on by KPMG LLP, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended June 30, 2024, certified by its chief financial officer.

“Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.
“Eligible Foreign Subsidiary” means (i) with respect to the Danish Tranche, the Initial
Danish Borrower and any other Danish Borrower that satisfies the conditions set forth in clause (ii) of the definition of “Danish Borrower” and (ii) with respect to the Global Tranche, any Foreign Subsidiary that is approved from time to time by the Administrative Agent and each of the Lenders under such Tranche, which approval shall not be unreasonably withheld.
“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any
Governmental Authority, relating in any way to (i) protection of the environment, (ii) preservation or reclamation of natural resources, (iii) the management, release or threatened release of any Hazardous
Material or (iv) health and safety matters.
“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the
Company or any Restricted Subsidiary (or, solely in the case of the usage of the term “Environmental
Liability” in Section 9.03(c), any Subsidiary) directly or indirectly resulting from or based upon
(a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other similar rights entitling the holder thereof to purchase or acquire any such equity interest, but excluding any debt securities convertible into any of the foregoing.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder.
“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.
“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA with respect to a Plan (other than an event for which the 30 day notice period is waived); (b) the failure to satisfy the “minimum funding standard” (as defined in Section 412 of the Code or Section 302 of
ERISA), whether or not waived, with respect to any Plan; (c) the filing pursuant to Section 412(c) of the
Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Company or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice indicating an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the
Company or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal of the Company or any of its ERISA Affiliates from any Plan or Multiemployer Plan; or
(g) the receipt by the Company or any ERISA Affiliate from a Multiemployer Plan of any notice, or the receipt by any Multiemployer Plan from the Company or any ERISA Affiliate of any notice, concerning the imposition upon the Company or any of its ERISA Affiliates of Withdrawal Liability or a
determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.
“ESG Amendment” has the meaning assigned to it in Section 2.24(a).
“ESG Pricing Provisions” has the meaning assigned to it in Section 2.24(a).
“ESOP” means a Plan that is intended to satisfy the requirements of Section 4975(e)(7) of the Code.
“ESTR” means, with respect to any Business Day, a rate per annum equal to the Euro
Short Term Rate for such Business Day published by the ESTR Administrator on the ESTR
Administrator’s Website.
“ESTR Administrator” means the European Central Bank (or any successor administrator of the Euro Short Term Rate).
“ESTR Administrator’s Website” means the European Central Bank’s website, currently at http://www.ecb.europa.eu, or any successor source for the Euro Short Term Rate identified as such by the ESTR Administrator from time to time.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“EURIBO Rate” means, with respect to any Term Benchmark Borrowing denominated in euro and for any Interest Period, the EURIBO Screen Rate, two (2) TARGET Days prior to the commencement of such Interest Period.
“EURIBO Screen Rate” means the euro interbank offered rate administered by the
European Money Markets Institute (or any other person which takes over the administration of that rate)
for the relevant period displayed (before any correction, recalculation or republication by the administrator) on page EURIBOR01 of the Reuters screen (or any replacement Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Reuters as published at approximately 11:00 a.m. Brussels time two
TARGET Days prior to the commencement of such Interest Period.  If such page or service ceases to be available, the Administrative Agent may specify another page or service displaying the relevant rate after consultation with the Company.
“euro” and/or “€” means the single currency of the Participating Member States.
“Event of Default” has the meaning assigned to such term in Section 7.01.
“Excluded Accounts” has the meaning assigned to such term in the Security Agreement.
“Excluded Assets” means: (1) any fee-owned real property and all leasehold interests in real property (including that there shall be no requirements to deliver landlord lien waivers, estoppels and collateral access letters), (2) any “intent-to-use” application for registration of a trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act of an “Amendment to Allege Use” pursuant to Section 1(c) of the
Lanham Act with respect thereto, solely to the extent, if any, that and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law, (3) assets in respect of which pledges and security interests are (i) are prohibited or restricted by (A) any law or regulation or (B) any contractual obligation (including any requirement to obtain the consent of any third party) (other than the Company or any Restricted Subsidiary)) that, in the case of this clause (B), exists on the Effective Date or at the time the relevant Subsidiary Guarantor becomes a Subsidiary Guarantor and was not incurred in contemplation of its becoming a Subsidiary Guarantor (including pursuant to assumed
Indebtedness so long as such Indebtedness is permitted to be assumed hereunder) (other than to the extent that such prohibition would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408, 9-409 or other applicable provisions of the UCC of any relevant jurisdiction or any other applicable law); provided that, immediately upon the ineffectiveness, lapse or termination of any such prohibitions, such assets shall automatically cease to constitute Excluded Assets, or (ii) would require a governmental (including regulatory) consent, approval, license or authorization in order to provide the lien that is required on the
Effective Date or at the time the relevant Subsidiary Guarantor becomes a Subsidiary Guarantor, (4)
Equity Interests in any entity other than Wholly-Owned Restricted Subsidiaries to the extent pledges thereof are not permitted by such entity’s organizational or joint venture documents (unless any such restriction would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408, 9-409 or other applicable provisions of the UCC of any relevant jurisdiction or any other applicable law), (5) assets subject to certificates of title (other than motor vehicles subject to certificates of title; provided that perfection of security interests in such motor vehicles shall be limited to the filing of UCC financing statements), letter of credit rights (other than to the extent the security interest in such letter of credit right may be perfected by the filing of UCC financing statements) with a value of less than $10,000,000 and commercial tort claims with a value of less than $10,000,000, (6) any lease, license or other agreement or any property subject to a purchase money security interest or similar arrangement to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement or purchase money arrangement or create a right of termination in favor of any other party thereto (other than the
Company or a Subsidiary Guarantor) (other than (x) proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC notwithstanding such prohibition, (y) to the extent that any such term has been waived or (z) to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408, 9-409 or other applicable provisions of the UCC of any relevant jurisdiction or any other applicable law); provided that, immediately upon the ineffectiveness, lapse or termination of any such term, such assets shall automatically cease to constitute Excluded Assets, (7) trust accounts, payroll accounts, custodial accounts, escrow accounts and other similar deposit or securities accounts (including any securities accounts used for permitted share repurchases and Excluded
Accounts), (8) foreign assets (other than pledges of Pledge Subsidiaries not in excess of the relevant percentages set forth in Section 5.09(b)), (9) Equity Interests in Subsidiaries that are not Pledge
Subsidiaries, or in Pledge Subsidiaries in excess of the relevant percentages set forth in Section 5.09(b),
(10) those assets as to which the Administrative Agent and the Company reasonably agree that the cost, burden, difficulty or consequence of obtaining such a security interest or perfection thereof outweighs, or are excessive in relation to, the practical benefit to the Lenders of the security to be afforded thereby, (11)
794 shares of common stock of Dana Holding Corporation owned by the Company, and (12) Permitted
Supply Chain Financing Receivables.  Notwithstanding the foregoing, Excluded Assets shall not include any proceeds, products, substitutions or replacements of Excluded Assets (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Assets).

“Excluded Existing Mortgage Loans” means the mortgage loans made available by
Nykredit Realkredit A/S to (i) Nissens Automotive A/S in respect of the property located at Nokiavej 2,
DK-8700 Horsens, Denmark and (ii) NA Properties ApS in respect of the properties located at
Ormhøjgårdvej 5, DK-8700 Horsens, Denmark and Ormhøjgårdvej 9, DK-8700 Horsens, Denmark, in an aggregate principal amount not to exceed DKK 112,000,000.
“Excluded Subsidiary” means: (a) any CFC Holding Company or CFC, (b) any
Subsidiary whose Equity Interests are owned directly or indirectly by a CFC Holding Company or a CFC and (c) any Unrestricted Subsidiary.
“Excluded Swap Obligation” means, with respect to any Loan Party, any Specified Swap
Obligation if, and to the extent that, all or a portion of the Guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Specified Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the
Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an ECP at the time the Guarantee of such
Loan Party or the grant of such security interest becomes or would become effective with respect to such
Specified Swap Obligation.  If a Specified Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Specified Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a
Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case,
(i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax
(or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender,
U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan, Letter of Credit or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan, Letter of Credit or Commitment
(other than pursuant to an assignment request by the Company under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan, Letter of Credit or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with
Section 2.17(f), (d) any withholding Taxes imposed under FATCA and (e) Taxes imposed by Denmark and which are required to be deducted or withheld from payments of interest from any Danish Borrower to a Lender or Issuing Bank if and only to the extent that, on the date on which such payment falls due, the payment could have been made by such Danish Borrower without such deduction or withholding if the relevant Lender or Issuing Bank had been a Danish Qualifying Lender, but on that date the relevant
Lender or Issuing Bank is not, or has ceased to be, a Danish Qualifying Lender other than as a result of any Change in Law after the date on which it became a party to this Agreement or any change in (or in the administration, interpretation, implementation or application of) any double taxation agreement or any practice or concession of any relevant taxing authority.
“Existing Credit Agreement” means that certain Credit Agreement, dated as of June 1,
2022 (and amended on May 13, 2024 and July 5, 2024), between, among others, the Company and
JPMorgan Chase Bank, N.A. as Administrative Agent.

“Existing Letters of Credit” means the letters of credit listed in Schedule 2.06.
“Expected Acquisition Closing Date” has the meaning assigned to it in the definition of
Expected Julius Closing Date Notice.
“Expected Julius Closing Date Notice” means a written notice delivered by the Company to the Administrative Agent certifying that: (i) the Julius Acquisition is scheduled to occur within two
Business Days (such Business Day, the “Expected Acquisition Closing Date”) and (ii) the Company
reasonably expects that all conditions set forth in Section 4.03 will be satisfied on or before the Expected
Acquisition Closing Date.
“Extended Maturity Date” has the meaning assigned to it in Section 2.23(a).
“Extending Lender” has the meaning assigned to it in Section 2.23(b).
“Extension Availability Period” means the period beginning on the Effective Date and ending on the five year anniversary thereof.
“Extension Date” has the meaning assigned to it in Section 2.23(a).
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this
Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among
Governmental Authorities and implementing such Sections of the Code.
“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding
Business Day by the NYFRB as the effective federal funds rate; provided that if the Federal Funds
Effective Rate as so determined would be less than 0%, such rate shall be deemed to be 0% for the purposes of this Agreement.
“Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America.
“Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Company or any other Person designated as a “Financial Officer” by any of the foregoing officers in writing to the Administrative Agent and reasonably acceptable to the
Administrative Agent.
“Financials” means the annual or quarterly financial statements, and accompanying certificates and other documents, of the Company and its Restricted Subsidiaries required to be delivered pursuant to Section 5.01(a) or 5.01(b).
“First Lien Net Leverage Ratio” means the ratio, as of any date of determination, of (a)(x)
Consolidated First Lien Indebtedness minus (y) Liquidity as of the last day of the most recently ended
Test Period to (b) Consolidated EBITDA for the Test Period then most recently ended, in each case of the
Company and its Restricted Subsidiaries on a consolidated basis.

“First Tier Foreign Subsidiary” means each direct Foreign Subsidiary of any one or more of the Company and its Domestic Subsidiaries.
“Fixed Incremental Amount” means, as of any date of determination, an amount equal to
(a) the greater of (i) $168,000,000 and (ii) 100% of Consolidated EBITDA for the most recently ended
Test Period less (b) the amount of any previous increase in the Global Tranche Revolving Commitments and Incremental Term Loans incurred in reliance on the Fixed Incremental Amount.
“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term SOFR Rate, the Adjusted EURIBO Rate, the Adjusted
CIBO Rate, the Adjusted Term CORRA Rate, each Adjusted Daily Simple RFR, the Canadian Prime
Rate or the Central Bank Rate, as applicable. For the avoidance of doubt, the initial Floor for each of the
Adjusted Term SOFR Rate, the Adjusted EURIBO Rate, the Adjusted CIBO Rate, the Adjusted Term
CORRA Rate, each Adjusted Daily Simple RFR or the Central Bank Rate shall be 0%.
“Foreign Currencies” means Agreed Currencies other than Dollars.
“Foreign Currency Payment Office” of the Administrative Agent shall mean, for each
Foreign Currency, the office, branch, affiliate or correspondent bank of the Administrative Agent for such currency as specified from time to time by the Administrative Agent to the Company and each Lender.
“Foreign Lender” means (a) if the applicable Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the applicable Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes.
“Foreign Subsidiary” means any Subsidiary which is not organized under the laws of a jurisdiction located in the United States of America.
“Foreign Subsidiary Borrower” means any Eligible Foreign Subsidiary that becomes a
Foreign Subsidiary Borrower pursuant to Section 2.25 and that has not ceased to be a Foreign Subsidiary
Borrower pursuant to such Section.
“GAAP” means generally accepted accounting principles in the United States of
America.
“Global Borrower” means any Borrower other than the Danish Borrowers.
“Global Tranche” has the meaning set forth in the definition of “Tranche”.
“Global Tranche Applicable Percentage” means the percentage equal to a fraction the numerator of which is such Lender’s Global Tranche Commitment and the denominator of which is the aggregate Global Tranche Commitments of all Global Tranche Revolving Lenders (if the Global Tranche
Commitments have terminated or expired, the Global Tranche Applicable Percentages shall be determined based upon the Global Tranche Commitments most recently in effect, giving effect to any assignments); provided that in the case of Section 2.22 when a Defaulting Lender shall exist, any such
Defaulting Lender’s Global Tranche Commitment shall be disregarded in the calculation.

“Global Tranche Augmenting Lender” has the meaning assigned to such term in
Section 2.20(a).
“Global Tranche Increasing Lender” has the meaning assigned to such term in
Section 2.20(a).
“Global Tranche Revolving Borrowing” means a Borrowing comprised of Global
Tranche Revolving Loans.
“Global Tranche Revolving Commitment” means, with respect to each Global Tranche
Revolving Lender, the amount set forth on Schedule 2.01 opposite such Lender’s name under the heading
“Global Tranche Revolving Commitment”, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York UCC) contemplated hereby pursuant to which such Global Tranche Revolving Lender shall have assumed its Global Tranche
Revolving Commitment, as applicable, and giving effect to (a) any reduction in such amount from time to time pursuant to Section 2.09, (b) any increase or extension from time to time pursuant to Section 2.20 or
2.23 and (c) any reduction or increase in such amount from time to time pursuant to assignments by or to such Global Tranche Revolving Lender pursuant to Section 9.04; provided that at no time shall the Global
Tranche Revolving Credit Exposure of any Lender exceed its Global Tranche Revolving Commitment.
The initial aggregate amount of the Global Tranche Revolving Commitments on the Effective Date is
$430,000,000.
“Global Tranche Revolving Credit Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Revolving Credit Maturity Date and the date of termination of the Global Tranche Revolving Commitments.
“Global Tranche Revolving Credit Exposure” means, with respect to any Global Tranche
Revolving Lender at any time, and without duplication, the sum of the outstanding principal amount of such Global Tranche Revolving Lender’s Global Tranche Revolving Loans, its LC Exposure and its
Swingline Exposure.
“Global Tranche Revolving Lender” means a Lender with a Global Tranche Revolving
Commitment or holding Global Tranche Revolving Loans.
“Global Tranche Revolving Loan” means a Loan made by a Global Tranche Revolving
Lender pursuant to Section 2.01(a)(i).
“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such
Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term
“Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business.
The amount of any Guarantee shall be deemed to be an amount equal to the lesser of (a) the stated or determinable amount of the primary payment obligation in respect of which such Guarantee is made and
(b) the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guarantee, unless such primary payment obligation and the maximum amount for which such guaranteeing Person may be liable are not stated or determinable, in which case the amount of the Guarantee shall be such guaranteeing Person’s maximum reasonably possible liability in respect thereof as reasonably determined by the Company in good faith.
“Guaranteed Obligations” has the meaning assigned to such term in Article X.
“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.
“Incremental Cap” means the sum of:
(a)the Fixed Incremental Amount, plus
(b)the amount of any voluntary prepayment of any Term Loan in accordance with
Section 2.11(a) and/or the amount of any permanent reduction of any Revolving Commitment; provided that the relevant prepayment was not funded with the proceeds of any long-term Indebtedness, plus
(c)an unlimited amount so long as, in the case of this clause (c), after giving effect
(including pro forma effect) to the relevant increase of the Global Tranche Revolving Commitment or
Incremental Term Loans, the First Lien Net Leverage Ratio does not exceed 2.75 to 1.00, calculated on a pro forma basis, including to give effect to any Acquisition or other transaction consummated in connection therewith and the application of the proceeds thereof, and assuming a full drawing of any increase of Global Tranche Revolving Commitments or Incremental Term Loans incurred (but excluding the proceeds thereof for purposes of calculating the Liquidity component of the First Lien Net Leverage
Ratio). Further, for the avoidance of doubt, Global Tranche Revolving Commitment increases and
Incremental Term Loans may be incurred pursuant to this clause (c) prior to utilization of the amount set forth in clause (a) or clause (b) of this definition;
provided that:
(i)any Global Tranche Revolving Commitment increase and/or Incremental Term
Loans may be incurred under one or more of clauses (a), (b) and (c) of this definition as selected by the Company in its sole discretion; and
(ii)if any Global Tranche Revolving Commitment increase and/or Incremental Term
Loans is intended to be incurred or implemented in reliance on clause (c) of this definition and any other clause of this definition substantially concurrently in a single transaction or series of related transactions, (A) the permissibility of the portion of such Global Tranche Revolving
Commitment increase and/or Incremental Term Loans to be incurred or implemented under clause (c) of this definition shall be calculated first without giving effect to any Global Tranche

Revolving Commitment increase and/or Incremental Term Loans to be incurred or implemented in reliance on any other clause of this definition, but giving full pro forma effect to the use of proceeds of the entire amount of the loans and commitments that will be incurred or implemented at such time in reliance on such Global Tranche Revolving Commitment increase and/or
Incremental Term Loans and the related transactions and (B) the permissibility of the portion of such Global Tranche Revolving Commitment increase and/or Incremental Term Loans to be incurred or implemented under the other applicable clauses of this definition shall be calculated thereafter.
“Incremental Term Loan” has the meaning assigned to such term in Section 2.20.
“Incremental Term Loan Amendment” has the meaning assigned to such term in
Section 2.20.
“Indebtedness” of any Person means, without duplication, (a) all obligations of such
Person for borrowed money, (b) the principal amount of all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid (excluding current accounts payable incurred in the ordinary course of business), (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding (x) accounts payable incurred in the ordinary course of business, (y) any earn-out, deferred or similar obligations until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP and if not paid after becoming due and payable and (z) expenses accrued in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by)
any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed; provided, that, if such Person has not assumed or otherwise become liable in respect of such Indebtedness, such obligations shall be deemed to be in an amount equal to the lesser of (i) the amount of such Indebtedness and (ii) the fair market value of such property at the time of determination
(in the Company’s good faith estimate), (g) all Guarantees by such Person of Indebtedness of others,
(h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such
Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances and (k) all obligations of such
Person under Sale and Leaseback Transactions.  The Indebtedness of any Person shall include the
Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. The amount of Indebtedness (including any Guarantees constituting Indebtedness)
for which recourse is limited either to a specified amount or to an identified asset of such Person shall be deemed to be equal to the lesser of (x) such specified amount and (y) the fair market value of such identified asset as determined by such Person in good faith. Notwithstanding anything to the contrary in this definition, the term “Indebtedness” shall not include (i) deferred or prepaid revenue, (ii) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller, (iii) obligations under sale and leaseback transactions to the extent such obligations are not reflected as a liability on the consolidated balance sheet of the
Company or (iv) obligations under any Swap Agreements.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan
Document and (b) to the extent not otherwise described in clause (a) hereof, Other Taxes.
“Indemnitee” has the meaning assigned to such term in Section 9.03(c).
“Ineligible Institution” has the meaning assigned to such term in Section 9.04(b).
“Information” has the meaning assigned to such term in Section 9.12.
“Information Memorandum” means the Lender Presentation dated August 2024 relating to the Company and the Transactions.
“Initial Danish Borrower” has the meaning set forth in the definition of “Danish
Borrower”.
“Interest Coverage Ratio” has the meaning assigned to such term in Section 6.13(b).
“Interest Election Request” means a request by the applicable Borrower to convert or continue a Borrowing in accordance with Section 2.08, which shall be substantially in the form approved by the Administrative Agent and separately provided to the Company.
“Interest Payment Date” means (a) with respect to any ABR Loan (other than a Swingline
Loan) and any Loan that bears interest at the Canadian Prime Rate, the last day of each March, June,
September and December and the Applicable Maturity Date, (b) with respect to any RFR Loan, each date that is on the numerically corresponding day in each calendar month that is one month after the
Borrowing of such RFR Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and the Applicable Maturity Date, (c) with respect to any Term Benchmark
Loan, the last day of each Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term Benchmark Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period and the Applicable Maturity Date and (d) with respect to any
Swingline Loan, the day that such Loan is required to be repaid and the Applicable Maturity Date.
“Interest Period” means with respect to any Term Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is (a) one month thereafter, (b) three months thereafter, or (c) other than with respect to a Term Benchmark Borrowing denominated in Canadian Dollars, six months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment for any
Agreed Currency), as the applicable Borrower (or the Company on behalf of the applicable Borrower)
may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such
Interest Period shall be extended to the next succeeding Business Day unless such next succeeding
Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such
Interest Period, (iii) no tenor that has been removed from this definition pursuant to Section 2.14(e) shall be available for specification in such Borrowing Request or Interest Election Request, and (iv) if
requested by the applicable Borrower and acceptable to each Lender under the applicable Class and the
Administrative Agent, the duration of any available Interest Period specified in clause (a), (b) or (c) above may be adjusted by no more than five calendar days.  For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.
“IRS” means the United States Internal Revenue Service.
“Issuing Bank” means (a) JPMorgan Chase Bank, N.A., Bank of America, N.A. and
Citizens Bank, N.A. (in each case, through itself or through one of its designated affiliates or branch offices), each in its capacity as the issuer of Letters of Credit hereunder, and (b) with respect to the
Existing Letters of Credit, JPMorgan Chase Bank, N.A., in each case together with its successors in such capacity as provided in Section 2.06(i).  Any Issuing Bank may, in its discretion, arrange for one or more
Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank”
shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.  Each reference herein to the “Issuing Bank” in connection with a Letter of Credit or other matter shall be deemed to be a reference to the relevant Issuing Bank with respect thereto, and, further, references herein to “the Issuing
Bank” shall be deemed to refer to each of the Issuing Banks or the relevant Issuing Bank, as the context requires.
“Julius” means AX V Nissens III ApS, a private limited liability company (in Danish:
anpartsselskab) incorporated under the laws of Denmark with corporate (in Danish: CVR) number
38647350.
“Julius Acquisition” means the purchase of 100% of the issued and outstanding share capital of Julius as well as the AX V Nissens II Minority Shares (as defined in the Julius Purchase
Agreement) by the Company pursuant to the Julius Purchase Agreement.
“Julius Acquisition Termination Notice” means a written notice delivered by the
Company to the Administrative Agent (for distribution to the Lenders) that the Julius Purchase
Agreement has been terminated prior to closing of the Julius Acquisition or the Company’s and its
Affiliates’ obligations under the Julius Purchase Agreement to consummate the Julius Acquisition have been terminated in accordance with the terms of the Julius Purchase Agreement, which notice may, at the
Company's discretion, extend the Term A-1 Loan Availability Period (solely with respect to the
Alternatively Funded Term A-1 Loans) to the date which is up to seven (7) days following the date on which the Julius Purchase Agreement terminated (or the Company’s and its Affiliates’ obligations under the Julius Purchase Agreement to consummate the Julius Acquisition terminated).
“Julius Closing Date” means the date on which the conditions specified in Section 4.03 are satisfied (or waived in accordance with Section 9.02).
“Julius Closing Date Commitments” means the Term A-1 Loan Commitments, the Term
A-2 Loan Commitments and the Julius Closing Date Revolving Loans.
“Julius Closing Date Loans” means the Term A-1 Loans (excluding Alternatively Funded
Term A-1 Loans), the Term A-2 Loans and the Julius Closing Date Revolving Loans.
“Julius Closing Date Revolving Loans” means Global Tranche Revolving Loans to be made by the Global Tranche Revolving Lenders which are used to finance the Julius Acquisition, for the
Julius Closing Date Target Refinancing and to pay Julius Closing Date Transaction Costs in an amount not to exceed $125,000,000.

“Julius Closing Date Target Refinancing” means the repayment, redemption, defeasance, discharge, refinancing, replacement or termination or the delivery of irrevocable notice with respect thereto (other than any right to revoke such notice if the Julius Acquisition will not be consummated on or prior to the applicable date of repayment), as applicable, of the principal, accrued and unpaid interest, fees, premium, if any, and other amounts, other than contingent obligations not then due and payable and that by their terms survive the termination thereof (or letters of credit grandfathered, backstopped or cash collateralized), under all Credit Facilities (as defined in the Julius Purchase Agreement) other than the
Excluded Existing Mortgage Loans, and the termination and release of all related guarantees and security interests in respect of each of the foregoing.
“Julius Closing Date Transaction Costs” means any fees, costs or expenses incurred or payable by the Company or any Subsidiary in connection with the Julius Closing Date Transactions.
“Julius Closing Date Transactions” means (a) the execution, delivery and performance by the Loan Parties of Loan Documents, if any, that were executed and delivered on the Julius Funding Date or the Julius Closing Date, the borrowing of the Julius Closing Date Loans under this Agreement and the use of the proceeds thereof, (b) the consummation of the Julius Acquisition and the other transactions contemplated by the Julius Purchase Agreement, (c) the Julius Closing Date Target Refinancing, (d) the
consummation of any other transactions in connection with the foregoing and (e) the payment of the fees, premiums and expenses incurred in connection with any of the foregoing.
“Julius Funding Date” means the date that the conditions for funding the Julius Closing
Date Loans have been satisfied in accordance with Section 4.03 (subject to the last paragraph thereof) and the Julius Closing Date Loans are funded pursuant to Section 2.01.
“Julius Pre-Funding Conditions” means the following conditions precedent: (a) the
Specified Representations shall be true and correct in all material respects (provided that any representation or warranty that is qualified by materiality, Material Adverse Effect or similar language shall be true and correct in all respects) on and as of the Julius Funding Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such date), (b)
after giving effect to the Julius Closing Date Transactions, the Company and its Subsidiaries, taken as a whole, shall be Solvent and will be Solvent subsequent to incurring the indebtedness in connection with the Julius Closing Date Transactions, (c) the Term A-1 Loan Commitment Expiration Date and/or Term
A-2 Loan Commitment Expiration Date, as applicable, shall have not occurred, (d) the Administrative
Agent shall have received a certificate signed by a Responsible Officer of the Company certifying that the conditions specified in the preceding clauses (a), (b) and (c) have been satisfied and (e) all fees and reasonable and documented out-of-pocket invoiced expenses due and payable to the Administrative
Agent, the Lenders and their respective Affiliates that are required to be paid on or prior to the Julius
Closing Date shall have been paid or shall have been authorized to be deducted from the proceeds of the
Term A-1 Loans, Term A-2 Loans and/or Julius Closing Date Revolving Loans.
“Julius Purchase Agreement” means the Share Sale and Purchase Agreement, dated July
5, 2024 (together with all exhibits, schedules and appendices thereto and as amended, restated, supplemented and/or otherwise modified from time to time so long as any such amendment, restatement, supplement or other modification constitutes a Permitted Amendment), by and among the Company,
Julius and certain other parties, related to the sale and purchase of the entire share capital of Julius as well as the AX V Nissens II Minority Shares (as defined in the Julius Purchase Agreement).

“Julius Quality of Earnings Report” means that certain Project Julius – Financial Due
Diligence and HR Findings report, dated June 2024, prepared by PwC US Business Advisory LLP and delivered to the Administrative Agent on June 25, 2024 (together with any updates or modifications thereto reasonably agreed between the Company and the Administrative Agent).
“Latest Maturity Date” means, at any date of determination, the latest Applicable
Maturity Date applicable to any Loan or Commitment hereunder at such time, in each case as extended in accordance with this Agreement from time to time.
“LC Collateral Account” has the meaning assigned to such term in Section 2.06(j).
“LC Disbursement” means a payment made by the Issuing Bank pursuant to a Letter of
Credit.
“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn Dollar Amount of all outstanding Letters of Credit at such time plus (b) the aggregate Dollar Amount of all LC
Disbursements that have not yet been reimbursed by or on behalf of the Company at such time.  The LC
Exposure of any Global Tranche Revolving Lender at any time shall be its Global Tranche Applicable
Percentage of the LC Exposure at such time.  For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Article 29(a) of the Uniform Customs and Practice for Documentary Credits,
International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time) or Rule 3.13 or Rule 3.14 of the International Standby Practices,
International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time) or similar terms in the governing rules or laws or of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Company and each Global Tranche Revolving Lender shall remain in full force and effect until the Issuing Bank and the Global Tranche Revolving Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit.
“Lender Notice Date” has the meaning assigned to it in Section 2.23(b).
“Lender Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.
“Lender-Related Person” has the meaning assigned to such term in Section 9.03(b).
“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a Lender hereunder pursuant to Section 2.20 or pursuant to an Assignment and Assumption or otherwise, other than any such Person that ceases to be a party hereto pursuant to an Assignment and
Assumption or otherwise.  Unless the context otherwise requires, the term “Lenders” includes the
Swingline Lender and the Issuing Bank.
“Letter of Credit” means any letter of credit issued pursuant to this Agreement.
“Letter of Credit Agreement” has the meaning assigned to such term in Section 2.06(b).
“Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.
“Limited Condition Acquisition” means the Julius Acquisition, any Permitted Acquisition or any other Acquisition permitted hereunder by the Company or any Subsidiary the consummation of which is not conditioned on the availability of third party debt financing.
“Limited Conditionality Provision” means, to the extent any Collateral (including the grant or perfection of any security interest) is not or cannot be provided on the Julius Closing Date (other than (i) the grant and perfection of security interests in assets with respect to which a Lien may be perfected solely by the filing of a financing statement under the Uniform Commercial Code (“UCC”), (ii)
the filing of short-form security agreements with the United States Patent and Trademark Office or the
United States Copyright Office, or (iii) the grant and perfection of security interests in certificated Equity
Interests of Domestic Subsidiaries of the Company (provided, that such certificated Equity Interests of any Domestic Subsidiaries of Julius will be required to be delivered on the Julius Closing Date only to the extent received from Julius after the Company’s use of commercially reasonable efforts to obtain such certificated Equity Interests on or prior to the Julius Closing Date)), then the provision and perfection of such Collateral shall not constitute a condition precedent to the availability and initial funding of the
Julius Closing Date Loans, but may instead be provided within 90 days after the Julius Closing Date (or, in each case, such later date, as agreed in the Administrative Agent’s reasonable discretion) pursuant to arrangements to be mutually agreed by the Administrative Agent and the Company.
“Liquidity” means, as of any date of determination, the aggregate amount of unrestricted and unencumbered (other than Liens securing the Secured Obligations and Permitted Encumbrances) cash and Permitted Investments maintained by the Company and its Restricted Subsidiaries as of such date.
“Loan Documents” means this Agreement (including schedules and exhibits hereto), each
Borrowing Subsidiary Agreement, each Borrowing Subsidiary Termination, any promissory notes issued pursuant to Section 2.10(g), any Letter of Credit applications, any Letter of Credit Agreement, the
Collateral Documents, the Subsidiary Guaranty, and all other agreements, instruments, documents and certificates identified in Section 4.01 executed and delivered to, or in favor of, the Administrative Agent or any Lenders and including all other pledges, powers of attorney, consents, assignments, contracts, notices, letter of credit agreements and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party, or any employee of any Loan Party, and delivered to the
Administrative Agent or any Lender in connection with this Agreement or the transactions contemplated hereby.  Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.
“Loan Parties” means, collectively, the Borrowers and the Subsidiary Guarantors.
“Loans” means the loans made by the Lenders to the Borrowers pursuant to this
Agreement.

“Local Time” means (i) New York City time in the case of a Loan, Borrowing or LC
Disbursement denominated in Dollars and (ii) local time in the case of a Loan, Borrowing or LC
Disbursement denominated in a Foreign Currency (it being understood that such local time shall mean (a)
London, England time with respect to any Foreign Currency (other than euro and Canadian Dollars), (b)
Brussels, Belgium time with respect to euro and (c) Toronto, Canada time with respect to Canadian
Dollars, in each case of the foregoing clauses (a), (b) and (c) unless otherwise notified by the
Administrative Agent).
“Margin Stock” means margin stock within the meaning of Regulations T, U and X, as applicable.
“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations or financial condition of the Company and the Restricted Subsidiaries taken as a whole, (b) the ability of any Borrower to perform any of its material obligations under this Agreement or any other Loan
Document or (c) the validity or enforceability of this Agreement or any and all other Loan Documents or the rights or remedies of the Administrative Agent and the Lenders hereunder or thereunder.
“Material Domestic Subsidiary” means each Domestic Subsidiary (other than an
Excluded Subsidiary) (i) which, as of the most recent fiscal quarter of the Company, for the period of four consecutive fiscal quarters then ended, for which financial statements have been delivered pursuant to
Section 5.01(a) or (b) (or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or (b), the most recent financial statements referred to in Section
3.04(a)), contributed greater than five percent (5%) of Consolidated EBITDA for such period or
(ii) which contributed greater than five percent (5%) of Consolidated Total Assets as of such date;
provided that, if at any time the aggregate amount of Consolidated EBITDA or Consolidated Total Assets attributable to all Domestic Subsidiaries that are not Material Domestic Subsidiaries exceeds 10% of
Consolidated EBITDA for any such period or 10% of Consolidated Total Assets as of the end of any such fiscal quarter, the Company (or, in the event the Company has failed to do so within ten (10) days, the
Administrative Agent) shall designate sufficient Domestic Subsidiaries as “Material Domestic
Subsidiaries” to eliminate such excess, and such designated Subsidiaries shall for all purposes of this
Agreement constitute Material Domestic Subsidiaries.
“Material Foreign Subsidiary” means each Foreign Subsidiary (i) which, as of the most recent fiscal quarter of the Company, for the period of four consecutive fiscal quarters then ended, for which financial statements have been delivered pursuant to Section 5.01(a) or (b) (or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or (b), the most recent financial statements referred to in Section 3.04(a)), contributed greater than five percent (5%) of
Consolidated EBITDA for such period or (ii) which contributed greater than five percent (5%) of
Consolidated Total Assets as of such date.
“Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Company and its
Restricted Subsidiaries in an aggregate principal amount exceeding $30,000,000.  For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Company or any
Restricted Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Company or such Restricted Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

“Material Intellectual Property” means intellectual property that is material to the business operations of the Company and its Restricted Subsidiaries taken as a whole.
“Material Subsidiary” means (i) any Borrower other than the Company, (ii) a Material
Domestic Subsidiary or (iii) a Material Foreign Subsidiary.
“Maturity Date” means any Applicable Maturity Date.
“Maximum Rate” has the meaning assigned to such term in Section 9.16.
“Moody’s” means Moody’s Investors Service, Inc.
“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of
ERISA.
“Net Proceeds” means, with respect to any event, (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but excluding any interest payments), but only as and when received, (ii) in the case of a casualty, cash insurance proceeds and (iii) in the case of a condemnation or similar event, cash condemnation awards and similar cash payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses and underwriting discounts and commissions paid to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a Sale and Leaseback Transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event and (iii) the amount of all taxes paid (or reasonably estimated to be payable) and the amount of any reserves established to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by a Financial Officer).
“Non-Consenting Lender” has the meaning assigned to such term in Section 9.02(e).
“Non-Extending Lender” has the meaning assigned to it in Section 2.23(b).
“NYFRB” means the Federal Reserve Bank of New York.
“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m., New York City time, on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined would be less than 0%, such rate shall be deemed to be 0% for purposes of this Agreement.
“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.

“Obligations” means all unpaid principal of and accrued and unpaid interest on the
Loans, all LC Exposure, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations and indebtedness (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), obligations and liabilities of any of the Company and its Restricted
Subsidiaries to any of the Lenders, the Administrative Agent, the Issuing Bank or any indemnified party, individually or collectively, existing on the Effective Date or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Loan Documents or in respect of any of the Loans made or reimbursement or other obligations incurred or any of the Letters of Credit or other instruments at any time evidencing any thereof.
“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the
Treasury.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax
(other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan, Letter of Credit or Loan Document).
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19 or
Section 9.02(e)).
“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the
NYFRB as an overnight bank funding rate.
“Overnight Rate” means, for any day, (a) with respect to any amount denominated in
Dollars, the NYFRB Rate and (b) with respect to any amount denominated in a Foreign Currency, an overnight rate determined by the Administrative Agent or the Issuing Bank, as the case may be, in accordance with banking industry rules on interbank compensation.
“Participant” has the meaning assigned to such term in Section 9.04(c).
“Participant Register” has the meaning assigned to such term in Section 9.04(c).
“Participating Member State” means any member state of the European Union that has adopted the euro as its lawful currency in accordance with legislation of the European Union relating to economic and monetary union.
“Patriot Act” means the USA PATRIOT Act of 2001.

“Payment” has the meaning assigned to such term in Section 8.06(c).
“Payment Notice” has the meaning assigned to such term in Section 8.06(c).
“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in
ERISA and any successor entity performing similar functions.
“Periodic Term CORRA Determination Day” has the meaning assigned to such term in the definition of “Term CORRA.”
“Permitted Acquisition” means any Acquisition, if, at the time of and immediately after giving effect thereto, (a) no Event of Default has occurred and is continuing or would arise immediately after giving effect (including giving effect on a pro forma basis) thereto, (b) the business of the Person whose Equity Interests are being acquired or the division or line of business being acquired or relating to the assets acquired is engaged in the same or a similar line of business as the Company and the Restricted
Subsidiaries or business reasonably related thereto, (c) all actions required to be taken with respect to such acquired or newly formed Restricted Subsidiary under Section 5.09 shall have been taken or will be taken within the periods permitted under Section 5.09, (d) the Company and the Restricted Subsidiaries
are in compliance, on a pro forma basis, with the covenants contained in Section 6.13 recomputed as of the last day of the most recently ended fiscal quarter of the Company for which financial statements are available, as if such Acquisition (and any related incurrence or repayment of Indebtedness, with any new
Indebtedness being deemed to be amortized over the applicable testing period in accordance with its terms) had occurred on the first day of each relevant period for testing such compliance and if the aggregate consideration paid in respect of such Acquisition exceeds $50,000,000, the Company shall have delivered to the Administrative Agent a certificate of a Financial Officer of the Company to such effect together with all relevant financial information, statements and projections reasonably requested by the
Administrative Agent and (e) in the case of a merger or consolidation involving the Company or a
Restricted Subsidiary, the Company or such Restricted Subsidiary is the surviving entity of such merger and/or consolidation.
“Permitted Amendments” means any amendment, supplement, waiver or other modification to, or consent to departure from, the Julius Purchase Agreement either (a) made with the prior written consent of the Administrative Agent and the Arrangers (such consent not to be unreasonably withheld, conditioned or delayed) or (b) that is not in any way materially adverse to the Term A-1
Lenders, the Term A-2 Lenders or the Revolving Lenders in their capacities as such (it being understood and agreed that any amendment, supplement, waiver or other modification to, or consent to departure from, the Julius Purchase Agreement that results in (i) an increase to the Purchase Price (as defined in the
Julius Purchase Agreement as in effect on the Effective Date) shall be deemed to not be materially adverse to the Term A-1 Lenders, the Term A-2 Lenders or the Revolving Lenders so long as such increase is funded solely with (x) cash and cash equivalents on hand (not funded with indebtedness for borrowed money) of the Company and its Subsidiaries and/or (y) a public issuance of common equity of the Company and (ii) a decrease to the Purchase Price shall be deemed to not be materially adverse to the
Term A-1 Lenders, the Term A-2 Lenders or the Revolving Lenders so long as such reduction is allocated to reduce the Term A-1 Loan Commitments and the Term A-2 Loan Commitments on a pro rata basis.
“Permitted Encumbrances” means:
(a) Liens imposed by law for Taxes that are not yet due or are being contested in compliance with Section 5.04;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like
Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than sixty (60) days or are being contested in compliance with Section 5.04;
(c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security or retirement benefits laws, to secure liability to insurance carriers under insurance of self-insurance arrangements or regulations or employment laws or to secure other public, statutory or regulatory regulations;
(d) pledges and deposits to secure the performance of bids, trade contracts, government contracts, leases, statutory obligations, customer deposit and advances, surety, customs and appeal bonds, performance and completion bonds and other obligations of a like nature, in each case in the ordinary course of business, and Liens to secure letters of credit or bank guarantees supporting any of the foregoing;
(e) judgment Liens in respect of judgments that do not constitute an Event of Default under Section 7.01(k) or Liens securing appeal or surety bonds related to such judgments;
(f) easements, zoning restrictions, rights-of-way and similar charges or encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of the Company or any Restricted Subsidiary and immaterial title defects or irregularities that do not materially detract from the value of the affected property or materially interfere with the use of such property;
(g) leases, licenses, subleases or sublicenses granted to third parties in the ordinary course of business and not interfering in any material respect with the ordinary conduct of business of the
Company or any Restricted Subsidiary;
(h) Liens in favor of a banking or other financial institution arising as a matter of law or in the ordinary course of business under customary general terms and conditions encumbering deposits or other funds maintained with a financial institution (including the right of setoff) and that are within the general parameters customary in the banking industry or arising pursuant to such banking institution’s general terms and conditions;
(i) Liens on specific items of inventory or other goods (other than fixed or capital assets)
and proceeds thereof of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods in the ordinary course of business;
(j) Liens and deposits in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business so long as such Liens only cover the related goods;
(k) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes;
(l) any interest or title of a landlord, lessor or sublessor under any lease of real estate or any Lien affecting solely the interest of the landlord, lessor or sublessor;

(m)  purported Liens evidenced by the filing of precautionary UCC financing statements or similar filings relating to operating leases of personal property entered into by the Company or any of its Subsidiaries in the ordinary course of business;
(n) liens on the Company’s publicly-held stock which is held in trust for the Company’s
ESOP; and
(o) security given to a public utility or any municipality or Governmental Authority when required by such utility or authority in connection with the operations of that Person, in each case, in the ordinary course of business;
provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.
“Permitted Investments” means:
(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America);
(b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s;
(c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;
(d) fully collateralized repurchase agreements with a term of not more than thirty
(30) days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above;
(e) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000;
(f) without duplication of clauses (a) through (e) above, cash equivalents as determined in accordance with GAAP;
(g) in the case of any Foreign Subsidiary, the cash and cash equivalents that are substantially equivalent in such jurisdiction to those described in clauses (a) through (f) above in respect of each country that is a member of the Organization for Economic Co-operation and Development;
(h) shares of mutual funds whose investment guidelines restrict at least 95% of such funds’ investments to those satisfying the provisions of clauses (a) through (g) above; and
(i) other short-term liquid investments approved in writing by the Administrative Agent.

“Permitted Sale Leasebacks” means any Sale and Leaseback Transaction with respect to the sale, transfer or disposition of property consummated by the Company or any of its Restricted
Subsidiaries after the Effective Date; provided that any such Sale and Leaseback Transaction (a) is not between the Company and a Subsidiary and (b) is, in each case, consummated for fair market value as determined at the time of consummation in good faith by the Company (which such determination may take into account any retained interest or other investment of the Company or such Restricted Subsidiary in connection with, and any other material economic terms of, such Sale and Leaseback Transaction).
“Permitted Supply Chain Financing” means a supply-chain financing transaction whereby the Company or any of its Subsidiaries sells to a third-party purchaser all or a portion of the accounts receivable owing to the Company or such Subsidiary from a designated customer of the
Company or such Subsidiary (but, for the avoidance of doubt, not a sale or sales of all accounts receivable of the Company or any of its Subsidiaries generally); provided that:
(a)such transaction shall be evidenced by a receivables purchase agreement or other similar documentation on terms and conditions customary for supply-chain financing arrangements;
(b)the proceeds of such sales are received in cash and are in an amount equal to the face value of the sold accounts receivable, net of a commercially reasonable and customary discount rate based on then current market conditions, in each case, in the reasonable judgment of the Company; and
(c)such sales are structured, and are intended to be treated, as true sales of accounts receivable without recourse to the Company or its Subsidiaries other than limited recourse typical of such transactions resulting from the breach of appropriate representations, warranties or covenants by the
Company or any selling Subsidiary, as applicable, with respect to the sold accounts receivable; and
“Permitted Supply Chain Financing Receivables” means any account receivable sold by the Company and/or any Subsidiary to a counterparty institution in connection with a Permitted Supply
Chain Financing.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Plan” means any employee pension benefit plan (other than a Multiemployer Plan)
subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and
in respect of which the Company or any ERISA Affiliate is (or, if such plan were terminated, would under
Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.
“Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section
3(42) of ERISA, as amended from time to time.
“Pledge Subsidiary” means (i) each Domestic Subsidiary (other than CFC Holding
Companies) and (ii) each First Tier Foreign Subsidiary which is a Material Foreign Subsidiary.
“Pounds Sterling” or “£” means the lawful currency of the United Kingdom.
“Prepayment Event” means:

(a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of the Company or any Restricted Subsidiary made pursuant to
Section 6.04(o) (but excluding the Specified DC Disposition); or
(b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Company or any
Restricted Subsidiary; or
(c) the incurrence by the Company or any Restricted Subsidiary of any Indebtedness
(other than Loans), other than Indebtedness permitted under Section 6.01 or permitted by the Required
Lenders pursuant to Section 9.02.
“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the
“Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519)
(Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the
Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.
“Proceeding” means any claim, litigation, investigation, action, suit, arbitration or administrative, judicial or regulatory action or proceeding in any jurisdiction.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of
Labor, as any such exemption may be amended from time to time.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“QFC Credit Support” has the meaning assigned to it in Section 9.19.
“Qualifying Material Acquisition” means an Acquisition in which the aggregate consideration paid in connection with such Acquisition (including all cash consideration paid, all transaction costs incurred and all Indebtedness incurred or assumed in connection therewith, and the maximum amount payable under any earn-out obligations in connection therewith as reasonably calculated on the date of such Acquisition) equals or exceeds $100,000,000.
“Recipient” means (a) the Administrative Agent, (b) any Lender and (c) the Issuing Bank,
as applicable.
“Reference Time” with respect to any setting of the then-current Benchmark means (i) if such Benchmark is the Term SOFR Rate, 5:00 a.m., Chicago time, on the day that is two (2) U.S.
Government Securities Business Days preceding the date of such setting, (ii) if such Benchmark is the
EURIBO Rate, 11:00 a.m., Brussels time, two (2) TARGET Days preceding the date of such setting, (iii)
if the RFR for such Benchmark is SONIA, then four (4) RFR Business Days prior to such setting, (iv) if the RFR for such Benchmark is SARON, then five (5) RFR Business Days prior to such setting, (v) if, following a Benchmark Transition Event and Benchmark Replacement Date with respect to the Term
SOFR Rate, the RFR for such Benchmark is Daily Simple SOFR, then four (4) Business Days prior to such setting, (vi) if, following a Benchmark Transition Event and Benchmark Replacement Date with respect to Term CORRA, the RFR for such Benchmark is Daily Simple CORRA, then four RFR Business

Days prior to such setting, (vii) if such Benchmark is Term CORRA, 1:00 p.m. Toronto local time on the day that is two Business Days preceding the date of such setting, (viii) if such Benchmark is the CIBO
Rate, 11:00 a.m., Copenhagen time, two (2) Business Days preceding the date of such setting or (ix) if such Benchmark is none of the Term SOFR Rate, Daily Simple SOFR, the EURIBO Rate, SONIA,
SARON, Term CORRA, Daily Simple CORRA or the CIBO Rate, the time determined by the
Administrative Agent in its reasonable discretion.
“Register” has the meaning assigned to such term in Section 9.04(b)(iv).
“Regulation D” means Regulation D of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.
“Regulation T” means Regulation T of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.
“Regulation U” means Regulation U of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.
“Regulation X” means Regulation X of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.
“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s
Affiliates.
“Relevant Governmental Body” means (i) with respect to a Benchmark Replacement in respect of Loans denominated in Dollars, the Federal Reserve Board and/or the NYFRB, as applicable, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto, (ii) with respect to a Benchmark Replacement in respect of Loans denominated in Pounds Sterling, the Bank of England, or a committee officially endorsed or convened by the Bank of England or, in each case, any successor thereto, (iii) with respect to a Benchmark
Replacement in respect of Loans denominated in euro, the European Central Bank, or a committee officially endorsed or convened by the European Central Bank or, in each case, any successor thereto, (iv)
with respect to a Benchmark Replacement in respect of Loans denominated in Swiss Francs, the Swiss
National Bank, or a committee officially endorsed or convened by the Swiss National Bank or, in each case, any successor thereto, (v) with respect to a Benchmark Replacement in respect of Loans denominated in Canadian dollars, the Bank of Canada, or a committee officially endorsed or convened by the Bank of Canada or, in each case, any successor thereto, (vi) with respect to a Benchmark Replacement in respect of Loans denominated in Danish Kroner, the Danish Central Bank, or a committee officially endorsed or convened by the Danish Central Bank or, in each case, any successor thereto, and (vii) with respect to a Benchmark Replacement in respect of Loans denominated in any other currency, (a) the central bank for the currency in which such Benchmark Replacement is denominated or any central bank or other supervisor which is responsible for supervising either (1) such Benchmark Replacement or (2)
the administrator of such Benchmark Replacement or (b) any working group or committee officially endorsed or convened by (1) the central bank for the currency in which such Benchmark Replacement is denominated, (2) any central bank or other supervisor that is responsible for supervising either (A) such
Benchmark Replacement or (B) the administrator of such Benchmark Replacement, (3) a group of those central banks or other supervisors or (4) the Financial Stability Board or any part thereof.

“Relevant Rate” means (i) with respect to any Term Benchmark Borrowing denominated in Dollars, the Term SOFR Rate, (ii) with respect to any Term Benchmark Borrowing denominated in euro, the EURIBO Rate, (iii) with respect to any Term Benchmark Borrowing denominated in Canadian
Dollars, Term CORRA, (iv) with respect to any Term Benchmark Borrowing denominated in Danish
Kroner, the CIBO Rate, (v) with respect to any RFR Borrowing denominated in Pounds Sterling, Swiss
Francs, Dollars or Canadian Dollars, the applicable Daily Simple RFR and (vi) with respect to any
Swingline Loan denominated in euro, the Daily Simple ESTR, in each case, as applicable.
“Relevant Screen Rate” means (i) with respect to any Term Benchmark Borrowing denominated in Dollars, the Term SOFR Reference Rate, (ii) with respect to any Term Benchmark
Borrowing denominated in euro, the EURIBO Screen Rate, (iii) with respect to any Term Benchmark
Borrowing denominated in Canadian Dollars, Term CORRA, or (iv) with respect to any Term Benchmark
Borrowing denominated in Danish Kroner, the CIBO Screen Rate, as applicable.
“Required Lenders” means, subject to Section 2.22, (a) at any time prior to the earlier of the Loans becoming due and payable pursuant to Section 7.02 or the Revolving Commitments terminating or expiring, Lenders having Credit Exposures and Unfunded Commitments representing more than 50% of the sum of the total Credit Exposures and Unfunded Commitments at such time; provided that, solely for purposes of declaring the Loans to be due and payable pursuant to Section 7.02, the
Unfunded Commitment of each Revolving Lender shall be deemed to be zero; and (b) for all purposes after the Loans become due and payable pursuant to Section 7.02 or the Revolving Commitments expire or terminate, Lenders having Credit Exposures representing more than 50% of the sum of the total Credit
Exposures at such time, provided that, in the case of clauses (a) and (b) above, (x) the Revolving Credit
Exposure of any Revolving Lender that is the Swingline Lender shall be deemed to exclude any amount of its Swingline Exposure in excess of its Global Tranche Applicable Percentage of all outstanding
Swingline Loans, adjusted to give effect to any reallocation under Section 2.22 of the Swingline
Exposures of Defaulting Lenders in effect at such time, and the Unfunded Commitment of such Lender shall be determined on the basis of its Revolving Credit Exposure excluding such excess amount and (y)
for the purpose of determining the Required Lenders needed for any waiver, amendment, modification or consent of or under this Agreement or any other Loan Document, any Lender that is the Company or an
Affiliate of the Company shall be disregarded.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK
Financial Institution, a UK Resolution Authority.
“Responsible Officer” means the president, a Financial Officer or other executive officer of the Company.
“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Company or any Restricted
Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Company or any Restricted Subsidiary or any option, warrant or other similar right to acquire any such Equity Interests in the Company or any Restricted
Subsidiary.
“Restricted Subsidiary” means, as to any Person, any subsidiary of such Person that is not an Unrestricted Subsidiary.  Unless otherwise specified, “Restricted Subsidiary” means any Restricted
Subsidiary of the Company.

“Reuters” means, as applicable, Thomson Reuters Corp., Refinitiv, or any successor thereto.
“Revolving Commitment” means a Global Tranche Revolving Commitment or a Danish
Tranche Revolving Commitment, and “Revolving Commitments” means both Global Tranche Revolving
Commitments and Danish Tranche Revolving Commitments.
“Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Global Tranche Revolving Loans and Danish Tranche
Revolving Loans, its LC Exposure and its Swingline Exposure at such time.
“Revolving Credit Maturity Date” means with respect to any Revolving Lender, the later of (i) September 16, 2029, and (ii) if the Revolving Credit Maturity Date is extended for such Revolving
Lender pursuant to Section 2.23, such extended Revolving Credit Maturity Date as determined pursuant to Section 2.23; provided, however, in each case, if such date is not a Business Day, the Revolving Credit
Maturity Date shall be the next preceding Business Day.
“Revolving Lender” means, as of any date of determination, each Lender that has a
Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with
Revolving Credit Exposure.
“Revolving Loan” means a Global Tranche Revolving Loan or a Danish Tranche
Revolving Loan, and “Revolving Loans” means both Global Tranche Revolving Loan and Danish
Tranche Revolving Loans.
“RFR” means, for any RFR Loan denominated in (a) Pounds Sterling, SONIA, (b) Swiss
Francs, SARON, (c) Dollars (solely following a Benchmark Transition Event and a Benchmark
Replacement Date with respect to the Term SOFR Rate), Daily Simple SOFR and (d) Canadian Dollars
(solely following a Benchmark Transition Event and a Benchmark Replacement Date with respect to
Term CORRA), Daily Simple CORRA, and when used in reference to any Loan or Borrowing, means that such Loan, or the Loans comprising such Borrowing, bears interest at a rate determined by reference to the applicable Adjusted Daily Simple RFR.
“RFR Borrowing” means, as to any Borrowing, the RFR Loans comprising such
Borrowing.
“RFR Business Day” means, for any Loan denominated in (a) Pounds Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in
London, (b) Swiss Francs, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for the settlement of payments and foreign exchange transactions in Zurich, (c) Dollars, a U.S.
Government Securities Business Day and (d) Canadian Dollars, any day except for (i) a Saturday, (ii) a
Sunday or (iii) a day on which commercial banks in Toronto are authorized or required to remain closed.
“RFR Interest Day” has the meaning specified in the definition of “Daily Simple RFR”.
“RFR Loan” means a Loan that bears interest at a rate based on the Adjusted Daily
Simple RFR.
“S&P” means Standard & Poor’s Rating Services, a Standard & Poor’s Financial
Services LLC business.

“Sale and Leaseback Transaction” means any sale or other transfer of any property or asset by any Person with the intent to lease such property or asset as lessee.
“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, the so-called Donetsk People’s
Republic, the so-called Luhansk People’s Republic, the Crimea, Zaporizhzhia and Kherson Regions of
Ukraine, Cuba, Iran, North Korea and Syria).
“Sanctioned Person” means, at any time, any Person subject or target of any Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by the U.S.
government, including by OFAC, the U.S. Department of State, the U.S. Department of Commerce, the
United Nations Security Council, the European Union, any European Union member state, His Majesty’s
Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by any such Person or
Persons described in the foregoing clauses (a) or (b) (including, without limitation for purposes of defining a Sanctioned Person, as ownership and control may be defined and/or established in and/or by any applicable laws, rules, regulations, or orders).
“Sanctions” means all economic or financial sanctions, trade embargoes or similar restrictions imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council,
the European Union, any European Union member state, His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority.
“SARON” means, with respect to any Business Day, a rate per annum equal to the Swiss
Average Rate Overnight for such Business Day published by the SARON Administrator on the SARON
Administrator’s Website.
“SARON Administrator” means the SIX Swiss Exchange AG (or any successor administrator of the Swiss Average Rate Overnight).
“SARON Administrator’s Website” means SIX Swiss Exchange AG’s website, currently at https://www.six-group.com, or any successor source for the Swiss Average Rate Overnight identified as such by the SARON Administrator from time to time.
“SEC” means the Securities and Exchange Commission of the United States of America.
“Secured Obligations” means all Obligations, together with all Swap Obligations and
Banking Services Obligations owing to one or more Lenders or their respective Affiliates; provided that the definition of “Secured Obligations” shall not create or include any guarantee by any Loan Party of (or grant of security interest by any Loan Party to support, as applicable) any Excluded Swap Obligations of such Loan Party for purposes of determining any obligations of any Loan Party.
“Secured Parties” means the holders of the Secured Obligations from time to time and shall include (i) each Lender and the Issuing Bank in respect of its Loans and LC Exposure respectively,
(ii) the Administrative Agent, the Issuing Bank and the Lenders in respect of all other present and future obligations and liabilities of the Company and each Subsidiary of every type and description arising under or in connection with this Agreement or any other Loan Document, (iii) each Lender and Affiliate of such
Lender in respect of Swap Agreements and Banking Services Agreements entered into with such Person by the Company or any Subsidiary, (iv) each indemnified party under Section 9.03 in respect of the obligations and liabilities of the Borrowers to such Person hereunder and under the other Loan
Documents, and (v) their respective successors and (in the case of a Lender, permitted) transferees and assigns.
“Securities Act” means the United States Securities Act of 1933.
“Security Agreement” means that certain Pledge and Security Agreement (including any and all supplements thereto), dated as of the Effective Date, between the Domestic Loan Parties and the
Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, and any other pledge or security agreement entered into after the date of this Agreement by any other Domestic
Loan Party (as required by this Agreement or any other Loan Document), or any other Person, as the same may be amended, restated, supplemented or otherwise modified from time to time.
“SLL Principles” has the meaning assigned to it in Section 2.24(a).
“SOFR” means a rate equal to the secured overnight financing rate as administered by the
SOFR Administrator.
“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the NYFRB’s Website, currently at http://
www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“SOFR Determination Date” has the meaning specified in the definition of “Daily Simple
SOFR”.
“SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”.
“Solvent” means, as to any Person as of any date of determination, that on such date
(a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts, including contingent debts, as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities, including contingent debts and liabilities, beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute an unreasonably small capital.  The amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“SONIA” means, with respect to any Business Day, a rate per annum equal to the
Sterling Overnight Index Average for such Business Day published by the SONIA Administrator on the
SONIA Administrator’s Website on the immediately succeeding Business Day.
“SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average).

“SONIA Administrator’s Website” means the Bank of England’s website, currently at
http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time.
“Specified Ancillary Obligations” means all obligations and liabilities (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) of any of the Subsidiaries, existing on the Effective Date or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, to the Lenders or any of their Affiliates under any Swap Agreement or any
Banking Services Agreement; provided that the definition of “Specified Ancillary Obligations” shall not create or include any guarantee by any Loan Party of (or grant of security interest by any Loan Party to support, as applicable) any Excluded Swap Obligations of such Loan Party for purposes of determining any obligations of any Loan Party.
“Specified DC Disposition” means the sale or other disposition of the Company's distribution center in Edwardsville, Kansas.
“Specified Event of Default” means an Event of Default arising under any of
Section 7.01(a), 7.01(b), 7.01(h) or 7.01(i).
“Specified Representations” means the representations and warranties of the Company set forth in Sections 3.01 (as it relates to the organizational existence of the Loan Parties after giving effect to the Julius Closing Date Transactions and to the organizational power and authority of the Loan
Parties to carry on their respective businesses as conducted after giving effect to the Julius Closing Date
Transactions), 3.02 (as it relates to the organizational power, due authorization, execution and delivery, and enforceability, in each case, relating to the Julius Closing Date Transactions and the Loan Documents
after giving effect to the Julius Closing Date Transactions), 3.03(b) (as it relates to the execution, delivery and performance by the Loan Parties of the Loan Documents not violating in any material respect the
Loan Parties’ organizational documents), 3.08, 3.15, 3.17 (as it relates to the creation, validity and perfection of the security interests in the Collateral subject to the Limited Conditionality Provision), 3.18 and 3.21.
“Specified Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act or any rules or regulations promulgated thereunder.
“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves)
expressed as a decimal established by the Federal Reserve Board to which the Administrative Agent is subject with respect to the Adjusted EURIBO Rate or the Adjusted CIBO Rate, as applicable, for eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D) or any other reserve ratio or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Loans.  Such reserve percentage shall include those imposed pursuant to Regulation D.  Term Benchmark Loans for which the associated
Benchmark is adjusted by reference to the Statutory Reserve Rate (per the related definition of such
Benchmark) shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D or any comparable regulation.  The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.
“Subordinated Indebtedness” means any Indebtedness of the Company or any Restricted
Subsidiary the payment of which is subordinated to payment of the obligations under the Loan
Documents.
“Subordinated Indebtedness Documents” means any document, agreement or instrument evidencing any Subordinated Indebtedness or entered into in connection with any Subordinated
Indebtedness.
“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held, or (b) that is, as of such date, otherwise Controlled by the parent and/or one or more subsidiaries of the parent.
“Subsidiary” means any subsidiary of the Company.
“Subsidiary Guarantor” means each Material Domestic Subsidiary that is a party to the
Subsidiary Guaranty.  The Subsidiary Guarantors on the Effective Date are identified as such in
Schedule 3.01 hereto.
“Subsidiary Guaranty” means that certain Guaranty dated as of the Effective Date
(including any and all supplements thereto) and executed by each Subsidiary Guarantor, as amended, restated, supplemented or otherwise modified from time to time.
“Supported QFC” has the meaning assigned to it in Section 9.19.
“Sustainability Structuring Agent” means a sustainability structuring agent, which may be a Lender (or an affiliate of a Lender), with respect to the ESG Amendment engaged by the Company on terms and conditions to be mutually agreed between the Company and such Sustainability Structuring
Agent.
“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or the Subsidiaries shall be a Swap Agreement.
“Swap Obligations” means any and all obligations of the Company or any Subsidiary, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired
(including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements permitted hereunder with a Lender or an Affiliate of a Lender, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any such Swap Agreement transaction.
“Swingline Borrowing” means a borrowing of a Swingline Loan.
“Swingline Exposure” means, at any time, the aggregate principal amount of all
Swingline Loans outstanding at such time.  The Swingline Exposure of any Global Tranche Revolving
Lender at any time shall be the sum of (a) its Global Tranche Applicable Percentage of the aggregate principal amount of all Swingline Loans outstanding at such time (excluding, in the case of any Global
Tranche Revolving Lender that is a Swingline Lender, Swingline Loans made by it that are outstanding at such time to the extent that the other Global Tranche Revolving Lenders shall not have funded their participations in such Swingline Loans), adjusted to give effect to any reallocation under Section 2.22 of the Swingline Exposure of Defaulting Lenders in effect at such time, and (b) in the case of any Global
Tranche Revolving Lender that is a Swingline Lender, the aggregate principal amount of all Swingline
Loans made by such Global Tranche Revolving Lender outstanding at such time, less the amount of participations funded by the other Global Tranche Revolving Lenders in such Swingline Loans.
“Swingline Lender” means JPMorgan Chase Bank, N.A. (or any of its designated branch offices or affiliates), in its capacity as the lender of Swingline Loans hereunder.
“Swingline Loan” means a Loan made pursuant to Section 2.05.
“Swingline Sublimit” means $30,000,000.
“Swiss Francs” or “CHF” means the lawful currency of Switzerland.
“Syndication Agent” means Bank of America, N.A., in its capacity as syndication agent for the credit facilities evidenced by this Agreement.
“T2” means the real time gross settlement system operated by the Eurosystem, or any successor system.
“TARGET Day” means any day on which T2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in euro.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term A-1 Lender” means, as of any date of determination, each Lender having a Term
A-1 Loan Commitment or that holds Term A-1 Loans.
“Term A-1 Loan Availability Period” means the period from and including the Effective
Date and ending on the Term A-1 Loan Commitment Expiration Date; provided that, if the Company delivers a Julius Acquisition Termination Notice, then the Company may, by written notice to the
Administrative Agent (for distribution to the Lenders), extend the Term A-1 Loan Availability Period
(solely with respect to the Alternatively Funded Term A-1 Loans) to a date that is no later than the date which is seven (7) days following the date on which the Julius Purchase Agreement terminated (or the

Company’s and its Affiliates’ obligations under the Julius Purchase Agreement to consummate the Julius
Acquisition terminated).
“Term A-1 Loan Commitment” means (a) with respect to any Term A-1 Lender, the amount set forth on Schedule 2.01 opposite such Lender’s name under the heading “Term A-1 Loan
Commitment”, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York UCC) contemplated hereby pursuant to which such
Lender shall have assumed its Term A-1 Loan Commitment, as applicable, and giving effect to (i) any reduction in such amount from time to time pursuant to Section 2.09 and (ii) any reduction or increase in such amount from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04 and
(b) as to all Term A-1 Lenders, the aggregate commitments of all Term A-1 Lenders to make Term A-1
Loans.  After advancing the Term A-1 Loans, each reference to a Term A-1 Lender’s Term A-1 Loan
Commitment shall refer to that Term A-1 Lender’s Applicable Percentage of the Term A-1 Loans.  The
initial aggregate amount of the Term A-1 Loan Commitments on the Effective Date is $200,000,000.
“Term A-1 Loan Commitment Expiration Date” means the date which is the earliest of (i)
the date that occurs five (5) business days after the “Long Stop Date”, as defined in the Julius Purchase
Agreement (as in effect on the Effective Date) as extended pursuant to Clause 7.8(a) of the Julius
Purchase Agreement (as in effect on the Effective Date), (ii) the closing of the Julius Acquisition with or without the use of the Term A-1 Term Loans, the Term A-2 Term Loans and the Julius Closing Date
Revolving Loans, (iii) the termination of the Julius Purchase Agreement prior to closing of the Julius
Acquisition or the termination of the Company’s and its Affiliates’ obligations under the Julius Purchase
Agreement to consummate the Julius Acquisition, in accordance with the terms of the Julius Purchase
Agreement, and (iv) the date the Company delivers irrevocable written notice to the Administrative Agent that the Company elects to terminate (x) the Term A-1 Loan Commitments (other than in respect of the
Alternatively Funded Term A-1 Loans), (y) the Term A-2 Loan Commitments and (z) its ability to borrow the Julius Closing Date Revolving Loans.
“Term A-1 Loan Funding Date” has the meaning assigned to such term in Section
2.01(b).
“Term A-1 Loan Maturity Date” means with respect to any Term A-1 Lender, the later of
(i) September 16, 2029 and (ii) if the Term A-1 Loan Maturity Date is extended for such Term A-1
Lender pursuant to Section 2.23, such extended Term A-1 Loan Maturity Date as determined pursuant to
Section 2.23; provided, however, in each case, if such date is not a Business Day, the Term A-1 Loan
Maturity Date shall be the next preceding Business Day.
“Term A-1 Loans” means the term loans made by the Term A-1 Lenders to the Company pursuant to Section 2.01(b).
“Term A-2 Lender” means, as of any date of determination, each Lender having a Term
A-2 Loan Commitment or that holds Term A-2 Loans.
“Term A-2 Loan Availability Period” means the period from and including the Effective
Date and ending on the Term A-2 Loan Commitment Expiration Date.
“Term A-2 Loan Commitment” means (a) with respect to any Term A-2 Lender, the amount set forth on Schedule 2.01 opposite such Lender’s name under the heading “Term A-2 Loan
Commitment”, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York UCC) contemplated hereby pursuant to which such

Lender shall have assumed its Term A-2 Loan Commitment, as applicable, and after giving effect to
(i) any reduction in such amount from time to time pursuant to Section 2.09 and (ii) any reduction or increase in such amount from time to time pursuant to assignments by or to such Lender pursuant to
Section 9.04 and (b) as to all Term A-2 Lenders, the aggregate commitments of all Term A-2 Lenders to make Term A-2 Loans.  After funding the Term A-2 Loans, each reference to a Term A-2 Lender’s Term
A-2 Loan Commitment shall refer to that Term A-2 Lender’s Applicable Percentage of the Term A-2
Loans.  The initial aggregate amount of the Term A-2 Loan Commitments of all Term A-2 Lenders on the
Effective Date is €100,000,000.
“Term A-2 Loan Commitment Expiration Date” means the date which is the earliest of (i)
the date that occurs five (5) business days after the “Long Stop Date”, as defined in the Julius Purchase
Agreement (as in effect on the Effective Date) as extended pursuant to Clause 7.8(a) of the Julius
Purchase Agreement (as in effect on the Effective Date), (ii) the closing of the Julius Acquisition with or without the use of the Term A-1 Term Loans, the Term A-2 Term Loans and the Julius Closing Date
Revolving Loans, (iii) the termination of the Julius Purchase Agreement prior to closing of the Julius
Acquisition or the termination of the Company’s and its Affiliates’ obligations under the Julius Purchase
Agreement to consummate the Julius Acquisition, in accordance with the terms of the Julius Purchase
Agreement and (iv) the date the Company delivers irrevocable written notice to the Administrative Agent that the Company elects to terminate (x) the Term A-1 Loan Commitments (other than in respect of the
Alternatively Funded Term A-1 Loans), (y) the Term A-2 Loan Commitments and (z) its ability to borrow the Julius Closing Date Revolving Loans.
“Term A-2 Loan Maturity Date” means with respect to any Term A-2 Lender, the later of
(i) September 16, 2029 and (ii) if the Term A-2 Loan Maturity Date is extended for such Term A-2
Lender pursuant to Section 2.23, such extended Term A-2 Loan Maturity Date as determined pursuant to
Section 2.23; provided, however, in each case, if such date is not a Business Day, the Term A-2 Loan
Maturity Date shall be the next preceding Business Day.
“Term A-2 Loans” means the term loans made by the Term A-2 Lenders to the Company pursuant to Section 2.01(c).
“Term Benchmark”, when used in reference to any Loan or Borrowing, means that such
Loan, or the Loans comprising such Borrowing, bears interest at a rate determined by reference to the
Adjusted Term SOFR Rate, the Adjusted EURIBO Rate, the Adjusted CIBO Rate or the Adjusted Term
CORRA Rate.
“Term CORRA” means, for any calculation with respect to any Term Benchmark
Borrowing denominated in Canadian Dollars, the Term CORRA Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term CORRA Determination Day”)
that is two (2) Business Days prior to the first day of such Interest Period, as such rate is published by the
Term CORRA Administrator; provided, however, that if as of 1:00 p.m. (Toronto time) on any Periodic
Term CORRA Determination Day the Term CORRA Reference Rate for the applicable tenor has not been published by the Term CORRA Administrator and a Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then Term CORRA will be the Term CORRA
Reference Rate for such tenor as published by the Term CORRA Administrator on the first preceding
Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term
CORRA Administrator so long as such first preceding Business Day is not more than five (5) Business
Days prior to such Periodic Term CORRA Determination Day.

“Term CORRA Administrator” means Candeal Benchmark Administration Services Inc.,
TSX Inc., or any successor administrator.
“Term CORRA Notice” means a notification by the Administrative Agent to the Lenders and the Company of the occurrence of a Term CORRA Reelection Event.
“Term CORRA Reelection Event” means the determination by the Administrative Agent that (a) Term CORRA has been recommended for use by the Relevant Governmental Body, (b) the
administration of Term CORRA is administratively feasible for the Administrative Agent and (c) a
Benchmark Transition Event has previously occurred resulting in a Benchmark Replacement in accordance with Section 2.14(b) that is not Term CORRA.
“Term CORRA Reference Rate” means the forward-looking term rate based on CORRA.
“Term Lender” means a Term A-1 Lender or a Term A-2 Lender or both, as the context requires, and “Term Lenders” means the Term A-1 Lenders and the Term A-2 Lenders collectively.
“Term Loan Commitment” means the Term A-1 Loan Commitment of a Lender or the
Term A-2 Loan Commitment of a Lender, or both, as the context requires, and “Term Loan
Commitments” means the Term A-1 Loan Commitments and the Term A-2 Loan Commitments
collectively.
“Term Loans” means the Term A-1 Loans and the Term A-2 Loans collectively.
“Term SOFR Determination Day” has the meaning assigned to it under the definition of
Term SOFR Reference Rate.
“Term SOFR Rate” means, with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the Term SOFR
Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business
Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator.
“Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR
Determination Day”), with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term
SOFR Administrator and identified by the Administrative Agent as the forward-looking term rate based on SOFR.  If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the “Term
SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR
Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR
Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term
SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities
Business Days prior to such Term SOFR Determination Day.
“Test Period” means, as of any date, the period of four consecutive fiscal quarters then most recently ended for which financial statements under Section 5.01(a) or Section 5.01 (b), as applicable, have been delivered (or are required to have been delivered) (or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or (b), the most recent financial statements referred to in Section 3.04(a)).
“Total Net Leverage Ratio” means the ratio, as of any date of determination, of (a)(x)
Consolidated Total Indebtedness minus (y) Liquidity as of the last day of the most recently ended Test
Period to (b) Consolidated EBITDA for the Test Period then most recently ended, in each case of the
Company and its Restricted Subsidiaries on a consolidated basis.
“Total Revolving Credit Exposure” means, at any time, the sum of (a) the outstanding principal amount of the Revolving Loans and Swingline Loans at such time and (b) the total LC Exposure at such time.
“Tranche” means a category of Revolving Commitments and extensions of credit hereunder. For purposes hereof, each of the following comprises a separate Tranche: (a) Global Tranche
Revolving Commitments, Global Tranche Revolving Loans, Letters of Credit and Swingline Loans (the
“Global Tranche”) and (b) Danish Tranche Revolving Commitments and Danish Tranche Revolving
Loans (the “Danish Tranche”).
“Transactions” means the execution, delivery and performance by the Loan Parties of this
Agreement and the other Loan Documents, the borrowing of Loans and other credit extensions, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.
“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the
Adjusted Term SOFR Rate, the Adjusted EURIBO Rate, the Adjusted CIBO Rate, the Adjusted Term
CORRA Rate, the Adjusted Daily Simple RFR, the Alternate Base Rate, the Canadian Prime Rate, Daily
Simple ESTR or the Central Bank Rate.
“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the issue of perfection of security interests.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential
Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
“Unfunded Commitment” means, (x) with respect to each Revolving Lender, the
Revolving Commitments of such Lender less its Revolving Credit Exposure, (y) each Term A-1 Lender, the Term A-1 Loan Commitment of such Term A-1 Lender (which, for the avoidance of doubt, shall be zero upon the earlier of the last day of the Term A-1 Loan Availability Period and the date on which the
Term A-1 Loans are funded) and (z) each Term A-2 Lender, the Term A-2 Loan Commitment of such

Term A-2 Lender (which, for the avoidance of doubt, shall be zero upon the earlier of the last day of the
Term A-2 Loan Availability Period and the date on which the Term A-2 Loans are funded).
“United States” or “U.S.” mean the United States of America.
“Unliquidated Obligations” means, at any time, any Secured Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Secured Obligation that is:  (i) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it;
(ii) any other obligation (including any guarantee) that is contingent in nature at such time; or (iii) an obligation to provide collateral to secure any of the foregoing types of obligations.
“Unrestricted Subsidiary” means any (a) subsidiary of the Company that is listed on
Schedule 5.11 hereto or designated by the Company as an Unrestricted Subsidiary after the Effective Date pursuant to Section 5.11 and (b) any subsidiary of any Person described in clause (a) above.
Notwithstanding the foregoing, it is acknowledged and agreed that no Borrower shall at any time be an
Unrestricted Subsidiary under this Agreement.
“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii)
a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in
United States government securities.
“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30)
of the Code.
“U.S. Special Resolution Regime” has the meaning assigned to it in Section 9.19.
“U.S. Tax Compliance Certificate” has the meaning assigned to such term in
Section 2.17(f)(ii)(B)(3).
“Wholly-Owned Restricted Subsidiary” means any Restricted Subsidiary one hundred percent (100%) of the outstanding Equity Interests of which (other than (x) directors’ qualifying shares and (y) shares of capital stock of Foreign Subsidiaries issued to foreign nationals as required by applicable law) is at the time owned by the Company or by one or more wholly owned Subsidiaries of the
Company.
“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of
Title IV of ERISA.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution
Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

SECTION 1.02.Classification of Loans and Borrowings.  For purposes of this
Agreement, Loans may be classified and referred to by Class (e.g., a “Global Tranche Revolving Loan”)
or by Type (e.g., a “Term Benchmark Loan” or an “RFR Loan”) or by Class and Type (e.g., a “Global
Tranche Term Benchmark Revolving Loan” or a “Global Tranche RFR Revolving Loan”).  Borrowings
also may be classified and referred to by Class (e.g., a “Global Tranche Revolving Borrowing”) or by
Type (e.g., a “Term Benchmark Borrowing” or an “RFR Borrowing”) or by Class and Type (e.g., a
“Global Tranche Term Benchmark Revolving Borrowing” or a “Global Tranche RFR Revolving
Borrowing”).
SECTION 1.03.Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes”
and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply), and all judgments, orders and decrees, of all Governmental Authorities.  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (b) any definition of or reference to any law, statute, rule or regulation shall, unless otherwise specified, be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental
Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof,
(d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to
Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and
Exhibits and Schedules to, this Agreement and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
SECTION 1.04.Accounting Terms; GAAP; Pro Forma Calculations.  (a) Except as
otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Company notifies the
Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Required
Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.  Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to (i) any election under Financial Accounting Standards
Board Accounting Standards Codification 825 (or any other Accounting Standards Codification or
Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Company or any Subsidiary at “fair value”, as defined therein and (ii) any treatment of

Indebtedness under Accounting Standards Codification 470-20, Debt with Conversion and Other Options or 2015-03, Interest-Imputation of Interest (Subtopic 835-30) (or any other Accounting Standards
Codification or Financial Accounting Standard having a similar result or effect) to value any such
Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof.  Notwithstanding anything to the contrary contained in this Section 1.04(a) or in the definition of “Capital Lease Obligations,” any change in accounting for leases pursuant to GAAP resulting from the adoption of Financial Accounting Standards
Board Accounting Standards Update No. 2016-02, Leases (Topic 842), to the extent such adoption would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) would not have been required to be so treated under GAAP as in effect on
December 31, 2015, such lease shall not be considered a capital lease, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith.
(b)  All pro forma computations required to be made hereunder giving effect to the Julius
Acquisition, any Permitted Acquisition, any investment permitted under this Agreement or disposition, or issuance, incurrence or assumption of Indebtedness, or other transaction shall in each case be calculated giving pro forma effect thereto (and, in the case of any pro forma computation made hereunder to determine whether such acquisition, investment or disposition, or issuance, incurrence or assumption of
Indebtedness, or other transaction is permitted to be consummated hereunder, to any other such transaction consummated since the first day of the period covered by any component of such pro forma computation and on or prior to the date of such computation) as if such transaction had occurred on the first day of the applicable Test Period, and, to the extent applicable, to the historical earnings and cash flows associated with the assets acquired or disposed of and any related incurrence or reduction of
Indebtedness and any related cost savings, operating expense reductions and cost synergies, all in accordance with (and in the case of cost savings, operating expense reductions and cost synergies, subject to the limitations in clause (c)(viii) of the definition of “Consolidated EBITDA” and to the extent permitted by) Article 11 of Regulation S-X under the Securities Act. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Swap Agreement applicable to such Indebtedness).
SECTION 1.05.Interest Rates; Benchmark Notification.  The interest rate on a Loan denominated in Dollars or a Foreign Currency may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform.  Upon the occurrence of a Benchmark Transition Event or a Term CORRA Reelection Event, Section 2.14(b) provides a mechanism for determining an alternative rate of interest.  The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability.  The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any  interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Company.  The Administrative
Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Company, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
SECTION 1.06.Status of Obligations.  In the event that the Company or any other
Loan Party shall at any time issue or have outstanding any Subordinated Indebtedness, the Company shall take or cause such other Loan Party to take all such actions as shall be necessary to cause the Secured
Obligations to constitute senior indebtedness (however denominated) in respect of such Subordinated
Indebtedness and to enable the Administrative Agent and the Lenders to have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Indebtedness.  Without limiting the foregoing, the Secured Obligations are hereby designated as “senior indebtedness” and as “designated senior indebtedness” and words of similar import under and in respect of any indenture or other agreement or instrument under which such
Subordinated Indebtedness is outstanding and are further given all such other designations as shall be required under the terms of any such Subordinated Indebtedness in order that the Lenders may have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Indebtedness.
SECTION 1.07.Letter of Credit Amounts.  Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Amount of the stated amount of such Letter of Credit available to be drawn at such time; provided that, with respect to any Letter of
Credit that, by its terms, provides for one or more automatic increases in the available amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Amount of the maximum amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn at such time.
SECTION 1.08.Divisions.  For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new
Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.
SECTION 1.09.Exchange Rates; Currency Equivalents.
(a)The Administrative Agent or the Issuing Bank, as applicable, shall determine the
Dollar Amount of Term Benchmark Borrowings, RFR Borrowings or Letters of Credit denominated in
Foreign Currencies.  Such Dollar Amount shall become effective as of such Computation Date and shall be the Dollar Amount of such amounts until the next Computation Date to occur.  Except for purposes of financial statements delivered by the Company hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any Agreed Currency (other than Dollars)
for purposes of the Loan Documents shall be such Dollar Amount as so determined by the Administrative
Agent or the Issuing Bank, as applicable.
(b)Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Term Benchmark Loan or an RFR Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, Loan or Letter of Credit is denominated in a Foreign Currency, such amount shall be the Dollar Amount of such amount (rounded to the nearest unit of such Foreign Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the Issuing Bank, as the case may be.
SECTION 1.10.Limited Condition Acquisitions.  As it relates to any action being taken solely or primarily in connection with a Limited Condition Acquisition, for purposes of:
(a)determining compliance with any provision of this Agreement which requires the calculation of any financial ratio or financial test (other than actual (and not pro forma) compliance with
Section 6.13 or in the case of any determination under Section 4.02 with respect to obligation of each
Revolving Lender to make a Revolving Loan or Swingline Loan on the occasion of any Borrowing, or of the Issuing Banks to issue, amend or extend any Letter of Credit);
(b)testing availability under baskets set forth in this Agreement (including baskets determined by reference to Consolidated EBITDA) or;
(c)testing whether a Default or Event of Default has occurred or would result therefrom (other than for any determination under Section 4.02 with respect to obligation of each
Revolving Lender to make a Revolving Loan or Swingline Loan on the occasion of any Borrowing, or of the Issuing Banks to issue, amend or extend any Letter of Credit), in each case, at the option of the Company (the Company’s election to exercise such option in connection with any Limited Condition Acquisition, an “LCA Election”), the date of determination of whether any such action is permitted hereunder, any such provision is complied with, any such tested availability is sufficient, and any such Default or Event of Default exists, in each case, shall be deemed to be the date the definitive agreements for such Limited Condition Acquisition are entered into (the “LCA Test Date”), and if, after giving effect to the Limited Condition Acquisition on a pro forma basis (and the other transactions to be entered into in connection therewith, including any incurrence of Indebtedness and the use of proceeds thereof, as if they had occurred on the first day of the most recently ended Test Period prior to the LCA Test Date), the Company or the applicable Subsidiary would have been permitted to take such action on the relevant LCA Test Date in compliance with such provision, ratio, test or basket, such provision, ratio, test or basket shall be deemed to have been complied with or if no such Default or Event of Default shall exist on such LCA Test Date, then such condition shall be deemed satisfied on the date of consummation of such Limited Condition Acquisition; provided, that, if financial statements for one or more subsequent fiscal periods shall have become available, the Company may elect, in its sole discretion, to redetermine all such ratios, tests or baskets on the basis of such financial statements, in which case, such date of redetermination shall thereafter be deemed to be the applicable LCA Test Date.
For the avoidance of doubt, if the Company has made an LCA Election and any of the provisions, ratios, tests or baskets for which compliance was determined or tested as of the LCA Test Date would have failed to have been complied with as a result of fluctuations in any such provision, ratio, test or basket, including due to fluctuations in Consolidated EBITDA of the Company or the Person subject to such
Limited Condition Acquisition or at or prior to the consummation of the relevant transaction or any
Default or Event of Default has occurred and is continuing on the date of such Limited Condition
Acquisition, such provisions, baskets, tests or ratios or requirement will not be deemed to have failed to have been complied with as a result of such circumstance; however, if any provisions or ratios improve or baskets increase as a result of such fluctuations, such improved provisions, ratios or baskets may be utilized. If the Company has made an LCA Election for any Limited Condition Acquisition, then in connection with any calculation of any ratio, test or basket availability with respect to any transaction permitted hereunder (each, a “Subsequent Transaction”) following the relevant LCA Test Date and prior to the earliest of the date on which such Limited Condition Acquisition is consummated, the date that the definitive agreement for such Limited Condition Acquisition is terminated or expires without consummation of such Limited Condition Acquisition, for purposes of determining whether such
Subsequent Transaction is permitted under this Agreement, any such ratio, test or basket shall be required to be satisfied on a pro forma basis (i) assuming such Limited Condition Acquisition and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated and (ii) solely in the case of a Subsequent Transaction constituting a
Restricted Payment, assuming such Limited Condition Acquisition and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have not been consummated.
SECTION 1.11.Danish Terms.
(a)In this Agreement, where it relates to any Danish Borrower or any subsidiary of a
Loan Party incorporated or organized in Denmark, a reference to (i) bankruptcy, insolvency, receivership, liquidation, relief of debtors, reorganization or similar shall include, without limitation, “rekonstruktion”
and “konkurs” under Danish law, (ii) a receiver, custodian, conservator, trustee, administrator, liquidator, sequestrator, assignee for the benefit of creditors or similar shall include, without limitation, a
“rekonstruktør” and a “kurator” under Danish law, (iii) an attachment, decree or similar shall include, without limitation, a “udlæg” under Danish law, (iv) a merger, consolidation, amalgamation or similar shall include, without limitation, a “fusion” under Danish law and (v) a dissolution or similar shall include, without limitation, a “spaltning” under Danish law.
(b)If any party to this Agreement or any other Loan Document that is incorporated in Denmark (the “Danish Obligated Party”) is required to hold an amount on trust on behalf of another party (the “Beneficiary”), the Danish Obligated Party shall hold such money as agent for the Beneficiary on a separate account and shall promptly pay or transfer the same to the Beneficiary or as the Beneficiary may direct.
ARTICLE II
The Credits
SECTION 2.01.Commitments.
(a)Subject to the terms and conditions set forth herein:
(i)each Global Tranche Revolving Lender (severally and not jointly) agrees to make
Global Tranche Revolving Loans to the Global Borrowers in Agreed Global Tranche Currencies
from time to time during the Global Tranche Revolving Credit Availability Period in an aggregate principal amount that will not result (after giving effect to any application of proceeds of such
Borrowing to any Swingline Loans outstanding pursuant to Section 2.10(a)) in, subject to
Sections 2.04 and 2.11(b), (A) the Dollar Amount of such Lender’s Global Tranche Revolving
Credit Exposure exceeding such Lender’s Global Tranche Revolving Commitment, (B) the Dollar
Amount of such Lender’s Revolving Credit Exposure exceeding such Lender’s Revolving
Commitments, (C) the Dollar Amount of the total Global Tranche Revolving Credit Exposures exceeding the aggregate Global Tranche Revolving Commitments or (D) the Dollar Amount of

the Total Revolving Credit Exposure exceeding the aggregate Revolving Commitments, by making immediately available funds available to the Administrative Agent’s designated account, not later than the time specified by the Administrative Agent. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Global Tranche Revolving Loans; and
(ii)each Danish Tranche Revolving Lender (severally and not jointly) agrees to make Danish Tranche Revolving Loans to the Danish Borrowers in Agreed Danish Currencies
from time to time during the Danish Tranche Revolving Credit Availability Period in an
aggregate principal amount that will not result in, subject to Sections 2.04 and 2.11(b), (A) the
Dollar Amount of such Lender’s Danish Tranche Revolving Credit Exposure exceeding such
Lender’s Danish Tranche Revolving Commitment, (B) the Dollar Amount of such Lender’s
Revolving Credit Exposure exceeding such Lender’s Revolving Commitments, (C) the Dollar
Amount of the total Danish Tranche Revolving Credit Exposures exceeding the aggregate Danish
Tranche Revolving Commitments or (D) the Dollar Amount of the Total Revolving Credit
Exposure exceeding the aggregate Revolving Commitments, by making immediately available funds available to the Administrative Agent’s designated account, not later than the time specified by the Administrative Agent. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Danish Tranche Revolving
Loans.
(b)Subject to the terms and conditions set forth herein, each Term A-1 Lender with a
Term A-1 Loan Commitment (severally and not jointly) agrees to make a Term A-1 Loan to the Company in Dollars in a single drawing during the Term A-1 Loan Availability Period, in an amount not to exceed such Lender’s Term A-1 Loan Commitment (as such Term A-1 Loan Commitment has been reduced pursuant to Section 2.09(a)(i)(x), if applicable) on the date the conditions for funding such Term A-1
Loan have been satisfied in accordance with Section 4.03 (subject to the last paragraph thereof) (such date, the “Term A-1 Loan Funding Date”), by making immediately available funds available to the
Administrative Agent’s designated account (or any other account as may be specified by the
Administrative Agent), not later than the time specified by the Administrative Agent.  Amounts repaid or prepaid in respect of Term A-1 Loans may not be reborrowed.
(c)Subject only to the satisfaction of the conditions set forth in Section 4.03 (subject to the last paragraph thereof), each Term A-2 Lender with a Term A-2 Loan Commitment (severally and not jointly) agrees to make a Term A-2 Loan to the Company in euro in a single drawing during the Term
A-2 Loan Availability Period, in an amount not to exceed such Lender’s Term A-2 Loan Commitment on the Julius Funding Date, by making immediately available funds available to the Administrative Agent’s designated account (or any other account as may be specified by the Administrative Agent), not later than the time specified by the Administrative Agent on the Julius Funding Date.  Amounts repaid or prepaid in respect of Term A-2 Loans may not be reborrowed.
SECTION 2.02.Loans and Borrowings.  (a) Each Loan (other than a Swingline Loan)
shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the applicable Lenders ratably in accordance with their respective Commitments of the applicable Class.  The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.  Any Swingline Loan shall be made in accordance with the procedures set forth in Section 2.05.  The Term Loans shall amortize as set forth in
Section 2.10.

(b)Subject to Section 2.14, each Revolving Borrowing and Term Loan Borrowing shall be comprised (i) in the case of Borrowings in Dollars, entirely of ABR Loans or Term Benchmark
Loans and (ii) in the case of Borrowings in any other Agreed Currency, entirely of Term Benchmark
Loans or RFR Loans, as applicable, in each case of the same Agreed Currency, as the applicable
Borrower may request in accordance herewith; provided that each ABR Loan shall only be made in
Dollars.  Each Swingline Loan shall be (x) an ABR Loan in the case of a Swingline Loan denominated in
Dollars or (y) an RFR Loan in the case of a Swingline Loan denominated in euro.  Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan (and in the case of an Affiliate, the provisions of Sections 2.14, 2.15, 2.16 and 2.17 shall apply to such Affiliate to the same extent as to such Lender); provided that any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement.
(c)At the commencement of each Interest Period for any Term Benchmark
Revolving Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of the
Dollar Amount of $250,000 and not less than the Dollar Amount of $1,000,000.  At the time that each
ABR Revolving Borrowing or RFR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of the Dollar Amount of $500,000 and not less than the
Dollar Amount of $1,000,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the aggregate Global Tranche Revolving
Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by
Section 2.06(e).  Each Swingline Loan shall be in an amount that is an integral multiple of $100,000 and not less than $500,000.  Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of seventeen (17) Term Benchmark
Borrowings or RFR Borrowings outstanding.
(d)Notwithstanding any other provision of this Agreement, no Borrower shall be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Applicable Maturity Date.
SECTION 2.03.Requests for Borrowings.  To request a Borrowing, the applicable
Borrower, or the Company on behalf of the applicable Borrower, shall notify the Administrative Agent of such request (a) by irrevocable written notice (via a written Borrowing Request signed by a Responsible
Officer of the applicable Borrower, or the Company on behalf of the applicable Borrower) (i) in the case of a Term Benchmark Borrowing denominated in Dollars, not later than 11:00 a.m., New York City time, three (3) U.S. Government Securities Business Days before the date of the proposed Borrowing, (ii) in the case of a Term Benchmark Borrowing denominated in euro, Danish Kroner or Canadian Dollars, not later than 11:00 a.m., New York City time, three (3) Business Days before the date of the proposed Borrowing,
(iii) in the case of an RFR Borrowing denominated in Pounds Sterling, not later than 11:00 a.m., New
York City time, five (5) RFR Business Days before the date of the proposed Borrowing and (iv) in the case of an RFR Borrowing denominated in Swiss Francs, not later than 11:00 a.m., New York City time, five (5) RFR Business Days before the date of the proposed Borrowing or (b) by irrevocable written notice (via a written Borrowing Request signed by a Responsible Officer of the applicable Borrower, or of the Company on behalf of the applicable Borrower) in the case of an ABR Borrowing, not later than
11:00 a.m., New York City time, on the date of the proposed Borrowing; provided that, if such Borrowing
Request is submitted through an Approved Borrower Portal, the foregoing signature requirement may be waived at the sole discretion of the Administrative Agent.  Each such Borrowing Request shall specify the following information in compliance with Section 2.02:

(i)the name of the applicable Borrower;
(ii)the Agreed Currency and the aggregate principal amount of the requested
Borrowing;
(iii)the date of such Borrowing, which shall be a Business Day;
(iv)whether such Borrowing is to be an ABR Borrowing, a Term Benchmark
Borrowing or an RFR Borrowing and whether such Borrowing is a Global Tranche Revolving
Borrowing, a Danish Tranche Revolving Borrowing, a Term A-1 Loan Borrowing or a Term A-2
Loan Borrowing;
(v)in the case of a Term Benchmark Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest
Period”; and
(vi)the location and number of the applicable Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.07.
If no election as to the currency of a Borrowing is specified, then the requested Borrowing shall be made in Dollars.  If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing made in Dollars.  If no election as to the Class of Revolving Borrowing is specified, then the requested Revolving Borrowing shall be a Global Tranche Revolving Borrowing.  If no Interest
Period is specified with respect to any requested Term Benchmark Borrowing, then the applicable
Borrower shall be deemed to have selected an Interest Period of one month’s duration.  Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.
Notwithstanding the foregoing, in no event shall any Borrower be permitted to request pursuant to this
Section 2.03 (i) a CBR Loan, (ii) any Revolving Loan bearing interest at Daily Simple ESTR or (iii) prior to a Benchmark Transition Event and Benchmark Replacement Date with respect to (x) the Term SOFR
Rate, an RFR Loan bearing interest based on Daily Simple SOFR or (y) Term CORRA, an RFR Loan bearing interest based on Daily Simple CORRA (it being understood and agreed that (A) a Central Bank
Rate, the Canadian Prime Rate, Daily Simple SOFR and Daily Simple CORRA shall only apply to the extent provided in Sections 2.08(e) (solely with respect to the Central Bank Rate and  the Canadian Prime
Rate), 2.14(a) and 2.14(f), as applicable and (ii) Daily Simple ESTR shall only apply to the extent provided in Section 2.05).
SECTION 2.04.Determination of Dollar Amounts.  The Administrative Agent will determine the Dollar Amount of:
(a)any Loan denominated in a Foreign Currency, on each of the following: (i) the date of the Borrowing of such Loan and (ii)(A) with respect to any Term Benchmark Loan, each date of a conversion or continuation of such Loan pursuant to the terms of this Agreement and (B) with respect to any RFR Loan, each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month),

(b)any Letter of Credit denominated in a Foreign Currency, on each of the following: (i) the date on which such Letter of Credit is issued, (ii) the first Business Day of each calendar month and (iii) the date of any amendment of such Letter of Credit that has the effect of increasing the face amount thereof, and
(c)any Credit Event, on any additional date as the Administrative Agent may determine at any time when an Event of Default exists.
Each day upon or as of which the Administrative Agent determines Dollar Amounts as described in the preceding clauses (a), (b) and (c) is herein described as a “Computation Date” with respect to each Credit
Event for which a Dollar Amount is determined on or as of such day.
SECTION 2.05.Swingline Loans.  (a) Subject to the terms and conditions set forth herein, the Swingline Lender may agree, but shall have no obligation, to make Swingline Loans in Dollars or euro to the Company from time to time during the Global Tranche Revolving Credit Availability
Period, in an aggregate principal Dollar Amount at any time outstanding that will not result in (i) the aggregate principal Dollar Amount of outstanding Swingline Loans exceeding the Swingline Sublimit, (ii)
the aggregate principal Dollar Amount of outstanding Swingline Loans denominated in euro exceeding
$10,000,000, (iii) the Swingline Lender’s (x) Global Tranche Revolving Credit Exposure exceeding its
Global Tranche Revolving Commitment or (y) Revolving Credit Exposure exceeding its Revolving
Commitments or (iv) the Dollar Amount of the Total Revolving Credit Exposure exceeding the aggregate
Revolving Commitments; provided that the Swingline Lender shall not be required to make a Swingline
Loan to refinance an outstanding Swingline Loan.  Within the foregoing limits and subject to the terms and conditions set forth herein, the Company may borrow, prepay and reborrow Swingline Loans.
(b)To request a Swingline Loan, the Company shall notify the Administrative Agent of such request by irrevocable written notice (via a written Borrowing Request in a form approved by the
Administrative Agent and signed by a Responsible Officer of the Company or by transmission by electronic communication including an Approved Borrower Portal, if arrangements for such transmission have been approved by the Administrative Agent), not later than (i) 2:00 p.m., New York City time, in respect of a request for a Swingline Loan denominated in Dollars and (ii) 9:15 a.m., New York City time, in respect of a request for a Swingline Loan denominated in euro, in each case on the day of a proposed
Swingline Loan.  Each such notice shall be in a form approved by the Administrative Agent, shall be irrevocable and shall specify the requested date (which shall be a Business Day), applicable currency,
Type and amount of the requested Swingline Loan.  The Administrative Agent will promptly advise the
Swingline Lender of any such notice received from the Company.  The Swingline Lender shall make each
Swingline Loan available to the Company by means of a credit to an account of the Company with the
Administrative Agent designated for such purpose (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e), by remittance to the Issuing
Bank) (i) by 3:00 p.m., New York City time, in respect of a Swingline Loan denominated in Dollars and
(ii) by 11:45 a.m., New York City time, in respect of a Swingline Loan denominated in euro, in each case on the requested date of such Swingline Loan.
(c)The Swingline Lender may, by written notice given to the Administrative Agent
(i) in respect of a Swingline Loan denominated in Dollars, on any Business Day and (ii) in respect of a
Swingline Loan denominated in euro, three (3) Business Days prior to the date of the proposed acquisition of participations, require the Global Tranche Revolving Lenders to acquire participations in all or a portion of the Swingline Loans outstanding in the applicable Agreed Currency of such Swingline
Loan or Loans.  Such notice shall specify the aggregate amount and the applicable Agreed Currency of

Swingline Loan or Loans in which Global Tranche Revolving Lenders will participate.  Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Global Tranche
Revolving Lender, specifying in such notice such Lender’s Global Tranche Applicable Percentage of such
Swingline Loan or Loans.  Each Global Tranche Revolving Lender hereby absolutely and unconditionally agrees, promptly upon receipt of such notice from the Administrative Agent (and in any event, if such notice is received by 12:00 noon, New York City time, on a Business Day, no later than 5:00 p.m., New
York City time, on such Business Day and if received after 12:00 noon, New York City time, on a
Business Day, no later than 10:00 a.m., New York City time, on the immediately succeeding Business
Day), to pay in the applicable Agreed Currency to the Administrative Agent, for the account of the
Swingline Lender, such Lender’s Global Tranche Applicable Percentage of such Swingline Loan or
Loans.  Each Global Tranche Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.  Each Global Tranche Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Global Tranche
Revolving Lenders.  The Administrative Agent shall notify the Company of any participations in any
Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline
Loan shall be made to the Administrative Agent and not to the Swingline Lender.  Any amounts received by the Swingline Lender from the Company (or other party on behalf of the Company) in respect of a
Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative
Agent shall be promptly remitted by the Administrative Agent to the Global Tranche Revolving Lenders
that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Company for any reason.  The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Company of any default in the payment thereof.
(d)The Swingline Lender may be replaced at any time by written agreement among the Company, the Administrative Agent, the replaced Swingline Lender and the successor Swingline
Lender.  The Administrative Agent shall notify the Global Tranche Revolving Lenders of any such replacement of the Swingline Lender.  At the time any such replacement shall become effective, the
Company shall pay all unpaid interest accrued for the account of the replaced Swingline Lender pursuant to Section 2.13(a).  From and after the effective date of any such replacement, (i) the successor Swingline
Lender shall have all the rights and obligations of the replaced Swingline Lender under this Agreement with respect to Swingline Loans made thereafter and (ii) references herein to the term “Swingline Lender”
shall be deemed to refer to such successor or to any previous Swingline Lender, or to such successor and all previous Swingline Lenders, as the context shall require.  After the replacement of a Swingline Lender hereunder, the replaced Swingline Lender shall remain a party hereto and shall continue to have all the rights and obligations of a Swingline Lender under this Agreement with respect to Swingline Loans made by it prior to its replacement, but shall not be required to make additional Swingline Loans.
(e)Subject to the appointment and acceptance of a successor Swingline Lender, the
Swingline Lender may resign as a Swingline Lender at any time upon thirty (30) days’ prior written notice to the Administrative Agent, the Company and the Global Tranche Revolving Lenders, in which case, such Swingline Lender shall be replaced in accordance with Section 2.05(d) above.
SECTION 2.06.Letters of Credit.  (a) General.  Subject to the terms and conditions set forth herein, the Company may request the Issuing Bank to issue Letters of Credit denominated in Agreed
Currencies as the applicant thereof for the support of its or its Subsidiaries’ obligations, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Global Tranche Revolving Credit Availability Period; provided that there shall not at any time be more than a total of twenty (20) Letters of Credit outstanding.
(b)Notice of Issuance, Amendment, Extension; Certain Conditions.  To request the issuance of a Letter of Credit (or the amendment or extension of an outstanding Letter of Credit), the
Company shall hand deliver or telecopy (or transmit by electronic communication, including an Approved
Borrower Portal, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing
Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment or extension, but in any event no less than three (3) Business Days) a written notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended or extended, and specifying the date of issuance, amendment or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the Agreed Currency applicable thereto, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend or extend such
Letter of Credit.  In addition, as a condition to any such Letter of Credit issuance, the Company shall have entered into a continuing agreement (or other letter of credit agreement) for the issuance of letters of credit and/or shall submit a letter of credit application, in each case, as required by the Issuing Bank and using the Issuing Bank’s standard form (each, a “Letter of Credit Agreement”).  In the event of any conflict between the terms and conditions of this Agreement and the terms and conditions of any Letter of
Credit Agreement, the terms and conditions of this Agreement shall control.  A Letter of Credit shall be issued, amended or extended only if (and upon issuance, amendment or extension of each Letter of Credit the Company shall be deemed to represent and warrant that), after giving effect to such issuance, amendment or extension subject to Sections 2.04 and 2.11(b), (i) the Dollar Amount of the LC Exposure
shall not exceed $25,000,000, (ii) the Dollar Amount of each Global Tranche Revolving Lender’s Global
Tranche Revolving Credit Exposure shall not exceed such Global Tranche Revolving Lender’s Global
Tranche Revolving Commitment, (iii) the Dollar Amount of the Total Revolving Credit Exposure shall not exceed the aggregate Revolving Commitments, (iv) the Dollar Amount of each Revolving Lender’s
Revolving Credit Exposure shall not exceed such Lender’s Revolving Commitments and (v) the Dollar
Amount of the aggregate face amount of all Letters of Credit issued and then outstanding by any Issuing
Bank shall not exceed such Issuing Bank’s Applicable LC Sublimit.
The Issuing Bank shall not be under any obligation to issue, amend or extend any Letter of Credit if:
(i)any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from issuing, amending or extending such Letter of Credit, or request that such Issuing Bank refrain from issuing, amending or extending such Letter of Credit, or any law applicable to the Issuing Bank shall prohibit, the issuance, amendment or extension of letters of credit generally or such Letter of
Credit in particular, or any such order, judgment or decree, or law shall impose upon the Issuing
Bank with respect to such Letter of Credit any restriction, reserve or capital or liquidity requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense that was not applicable on the Effective Date and that the Issuing Bank in good faith deems material to it; or
(ii)the issuance, amendment or extension of such Letter of Credit would violate one or more policies of the Issuing Bank applicable to letters of credit generally.
(c)Expiration Date.  Each Letter of Credit shall expire (or be subject to termination by notice from the Issuing Bank to the beneficiary thereof) at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any extension of the expiration date thereof, one year after such extension) and (ii) the date that is five
(5) Business Days prior to the Revolving Credit Maturity Date; provided that any Letter of Credit with a one-year tenor may contain customary automatic extension provisions agreed upon by the Company and the Issuing Bank that provide for the extension thereof for additional one-year periods (which shall in no event extend beyond the date referenced in clause (ii) above), subject to a right on the part of the Issuing
Bank to prevent any such extension from occurring by giving notice to the beneficiary in advance of any such extension.
(d)Participations.  By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount or extending the term thereof) and without any further action on the part of the Issuing Bank or the Global Tranche Revolving Lenders, the Issuing Bank hereby grants to each
Global Tranche Revolving Lender, and each Global Tranche Revolving Lender hereby acquires from the
Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Global Tranche Applicable
Percentage of the aggregate amount available to be drawn under such Letter of Credit.  In consideration and in furtherance of the foregoing, each Global Tranche Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such
Lender’s Global Tranche Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Company on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Company for any reason, including after the
Revolving Credit Maturity Date.  Each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.  Each Global Tranche Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit and to make payments in respect of such acquired participations are absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments.
(e)Reimbursement.  If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Company shall reimburse such LC Disbursement by paying to the
Administrative Agent an amount in the currency of such LC Disbursement equal to such LC
Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if the Company shall have received notice of such LC Disbursement prior to 10:00 a.m., New York
City time, on such date, or, if such notice has not been received by the Company prior to such time on such date, then not later than 12:00 noon, New York City time, on the Business Day immediately following the day that the Company receives such notice, if such notice is not received prior to such time on the day of receipt; provided that, if such LC Disbursement is not less than the Dollar Amount of
$1,000,000, the Company may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.05 that such payment be financed with (i) to the extent such LC
Disbursement was made in Dollars, an ABR Revolving Borrowing, a Term Benchmark Revolving
Borrowing or a Swingline Loan in Dollars in an amount equal to such LC Disbursement or (ii) to the extent that such LC Disbursement was made in a Foreign Currency, a Term Benchmark Revolving
Borrowing or an RFR Revolving Borrowing in such Foreign Currency in an amount equal to such LC
Disbursement and, in each case, to the extent so financed, the Company’s obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing, Term Benchmark
Revolving Borrowing, RFR Revolving Borrowing or Swingline Loan, as applicable.  If the Company fails to make such payment when due, the Administrative Agent shall notify each Global Tranche Revolving
Lender of the applicable LC Disbursement, the payment then due from the Company in respect thereof and such Lender’s Global Tranche Applicable Percentage thereof.  Promptly following receipt of such notice, each Global Tranche Revolving Lender shall pay to the Administrative Agent its Global Tranche
Applicable Percentage of the payment then due from the Company, in the same manner as provided in
Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Global Tranche Revolving Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Global Tranche Revolving
Lenders.  Promptly following receipt by the Administrative Agent of any payment from the Company pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Global Tranche Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear.  Any payment made by a Global Tranche Revolving Lender pursuant to this paragraph to reimburse the Issuing
Bank for any LC Disbursement (other than the funding of Global Tranche Revolving Loans or a
Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the Company of its obligation to reimburse such LC Disbursement.
(f)Obligations Absolute.  The Company’s obligation to reimburse LC
Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of
Credit, any Letter of Credit Agreement or this Agreement, or any term or provision therein or herein,
(ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) any payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Company’s obligations hereunder, or (v) any adverse change in the relevant exchange rates or in the availability of the relevant
Foreign Currency to the Company or any Subsidiary or in the relevant currency markets generally.
Neither the Administrative Agent, the Global Tranche Revolving Lenders nor the Issuing Bank, nor any
of their respective Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, document, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Company to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Company to the extent permitted by applicable law) suffered by the Company that are caused by the Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof.  The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination.  In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such
Letter of Credit.
(g)Disbursement Procedures.  The Issuing Bank shall, within the time allowed by applicable law or the specific terms of the Letter of Credit following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit.  The Issuing Bank shall promptly after such examination notify the Administrative Agent and the Company by telephone
(confirmed by telecopy or electronic mail) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that such notice need not be given prior to payment by the Issuing Bank and any failure to give or delay in giving such notice shall not relieve the
Company of its obligation to reimburse the Issuing Bank and the Global Tranche Revolving Lenders with respect to any such LC Disbursement.
(h)Interim Interest.  If the Issuing Bank shall make any LC Disbursement, then, unless the Company shall reimburse such LC Disbursement in full in the applicable currency on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the reimbursement is due and payable, at the rate per annum then applicable to ABR Revolving Loans and such interest shall be due and payable on the date when such reimbursement is payable; provided that, if the Company fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(d)
shall apply.  Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Global Tranche Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank for such LC Disbursement shall be for the account of such Lender to the extent of such payment.
(i)Replacement and Resignation of Issuing Bank.  (A) The Issuing Bank may be
replaced at any time by written agreement among the Company, the Administrative Agent, the replaced
Issuing Bank and the successor Issuing Bank.  The Administrative Agent shall notify the Global Tranche
Revolving Lenders of any such replacement of the Issuing Bank.  At the time any such replacement shall become effective, the Company shall pay all unpaid fees accrued for the account of the replaced Issuing
Bank pursuant to Section 2.12(b).  From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued by it thereafter and (ii) references herein to the term “Issuing
Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require.  After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit then outstanding and issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit or extend or otherwise amend any existing Letter of Credit.
(B) Subject to the appointment and acceptance of a successor Issuing Bank, the
Issuing Bank may resign as the Issuing Bank at any time upon thirty days’ prior written notice to the

Administrative Agent, the Company and the Global Tranche Revolving Lenders, in which case, the resigning Issuing Bank shall be replaced in accordance with Section 2.06(i)(A) above.
(j)Cash Collateralization.  If any Event of Default shall occur and be continuing, on the Business Day that the Company receives notice from the Administrative Agent or the Required
Lenders (or, if the maturity of the Loans has been accelerated, Global Tranche Revolving Lenders with
LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Company shall deposit in an account or accounts with the
Administrative Agent, in the name of the Administrative Agent and for the benefit of the Global Tranche
Revolving Lenders (the “LC Collateral Account”), an amount in cash equal to 103% of the LC Exposure in the applicable currencies as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to any Borrower described in Section 7.01(h) or 7.01(i).  The
Company also shall deposit cash collateral pursuant to this paragraph as and to the extent required by
Section 2.11(b).  Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Secured Obligations.  In addition, and without limiting the foregoing or Section
2.06(c), if any LC Exposure remains outstanding after the expiration date specified in Section 2.06(c), the
Company shall immediately deposit into the LC Collateral Account an amount in cash equal to 103% of such LC Exposure as of such date plus any accrued and unpaid interest thereon.  The Administrative
Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account.  Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Company’s risk and expense, such deposits shall not bear interest.  Interest or profits, if any, on such investments shall accumulate in such account.  Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed, together with related fees, costs and customary processing charges, and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Company for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Global Tranche Revolving
Lenders with LC Exposure  representing greater than 50% of the total LC Exposure), be applied to satisfy other Secured Obligations.  If the Company is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid)
shall be returned to the Company within three (3) Business Days after all Events of Default have been cured or waived.
(k)Letters of Credit Issued for Account of Subsidiaries.  Notwithstanding that a
Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, a
Subsidiary, or states that a Subsidiary is the “account party,” “applicant,” “customer,” “instructing party,”
or the like of or for such Letter of Credit, and without derogating from any rights of the Issuing Bank
(whether arising by contract, at law, in equity or otherwise) against such Subsidiary in respect of such
Letter of Credit, the Company (i) shall reimburse, indemnify and compensate the Issuing Bank hereunder for such Letter of Credit (including to reimburse any and all drawings thereunder) as if such Letter of
Credit had been issued solely for the account of the Company and (ii) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit.  The Company hereby acknowledges that the issuance of such Letters of Credit for its Subsidiaries inures to the benefit of the Company, and that the Company’s business derives substantial benefits from the businesses of such Subsidiaries.

(l)Existing Letters of Credit.  Each Existing Letter of Credit shall be deemed to be a
Letter of Credit issued for the account of the Company on the Effective Date (whether or not the
Company was the applicant with respect thereto or otherwise responsible for  reimbursement obligations with respect thereto prior to the Effective Date) under this Agreement and all the provisions of this
Agreement shall apply to such Existing Letter of Credit as being a Letter of Credit issued hereunder by the applicable Issuing Bank, without need for any further action by the Company or any other Person.
SECTION 2.07.Funding of Borrowings.  (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof solely by wire transfer of immediately available funds
(i) in the case of Loans denominated in Dollars, by 12:00 noon, New York City time, to the account of the
Administrative Agent most recently designated by it for such purpose by notice to the Lenders and (ii) in the case of each Loan denominated in a Foreign Currency, by 12:00 noon, Local Time, in the city of the
Administrative Agent’s Foreign Currency Payment Office for such currency and at such Foreign
Currency Payment Office for such currency; provided that (i) Term A-1 Loans shall be made as provided in Section 2.01(b), (ii) Term A-2 Loans shall be made as provided in Section 2.01(c) and (iii) Swingline
Loans shall be made as provided in Section 2.05.  Except in respect of the provisions of this Agreement covering the reimbursement of Letters of Credit, the Administrative Agent will make such Loans available to the applicable Borrower by promptly crediting the funds so received in the aforesaid account of the Administrative Agent to (x) an account of such Borrower maintained with the Administrative
Agent in New York City or Chicago and designated by such Borrower in the applicable Borrowing
Request, in the case of Loans denominated in Dollars and (y) an account of such Borrower in the relevant jurisdiction and designated by such Borrower in the applicable Borrowing Request, in the case of Loans denominated in a Foreign Currency; provided that Global Tranche Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e) shall be remitted by the
Administrative Agent to the Issuing Bank.
(b)Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing (or in the case of an ABR Borrowing, prior to 12:00 noon, New
York City time, on the date of such Borrowing) that such Lender will not make available to the
Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and such Borrower severally agree to pay to the
Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the applicable
Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of such Borrower, the interest rate applicable to ABR
Loans, or in the case of Foreign Currencies, in accordance with such market practice, in each case, as applicable.  If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing.
SECTION 2.08.Interest Elections.  (a) Each Borrowing initially shall be of the Type and Agreed Currency specified in the applicable Borrowing Request and, in the case of a Term
Benchmark Borrowing, shall have an initial Interest Period as specified in such Borrowing Request.
Thereafter, the applicable Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Term Benchmark Borrowing, may elect Interest Periods therefor, all as provided in this Section.  A Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the
Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.  This Section shall not apply to Swingline Borrowings, which may not be converted or continued.
(b)To make an election pursuant to this Section, a Borrower, or the Company on its behalf, shall notify the Administrative Agent of such election (by irrevocable written notice via an Interest
Election Request signed by a Responsible Officer of such Borrower, or the Company on its behalf) by the time that a Borrowing Request would be required under Section 2.03 if such Borrower were requesting a
Borrowing of the Type resulting from such election to be made on the effective date of such election;
provided that, if such Interest Election Request is submitted through an Approved Borrower Portal, the foregoing signature requirement may be waived at the sole discretion of the Administrative Agent.
Notwithstanding any contrary provision herein, this Section shall not be construed to permit any
Borrower to (i) change the currency of any Borrowing, (ii) elect an Interest Period for Term Benchmark
Loans that does not comply with Section 2.02(d), (iii) convert any Borrowing to a Borrowing of a Type not available under the Class of Commitments pursuant to which such Borrowing was made or (iv)
convert any Borrowing of one Class to a Borrowing of another Class.
(c)Each Interest Election Request shall specify the following information in compliance with Section 2.02:
(i)the name of the applicable Borrower and the Agreed Currency and principal amount of the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii)
and (iv) below shall be specified for each resulting Borrowing);
(ii)the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;
(iii)whether the resulting Borrowing is to be an ABR Borrowing (in the case of
Borrowings denominated in Dollars), a Term Benchmark Borrowing or an RFR Borrowing and,
in the case of a Borrowing consisting of Revolving Loans, whether such Borrowing is to be a
Global Tranche Revolving Borrowing or a Danish Tranche Revolving Borrowing; and
(iv)if the resulting Borrowing is a Term Benchmark Borrowing, the Interest Period to
be applicable thereto after giving effect to such election, which Interest Period shall be a period contemplated by the definition of the term “Interest Period”.
If any such Interest Election Request requests a Term Benchmark Borrowing but does not specify an
Interest Period, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration.
Notwithstanding the foregoing, in no event shall any Borrower be permitted to request pursuant to this
Section 2.08(c) (i) a CBR Loan, (ii) any Revolving Loan bearing interest at Daily Simple ESTR or (iii)
prior to a Benchmark Transition Event and Benchmark Replacement Date with respect to (x) the Term
SOFR Rate, an RFR Loan bearing interest based on Daily Simple SOFR or (y) Term CORRA, an RFR
Loan bearing interest based on Daily Simple CORRA (it being understood and agreed that (A) a Central
Bank Rate, the Canadian Prime Rate, Daily Simple SOFR and Daily Simple CORRA shall only apply to the extent provided in Sections 2.08(e) (solely with respect to the Central Bank Rate and the Canadian

Prime Rate), 2.14(a) and 2.14(f), as applicable and (ii) Daily Simple ESTR shall only apply to the extent provided in Section 2.05).
(d)Promptly following receipt of an Interest Election Request, the Administrative
Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting
Borrowing.
(e)If the applicable Borrower fails to deliver a timely Interest Election Request with respect to a Term Benchmark Borrowing denominated in Dollars prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest
Period such Borrowing shall be deemed to have an Interest Period that is one (1) month.  If the applicable
Borrower fails to deliver a timely and complete Interest Election Request with respect to a Term
Benchmark Borrowing denominated in a Foreign Currency prior to the end of the Interest Period therefor, then, unless such Term Benchmark Borrowing is repaid as provided herein, such Borrower shall be deemed to have selected that such Term Benchmark Borrowing shall automatically be continued as a
Term Benchmark Borrowing in its original Agreed Currency with an Interest Period of one month at the end of such Interest Period.  Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Company, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Term Benchmark Borrowing or an RFR Borrowing and (ii) unless repaid, (x)(A) each Term Benchmark Borrowing denominated in Dollars shall be converted to an ABR
Borrowing at the end of the Interest Period applicable thereto and (B) each RFR Borrowing denominated in Dollars shall be converted to an ABR Borrowing immediately and (y) each Term Benchmark
Borrowing and each RFR Borrowing, in each case denominated in a Foreign Currency shall bear interest at the Central Bank Rate (or in the case of Canadian Dollars, the Canadian Prime Rate) for the applicable
Agreed Currency plus the CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate (or in the case of Canadian Dollars, the Canadian Prime Rate) for the applicable Agreed Currency cannot be determined, any outstanding affected Term Benchmark Loans or RFR Loans denominated in any Foreign
Currency shall either be (A) converted to an ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Amount of such Foreign Currency) at the end of the applicable Interest Period or on the next applicable Interest Payment Date, as applicable, therefor or (B) prepaid at the end of the applicable
Interest Period or on the next applicable Interest Payment Date, as applicable, in full; provided that if no election is made by the applicable Borrower by the earlier of (x) the date that is three (3) Business Days after receipt by the Company of such notice and (y) the last day of the current Interest Period for the applicable Term Benchmark Loan, such Borrower shall be deemed to have elected clause (A) above.
SECTION 2.09.Termination and Reduction of Commitments.  (a) Unless previously terminated, (i) (x) $100,000,000 of the Term A-1 Loan Commitments shall terminate on the Term A-1
Loan Commitment Expiration Date and (y) the remaining $100,000,000 of the Term A-1 Loan
Commitments shall terminate on the last day of the Term A-1 Loan Availability Period, (ii) the Term A-1
Loan Commitments shall terminate immediately upon the Term A-1 Loans being advanced to the
Company pursuant to Section 2.01(b), (iii) the Term A-2 Loan Commitments shall terminate on the Term
A-2 Loan Commitment Expiration Date, (iv) the Term A-2 Loan Commitments shall terminate immediately upon the Term A-2 Loans being advanced to the Company pursuant to Section 2.01(c) and
(v) the Revolving Commitments shall terminate on the Revolving Credit Maturity Date.
(b)The Company may at any time terminate, or from time to time reduce, the
Revolving Commitments of any Class, the Term A-1 Loan Commitments and/or the Term A-2 Loan

Commitments; provided that (i) each reduction of the Revolving Commitments of any Class, the Term
A-1 Loan Commitments or the Term A-2 Loan Commitments shall be in an amount that is an integral multiple of $5,000,000 (or, solely in the case of the Danish Tranche Revolving Commitments,
$1,000,000) and not less than $10,000,000 (or, solely in the case of the Danish Tranche Revolving
Commitments, $1,000,000) and (ii) the Company shall not terminate or reduce the Revolving
Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with
Section 2.11, (A) the Dollar Amount of any Lender’s Global Tranche Revolving Credit Exposure would exceed such Lender’s Global Tranche Revolving Commitment, (B) the Dollar Amount of any Lender’s
Danish Tranche Revolving Credit Exposure would exceed such Lender’s Danish Tranche Revolving
Commitment, (C) the Dollar Amount of any Lender’s Revolving Credit Exposure exceeding such
Lender’s Revolving Commitments, (D) the Dollar Amount of the total Global Tranche Revolving Credit
Exposures would exceed the aggregate Global Tranche Revolving Commitments, (E) the Dollar Amount
of the total Danish Tranche Revolving Credit Exposures would exceed the aggregate Danish Tranche
Revolving Commitments or (F) the Dollar Amount of the Total Revolving Credit Exposure would exceed the aggregate Revolving Commitments.
(c)The Company shall notify the Administrative Agent of any election to terminate or reduce the Revolving Commitments of any Class, the Term A-1 Loan Commitments and/or the Term
A-2 Loan Commitments under paragraph (b) of this Section at least three (3) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof.
Promptly following receipt of any notice, the Administrative Agent shall advise the applicable Lenders of the contents thereof.  Each notice delivered by the Company pursuant to this Section shall be irrevocable;
provided that a notice of termination of any Commitments of any Class delivered by the Company may state that such notice is conditioned upon the effectiveness of other credit facilities or other transactions specified therein, in which case such notice may be revoked by the Company (by notice to the
Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.  Any termination or reduction of any Commitments of any Class (including the termination of $100,000,000 of the Term A-1 Loan Commitments on the Term A-1 Loan Commitment Expiration Date, the termination of the remaining $100,000,000 of the Term A-1 Loan Commitments on the last day of the Term A-1 Loan
Availability Period and the termination of the Term A-2 Loan Commitments on the Term A-2 Loan
Commitment Expiration Date) shall be permanent.  Each reduction of the Revolving Commitments of any
Class shall be made ratably among the Revolving Lenders of such Class in accordance with their respective Revolving Commitments in respect of such Class, each reduction of the Term A-1 Loan
Commitments (including the automatic reduction of $100,000,000 of Term A-1 Loan Commitments on the Term A-1 Loan Commitment Expiration Date) shall be made ratably among the Term A-1 Lenders in accordance with their respective Term A-1 Loan Commitments and each reduction of the Term A-2 Loan
Commitments shall be made ratably among the Term A-2 Lenders in accordance with their respective
Term A-2 Loan Commitments.
SECTION 2.10.Repayment and Amortization of Loans; Evidence of Debt.
(a) Each Borrower hereby unconditionally promises to pay (i) to the Administrative
Agent for the account of each Revolving Lender the then unpaid principal amount of each Revolving
Loan made to such Borrower on the Revolving Credit Maturity Date in the currency of such Loan and
(ii) in the case of the Company, to the Administrative Agent for the account of the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Revolving Credit Maturity
Date and the fifth (5th) Business Day after such Swingline Loan is made; provided that on each date that a
Global Tranche Revolving Borrowing is made, the Company shall repay all Swingline Loans then outstanding and the proceeds of any such Borrowing shall be applied by the Administrative Agent to repay any Swingline Loans outstanding.
(b)The Company shall repay the outstanding Term A-1 Loans on the last day of each fiscal quarter of the Company occurring after the Term A-1 Loan Funding Date (commencing with the last day of the first full fiscal quarter following the Term A-1 Loan Funding Date) in an amount equal to the Applicable Term A-1 Loan Amortization Percentage of the aggregate principal amount of Term
A-1 Loans borrowed on the Term A-1 Loan Funding Date (as adjusted from time to time pursuant to
Section 2.11(a) and Section 2.11(d)). To the extent not previously repaid, all unpaid Term A-1 Loans shall be paid in full in Dollars by the Company on the Term A-1 Loan Maturity Date.
(c)The Company shall repay the outstanding Term A-2 Loans on the last day of each fiscal quarter of the Company occurring after the Julius Funding Date (commencing with the last day of the first full fiscal quarter following the Julius Funding Date) in an amount equal to the Applicable
Term A-2 Loan Amortization Percentage of the aggregate principal amount of Term A-2 Loans borrowed hereunder (as adjusted from time to time pursuant to Section 2.11(a) and Section 2.11(d)). To the extent not previously repaid, all unpaid Term A-2 Loans shall be paid in full in euro by the Company on the
Term A-2 Loan Maturity Date.
(d)Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.
(e)The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class, Agreed Currency and Type thereof and the Interest
Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.
(f)The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the Obligations (including, without limitation, the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement).
(g)Any Lender may request that Loans made by it to any Borrower be evidenced by a promissory note.  In such event, the applicable Borrower shall prepare, execute and deliver to such
Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent.  Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to
Section 9.04) be represented by one or more promissory notes in such form.
SECTION 2.11.Prepayment of Loans.
(a)Any Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with the provisions of this
Section 2.11(a).  The applicable Borrower, or the Company on behalf of the applicable Borrower, shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline
Lender) by written notice (which may be transmitted by electronic communication, including an

Approved Borrower Portal, if arrangements for doing so have been approved by the Administrative agent and, if relevant, the Swingline Lender) of any prepayment hereunder (i) (x) in the case of prepayment of a
Term Benchmark Borrowing denominated in Dollars, not later than 11:00 a.m., New York City time, three (3) Business Days before the date of prepayment, (y) in the case of prepayment of a Term
Benchmark Borrowing denominated in euro, Danish Kroner or Canadian Dollars, not later than 12:00
p.m., New York City time, three (3) Business Days before the date of prepayment and (z) in the case of prepayment of an RFR Borrowing, not later than 11:00 a.m., New York City time, five (5) RFR Business
Days before the date of prepayment, (ii) in the case of prepayment of an ABR Revolving Borrowing, not later than 11:00 a.m., New York City time, on the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 2:00 p.m., New York City time, on the date of prepayment.  Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each
Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.09, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with
Section 2.09.  Promptly following receipt of any such notice relating to a Borrowing, the Administrative
Agent shall advise the Lenders of the contents thereof.  Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02.  Each prepayment of a Revolving Borrowing of any Class shall be applied ratably to the Revolving Loans included in the prepaid Revolving Borrowing, each voluntary prepayment of a Term A-1 Loan Borrowing shall be applied ratably to the Term A-1 Loans included in the prepaid
Term A-1 Loan Borrowing in such order of application as directed by the Company, each voluntary prepayment of a Term A-2 Loan Borrowing shall be applied ratably to the Term A-2 Loans included in the prepaid Term A-2 Loan Borrowing in such order of application as directed by the Company and each mandatory prepayment of a Term Loan Borrowing shall be applied in accordance with Section 2.11(d).
Prepayments shall be accompanied by (i) accrued interest to the extent required by Section 2.13 and
(ii) any break funding payments required by Section 2.16.
(b)If at any time, (i) other than as a result of fluctuations in currency exchange rates,
(x) the aggregate principal Dollar Amount of the total Global Tranche Revolving Credit Exposures
(calculated, with respect to those Credit Events denominated in Foreign Currencies, as of the most recent
Computation Date with respect to each such Credit Event) exceeds the aggregate Global Tranche
Revolving Commitments, (y) the aggregate principal Dollar Amount of the total Danish Tranche
Revolving Credit Exposures (calculated, with respect to those Credit Events denominated in Foreign
Currencies, as of the most recent Computation Date with respect to each such Credit Event) exceeds the aggregate Danish Tranche Revolving Commitments or (z) the aggregate principal Dollar Amount of the
Total Revolving Credit Exposure (calculated, with respect to those Credit Events denominated in Foreign
Currencies, as of the most recent Computation Date with respect to each such Credit Event) exceeds the aggregate Revolving Commitments or (ii) solely as a result of fluctuations in currency exchange rates, (x)
the aggregate principal Dollar Amount of the total Global Tranche Revolving Credit Exposures (so calculated) exceeds 105% of the aggregate Global Tranche Revolving Commitments, (y)  the aggregate principal Dollar Amount of the total Danish Tranche Revolving Credit Exposures (so calculated) exceeds
105% of the aggregate Danish Tranche Revolving Commitments or (z) the aggregate principal Dollar
Amount of the Total Revolving Credit Exposure (so calculated) exceeds 105% of the aggregate
Revolving Commitments, the Borrowers shall in each case immediately repay Revolving Borrowings or cash collateralize LC Exposure in an account with the Administrative Agent pursuant to Section 2.06(j), as applicable, in an aggregate principal amount sufficient to cause (A) the aggregate principal Dollar
Amount of the total Global Tranche Revolving Credit Exposures (so calculated) to be less than the aggregate Global Tranche Revolving Credit Commitments, (B) the aggregate principal Dollar Amount of the total Danish Tranche Revolving Credit Exposures (so calculated) to be less than the aggregate Danish

Tranche Revolving Commitments, and (C) the aggregate principal Dollar Amount of the Total Revolving
Credit Exposure (so calculated) to be less than or equal to the aggregate Revolving Commitments.
(c)In the event and on each occasion that any Net Proceeds are received by or on behalf of the Company or any of its Restricted Subsidiaries in respect of any Prepayment Event occurring after the funding of any Term Loans, the Company shall, within five Business Days (in the case of any event described in clause (a) or clause (b) of the definition of the term “Prepayment Event”) or one
Business Day (in the case of any event described in clause (c) of the definition of the term “Prepayment
Event”) after such Net Proceeds are received, prepay the Term A-1 Loans and Term A-2 Loans ratably as set forth in Section 2.11(d) below in an aggregate amount equal to 100% of such Net Proceeds; provided that, in the case of any event described in clause (a) or (b) of the definition of the term “Prepayment
Event”, if the Company shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Company or its relevant Restricted Subsidiaries intend to reinvest the Net Proceeds from such event (or a portion thereof specified in such certificate), within 365 days after receipt of such Net
Proceeds, in assets useful in the business of the Company and/or its Restricted Subsidiaries, and certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this
Section 2.11(c) in respect of the Net Proceeds specified in such certificate; provided further that to the extent of any such Net Proceeds therefrom that have not been so applied by the end of such 365-day period (or within a period of 180 days thereafter if by the end of such initial 365-day period the Company or one or more Restricted Subsidiaries shall have entered into an agreement with an unaffiliated third party to acquire (or replace, lease, improve or rebuild) such assets with such Net Proceeds), at which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so applied;
provided, further, that the Company shall not be required to make a prepayment pursuant to this Section
2.11(c) in respect of any event described in clause (a) or (b) of the definition of the term “Prepayment
Event” during any fiscal year unless and until the aggregate amount of Net Proceeds received as a result of such events during such fiscal year exceeds $15,000,000.
(d)All such amounts pursuant to Section 2.11(c) shall be applied to prepay the Term
A-1 Loans and the Term A-2 Loans ratably, in each case, in the inverse order of maturity.
(e)In the event that (x) the Julius Closing Date Loans were funded pursuant to
Section 2.01 prior to the satisfaction of all conditions precedent set forth in Section 4.03 and solely on the basis of the satisfaction of the Julius Pre-Funding Conditions and (y) the conditions set forth in Section
4.03 are not satisfied on or prior to the Expected Acquisition Closing Date, the Company shall, no later than one (1) Business Day following the Expected Acquisition Closing Date, repay all Julius Closing
Date Loans, together with accrued interest thereon and any break funding payments required by
Section 2.16. For the avoidance of doubt, failure to pay the amounts owed pursuant to this Section
2.11(e), if any, no later than one (1) Business Day following the Expected Acquisition Closing Date shall constitute an immediate Event of Default pursuant to Section 7.01(a).
SECTION 2.12.Fees.  (a) The Company agrees to pay to the Administrative Agent for the account of each Global Tranche Revolving Lender a commitment fee, which shall accrue at the
Applicable Rate on the average daily amount of the Available Global Tranche Revolving Commitments of any Global Tranche Revolving Lender that is not a Defaulting Lender during the period from and including the Effective Date to but excluding the date on which such Global Tranche Revolving
Commitments terminate.  The Danish Borrowers agree to pay to the Administrative Agent for the account of each Danish Tranche Revolving Lender a commitment fee, which shall accrue at the Applicable Rate on the average daily amount of the Available Danish Tranche Revolving Commitments of any Danish
Tranche Lender that is not a Defaulting Lender during the period from and including the Danish Borrower

Accession Date to but excluding the date on which such Danish Tranche Revolving Commitments terminate.  Accrued commitment fees accrued through and including the last day of March, June,
September and December of each year shall be payable in arrears on the fifteenth (15th) day following such last day and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof; provided that any commitment fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand.  All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed
(including the first day and the last day of each period but excluding the date on which the Revolving
Commitments terminate).
(b)The Company agrees to pay (i) to the Administrative Agent for the account of each Global Tranche Revolving Lender a participation fee with respect to its participations in each outstanding Letter of Credit, which shall accrue on the Dollar Amount of the daily maximum stated
amount then available to be drawn under such Letter of Credit at the same Applicable Rate used to determine the interest rate applicable to Term Benchmark Revolving Loans, during the period from and including the Effective Date to but excluding the later of the date on which such Global Tranche
Revolving Lender’s Global Tranche Revolving Commitment terminates and the date on which such
Global Tranche Revolving Lender ceases to have any LC Exposure and (ii) to the Issuing Bank for its own account a fronting fee, which shall accrue at the rate of 0.125% per annum on the Dollar Amount of the daily maximum stated amount then available to be drawn under such Letter of Credit, during the period from and including the Effective Date to but excluding the later of the date of termination of the
Global Tranche Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank’s standard fees with respect to the issuance, amendment or extension of any
Letter of Credit and other processing fees, and other standard costs and charges, of the Issuing Bank relating the Letters of Credit as from time to time in effect.  Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the fifteenth (15th) day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Global
Tranche Revolving Commitments terminate and any such fees accruing after the date on which the Global
Tranche Revolving Commitments terminate shall be payable on demand.  Any other fees payable to the
Issuing Bank pursuant to this paragraph shall be payable within ten (10) days after demand.  All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).
Participation fees and fronting fees in respect of Letters of Credit denominated in Dollars shall be paid in
Dollars, and participation fees and fronting fees in respect of Letters of Credit denominated in a Foreign
Currency shall be paid in Dollars in the Dollar Amount thereof.
(c)The Company agrees to pay to the Administrative Agent, (x) for the account of each Term A-1 Lender, a ticking fee, which ticking fee shall accrue at the Applicable Rate on the amount of such Term A-1 Lender’s Term A-1 Loan Commitment, which ticking fee shall accrue during the period from and including the date that is 90 days after the Effective Date to but excluding the earlier to occur of (i) the Julius Closing Date or (ii) the last day of the Term A-1 Loan Availability Period (such earlier date, the “Term A-1 Commitment Termination Date”) and be payable in Dollars (y) for the account of each Term A-2 Lender, a ticking fee, which ticking fee shall accrue at the Applicable Rate on the amount of such Term A-2 Lender’s Term A-2 Loan Commitment, which ticking fee shall accrue during the period from and including the date that is 90 days after the Effective Date to but excluding the earlier to occur of (i) the Julius Closing Date or (ii) the Term A-2 Loan Commitment Expiration Date
(such earlier date, the “Term A-2 Commitment Termination Date”) and be payable in euro.  Ticking fees accrued through and including the last day of March, June, September and December of each year shall be payable in arrears on the fifteenth (15th) day following such last day and on the Term A-1
Commitment Termination Date or Term A-2 Commitment Termination Date, as applicable, commencing on the first such date to occur after the date hereof.  All ticking fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day and the last day of each period but excluding the Term A-1 Commitment Termination Date and Term A-2
Commitment Termination Date).
(d)The Company agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Company and the
Administrative Agent.
(e)All fees payable hereunder shall be paid on the dates due, in Dollars (except as otherwise expressly provided in this Section 2.12) and immediately available funds, to the Administrative
Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees, participation fees and ticking fees, to the applicable Lenders.  Fees paid shall not be refundable under any circumstances.
SECTION 2.13.Interest.  (a) The Loans comprising each ABR Borrowing (including each Swingline Loan denominated in Dollars) shall bear interest at the Alternate Base Rate plus the
Applicable Rate.  Each Swingline Loan denominated in euro shall bear interest at Daily Simple ESTR plus the “RFR Spread” set forth in the definition of Applicable Rate.
(b)The Loans comprising each Term Benchmark Borrowing shall bear interest at the
Adjusted Term SOFR Rate, the Adjusted EURIBO Rate, the Adjusted CIBO Rate, or the Adjusted Term
CORRA Rate, as applicable, for the Interest Period in effect for such Borrowing plus the Applicable Rate.
(c)Each RFR Loan shall bear interest at a rate per annum equal to the applicable
Adjusted Daily Simple RFR plus the Applicable Rate.
(d)Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by any Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.
(e)Accrued interest on each Loan shall be payable in arrears on each Interest
Payment Date for such Loan and, in the case of Revolving Loans of any Class, (i) upon termination of the
Revolving Commitments in respect of such Class; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the
Global Tranche Revolving Credit Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Term Benchmark Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.
(f)All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Daily Simple RFR with respect to Pounds Sterling,
Term CORRA, Daily Simple CORRA (if applicable) or the Alternate Base Rate at times when the
Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or

366 days in a leap year).  In each case interest shall be payable for the actual number of days elapsed
(including the first day but excluding the last day).  All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination.  A determination of the applicable Alternate Base Rate, Adjusted Term SOFR Rate, Term
SOFR Rate, Adjusted EURIBO Rate, EURIBO Rate, Adjusted CIBO Rate, CIBO Rate, Adjusted Term
CORRA Rate, Term CORRA, Adjusted Daily Simple RFR, Daily Simple RFR or Daily Simple ESTR
shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.
(g)Interest in respect of Loans denominated in Dollars shall be paid in Dollars, and interest in respect of Loans denominated in a Foreign Currency shall be paid in such Foreign Currency.
SECTION 2.14.Alternate Rate of Interest.
(a)Subject to clauses (b), (c), (d), (e) and (f) of this Section 2.14, if:
(i)the Administrative Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term
Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the
Adjusted Term SOFR Rate, the Adjusted EURIBO Rate, the Adjusted CIBO Rate or the Adjusted
Term CORRA Rate (including because the Relevant Screen Rate is not available or published on a current basis) for the applicable currency and such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple
RFR for the applicable Agreed Currency; or
(ii)the Administrative Agent is advised by the Required Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Adjusted Term
SOFR Rate, the Adjusted EURIBO Rate, the Adjusted CIBO Rate or the Adjusted Term CORRA
Rate for the applicable Agreed Currency and such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for the applicable Agreed Currency and such Interest Period or (B) at any time, the applicable
Adjusted Daily Simple RFR for the applicable Agreed Currency will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for the applicable Agreed Currency;
then the Administrative Agent shall give notice thereof to the Company and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the applicable Borrower delivers a new Interest Election
Request in accordance with the terms of Section 2.08 or a new Borrowing Request in accordance with the terms of Section 2.03, (A) for Loans denominated in Dollars, any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark Borrowing shall instead be deemed to be an
Interest Election Request or a Borrowing Request, as applicable, for (x) an RFR Borrowing denominated in Dollars so long as the Adjusted Daily Simple RFR for Dollar Borrowings is not also the subject of
Section 2.14(a)(i) or (ii) above or (y) an ABR Borrowing if the Adjusted Daily Simple RFR for Dollar
Borrowings also is the subject of Section 2.14(a)(i) or (ii) above and (B) for Loans denominated in a
Foreign Currency, any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark Borrowing or an RFR Borrowing, in each case, for the relevant Benchmark, shall be ineffective; provided that if the circumstances giving rise to such notice affect only one Type of
Borrowing, then all other Types of Borrowings shall be permitted.  Furthermore, if any Term Benchmark
Loan or RFR Loan in any Agreed Currency is outstanding on the date of the Company’s receipt of the notice from the Administrative Agent referred to in this Section 2.14(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the applicable Borrower delivers a new Interest Election
Request in accordance with the terms of Section 2.08 or a new Borrowing Request in accordance with the terms of Section 2.03, (A) for Loans denominated in Dollars, any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (x) an RFR
Borrowing denominated in Dollars so long as the Adjusted Daily Simple RFR for Dollar Borrowings is
not also the subject of Section 2.14(a)(i) or (ii) above or (y) an ABR Loan if the Adjusted Daily Simple
RFR for Dollar Borrowings also is the subject of Section 2.14(a)(i) or (ii) above, on such day and (B) for
Loans denominated in a Foreign Currency, (1) any Term Benchmark Loan shall, on the last day of the
Interest Period applicable to such Loan  (or the next succeeding Business Day if such day is not a
Business Day) bear interest at the Central Bank Rate (or in the case of Canadian Dollars, the Canadian
Prime Rate) for the applicable Foreign Currency plus the CBR Spread; provided that, if the
Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate (or in the case of Canadian Dollars, the Canadian Prime Rate) for the applicable Foreign Currency cannot be determined, any outstanding affected Term Benchmark Loans denominated in such Foreign Currency shall, at the Company’s election prior to such day: (A) be prepaid by the applicable Borrower on such day or (B) solely for the purpose of calculating the interest rate applicable to such Term Benchmark Loan, such Term Benchmark Loan denominated in such Foreign
Currency shall be deemed to be a Term Benchmark Loan denominated in Dollars and shall accrue interest at the same interest rate applicable to Term Benchmark Loans denominated in Dollars at such time and
(2) any RFR Loan shall bear interest at the Central Bank Rate (or in the case of Canadian Dollars, the
Canadian Prime Rate) for the applicable Foreign Currency plus the CBR Spread; provided that, if the
Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate (or in the case of Canadian Dollars, the Canadian Prime Rate) for the applicable Foreign Currency cannot be determined, any outstanding affected RFR Loans denominated in any Foreign Currency, at the Company’s election, shall either (A) be converted into ABR Loans denominated in Dollars (in an amount equal to the Dollar Amount of such Foreign Currency) immediately or (B) be prepaid in full immediately.
(b)Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the
Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark
Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement”
with respect to Dollars and/or Canadian Dollars for such Benchmark Replacement Date, such Benchmark
Replacement will replace such Benchmark (including any related adjustments) for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other
Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” with respect to any Agreed Currency for such Benchmark
Replacement Date, such Benchmark Replacement will replace such Benchmark (including any related adjustments) for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m., New York City time, on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative
Agent has not received, by such time, written notice of objection to such Benchmark Replacement from
Lenders comprising the Required Lenders.
(c)(i) Notwithstanding anything to the contrary herein or in any other Loan
Document, the Administrative Agent will have the right to make Benchmark Replacement Conforming
Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan
Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other
Loan Document. (ii) Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, with respect to a Loan denominated in Canadian Dollars, if a Term CORRA Reelection Event and its related Benchmark Replacement Date have occurred prior to the
Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark
Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan
Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan
Document; provided that, this clause (c)(ii) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Company a Term CORRA Notice.  For the avoidance of doubt, the
Administrative Agent shall not be required to deliver a Term CORRA Notice after the occurrence of a
Term CORRA Reelection Event and may do so in its sole discretion.
(d)The Administrative Agent will promptly notify the Company and the Lenders of
(i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark
Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the
removal or reinstatement of any tenor of a Benchmark pursuant to clause (e) below and (v) the commencement or conclusion of any Benchmark Unavailability Period.  Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of
Lenders) pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this
Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this
Section 2.14.
(e)Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate, the EURIBO Rate, the CIBO
Rate, or Term CORRA) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of
“Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-
representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark
Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(f)Upon the Company’s receipt of notice of the commencement of a Benchmark
Unavailability Period, the applicable Borrower may revoke any request for (i) a Term Benchmark
Borrowing, conversion to or continuation of Term Benchmark Loans to be made, converted or continued
or (ii) a RFR Borrowing or conversion to RFR Loans, during any Benchmark Unavailability Period and, failing that, either (x) such Borrower will be deemed to have converted any request for a Term
Benchmark Borrowing or RFR Borrowing, as applicable, denominated in Dollars into a request for a
Borrowing of or conversion to (A) solely with respect to any such request for a Term Benchmark
Borrowing, an RFR Borrowing denominated in Dollars so long as the Adjusted Daily Simple RFR for
Dollar Borrowings is not the subject of a Benchmark Transition Event or (B) an ABR Borrowing if the
Adjusted Daily Simple RFR for Dollar Borrowings is the subject of a Benchmark Transition Event or (y)
any request relating to a Term Benchmark Borrowing or RFR Borrowing denominated in a Foreign
Currency shall be ineffective.  During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Alternate Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Alternate Base Rate.  Furthermore, if any Term Benchmark Loan or RFR Loan
in any Agreed Currency is outstanding on the date of the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such
Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement for such Agreed
Currency is implemented pursuant to this Section 2.14, (A) for Loans denominated in Dollars any Term
Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing denominated in Dollars so long as the Adjusted Daily
Simple RFR for Dollar Borrowings is not the subject of a Benchmark Transition Event or (y) an ABR
Loan if the Adjusted Daily Simple RFR for Dollar Borrowings is the subject of a Benchmark Transition
Event, on such day and (B) for Loans denominated in a Foreign Currency, (1) any Term Benchmark Loan
shall, on the last day of the Interest Period applicable to such Loan  (or the next succeeding Business Day if such day is not a Business Day) bear interest at the Central Bank Rate (or in the case of Canadian
Dollars, the Canadian Prime Rate) for the applicable Foreign Currency plus the CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate (or in the case of Canadian Dollars, the Canadian Prime Rate)
for the applicable Foreign Currency cannot be determined, any outstanding affected Term Benchmark
Loans denominated in any Foreign Currency shall, at the Company’s election prior to such day: (A) be prepaid by the applicable Borrower on such day or (B) solely for the purpose of calculating the interest rate applicable to such Term Benchmark Loan, such Term Benchmark Loan denominated in any Foreign
Currency shall be deemed to be a Term Benchmark Loan denominated in Dollars and shall accrue interest at the same interest rate applicable to Term Benchmark Loans denominated in Dollars at such time and
(2) any RFR Loan shall bear interest at the Central Bank Rate (or in the case of Canadian Dollars, the
Canadian Prime Rate) for the applicable Foreign Currency plus the CBR Spread; provided that, if the
Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate (or in the case of Canadian Dollars, the Canadian Prime Rate) for the applicable Foreign Currency cannot be determined, any outstanding affected RFR Loans denominated in any Foreign Currency, at the Company’s election, shall either (A) be converted into ABR Loans denominated in Dollars (in an amount equal to the Dollar Amount of such Foreign Currency) immediately or (B) be prepaid in full immediately.

SECTION 2.15.Increased Costs.  (a) If any Change in Law shall:
(i)impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any
Lender or Issuing Bank (except any such reserve requirement reflected in the Adjusted EURIBO
Rate, the Adjusted CIBO Rate or the Adjusted Term CORRA Rate, as applicable);
(ii)impose on any Lender or the Issuing Bank or the applicable offshore interbank market for the applicable Agreed Currency any other condition, cost or expense (other than
Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; or
(iii)subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection
Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;
and the result of any of the foregoing shall be to increase the cost to such Lender, Issuing Bank or such other Recipient of making, continuing, converting or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender, the Issuing Bank or such other
Recipient of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender, the Issuing Bank or such other Recipient hereunder (whether of principal, interest or otherwise), then the applicable Borrower will pay to such Lender, the Issuing
Bank or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, the Issuing Bank or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered as reasonably determined by the Administrative Agent, such Lender or the
Issuing Bank (which determination shall be made in good faith (and not on an arbitrary or capricious basis) and generally consistent with similarly situated customers of the Administrative Agent, such
Lender or the Issuing Bank, as applicable, under agreements having provisions similar to this Section
2.15, after consideration of such factors as the Administrative Agent, such Lender or the Issuing Bank, as applicable, then reasonably determines to be relevant).
(b)If any Lender or the Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such
Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of
Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the
Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time the applicable Borrower will pay to such
Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered as reasonably determined by the Administrative Agent, such Lender or the Issuing
Bank (which determination shall be made in good faith (and not on an arbitrary or capricious basis) and generally consistent with similarly situated customers of the Administrative Agent, such Lender or the
Issuing Bank, as applicable, under agreements having provisions similar to this Section 2.15, after consideration of such factors as the Administrative Agent, such Lender or the Issuing Bank, as applicable, then reasonably determines to be relevant).
(c)A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section, and setting forth in reasonable detail the calculations used by such Lender to determine such amount or amounts, shall be delivered to the Company and shall be conclusive absent manifest error.  The Company shall pay, or cause the other Borrowers to pay, such
Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.
(d)Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Bank’s right to demand such compensation; provided that the Company shall not be required to compensate a
Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the
Company of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.
SECTION 2.16.Break Funding Payments.
(a)With respect to Term Benchmark Loans, in the event of (i) the payment of any principal of any Term Benchmark Loan other than on the last day of an Interest Period applicable thereto
(including as a result of an Event of Default or as a result of any prepayment pursuant to Section 2.11),
(ii) the conversion of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto, (iii) the failure to borrow, convert, continue or prepay any Term Benchmark Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(a) and is revoked in accordance therewith), (iv) the assignment of any Term
Benchmark Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Company pursuant to Section 2.19 or 9.02(e) or the CAM Exchange or (v) the failure by the applicable Borrower to make any payment of any Loan or drawing under any Letter of Credit (or interest due thereof) denominated in a Foreign Currency on its scheduled due date or any payment thereof in a different currency, then, in any such event, the applicable Borrower shall compensate each Lender for the loss, cost and expense attributable to such event (other than loss of anticipated profits).  A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this
Section shall be delivered to the applicable Borrower and shall be conclusive absent manifest error.  The applicable Borrower shall pay such Lender the amount shown as due on any such certificate within ten
(10) days after receipt thereof.
(b)With respect to RFR Loans, in the event of (i) the payment of any principal of any RFR Loan other than on the Interest Payment Date applicable thereto (including as a result of an
Event of Default or as a result of any prepayment pursuant to Section 2.11), (ii)  the failure to borrow or prepay any RFR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(a) and is revoked in accordance therewith), (iii) the assignment of any RFR Loan other than on the Interest Payment Date applicable thereto as a result of a request by the Company pursuant to Section 2.19 or 9.02(e) or the CAM Exchange or (iv) the failure by the applicable Borrower to make any payment of any Loan or drawing under any Letter of Credit (or interest due thereof) denominated in a Foreign Currency on its scheduled due date or any payment thereof in a different currency, then, in any such event, the applicable Borrower shall compensate each Lender for the loss, cost and expense attributable to such event (other than loss of anticipated profits).  A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this
Section shall be delivered to the applicable Borrower and shall be conclusive absent manifest error.  The applicable Borrower shall pay such Lender the amount shown as due on any such certificate within ten
(10) days after receipt thereof.
SECTION 2.17.Taxes.  (a) Payments Free of Taxes.  Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law.  If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an
Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
Notwithstanding the above, a payment by any Danish Borrower shall not be increased by reason of a deduction on account of Tax, if on the date on which the payment falls due, the payment could have been made to the applicable Recipient without a deduction if the applicable Recipient had been a Danish
Qualifying Lender, but on that date that the applicable Recipient is not or has ceased to be a Danish
Qualifying Lender; or the applicable Recipient is a Treaty Lender and such Danish Borrower making the payment is able to demonstrate that the payment could have been made to the applicable Recipient without the deduction had the applicable Recipient co-operated in completing any formalities necessary for that applicable Recipient to obtain confirmation to make that payment without a deduction in accordance with paragraph (f) (Status of Lenders).
(b)Payment of Other Taxes by the Borrowers.  The applicable Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes.
(c)Evidence of Payments.  As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.17, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental
Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(d)Indemnification by the Loan Parties.  The Domestic Loan Parties (including the
Company) shall jointly and severally (joint among solely each other) indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such
Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable out-of-pocket expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  The Global
Borrowers (other than the Company) shall jointly and severally (joint among solely each other) indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes imposed on or with respect to any payment made by or on account of any obligation of any such Global

Borrower (including any such Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable out-of-pocket expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  The Danish Borrowers shall jointly and severally (joint among solely each other) indemnify each Recipient, within 10 days after demand therefor, for the full amount of any
Indemnified Taxes imposed on or with respect to any payment made by or on account of any obligation of any Danish Borrower (including any such Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable out-of-pocket expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to the Company by a Lender (with a copy to the Administrative Agent), or by the
Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(e)Indemnification by the Lenders.  Each Lender shall severally indemnify the
Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Company has not already indemnified the Administrative
Agent for such Indemnified Taxes and without limiting the obligation of the Company to do so), (ii) any
Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.  Each Lender hereby authorizes the Administrative Agent to setoff and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the
Administrative Agent under this paragraph (e).
(f)Status of Lenders.  (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrowers and the Administrative Agent, at the time or times reasonably requested by the Borrowers or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrowers or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if reasonably requested by the
Borrowers or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrowers or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.  Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the
Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)Without limiting the generality of the foregoing:

(A)any Lender that is a U.S. Person shall deliver to such Borrower and the
Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), an executed copy of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(B)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), whichever of the following is applicable:
(1)  in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, an executed copy of IRS Form W-8BEN or IRS
Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of,
U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document,
IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the
“business profits” or “other income” article of such tax treaty;
(2)  in the case of a Foreign Lender claiming that its extension of credit will generate U.S. effectively connected income, an executed copy of IRS Form
W-8ECI;
(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit E-1 to the effect that such Foreign Lender is not a “bank”
within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of such Borrower within the meaning of Section 881(c)(3)(B) of the
Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed copy of IRS
Form W-8BEN or IRS Form W-8BEN-E; or
(4) to the extent a Foreign Lender is not the beneficial owner, an executed copy of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-2 or Exhibit E-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the
Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign
Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-4 on behalf of each such direct and indirect partner;
(C)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit such
Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to such Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by such Borrower or the
Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by such Borrower or the Administrative Agent as may be necessary for such Borrower and the Administrative Agent to comply with their obligations under
FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.
Solely for purposes of this clause (D), “FATCA” shall include any amendments made to
FATCA after the date of this Agreement.
Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the
Company and the Administrative Agent in writing of its legal inability to do so.
(g)Treatment of Certain Refunds.  If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section
2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund).  Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority.  Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-
Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.  This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(h)Survival.  Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments, the expiration of all Letters of Credit and the repayment, satisfaction or discharge of all obligations under any Loan Document.
(i)Defined Terms.  For purposes of this Section 2.17, the term “Lender” includes the Issuing Bank and the term “applicable law” includes FATCA.
SECTION 2.18.Payments Generally; Allocations of Proceeds; Pro Rata Treatment;
Sharing of Setoffs.
(a)Each Borrower shall make each payment or prepayment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to (i) in the case of payments denominated in
Dollars, 12:00 noon, New York City time and (ii) in the case of payments denominated in a Foreign
Currency, 12:00 noon, at the Applicable Time, in the city of the Administrative Agent’s Foreign Currency
Payment Office for such currency, in each case on the date when due or the date fixed for any prepayment hereunder, in immediately available funds, without setoff, recoupment or counterclaim.  Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon.  All such payments shall be made (i) in the same currency in which the applicable Credit Event was made (or where such currency has been converted to euro, in euro) and (ii) to the Administrative Agent at its offices at 10 South Dearborn Street, Chicago, Illinois 60603 or, in the case of a Credit Event denominated in a Foreign Currency, the Administrative Agent’s Foreign Currency Payment Office for such currency, except payments to be made directly to the Issuing Bank or the Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto.  The Administrative Agent shall distribute any such payments denominated in the same currency received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof.  If any payment hereunder shall be due on a day that is not a Business
Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.
Notwithstanding the foregoing provisions of this Section, if, after the making of any Credit Event in any
Foreign Currency, currency control or exchange regulations are imposed in the country which issues such currency with the result that the type of currency in which the Credit Event was made (the “Original
Currency”) no longer exists or any Borrower is not able to make payment to the Administrative Agent for the account of the Lenders in such Original Currency, then all payments to be made by such Borrower hereunder in such currency shall instead be made when due in Dollars in an amount equal to the Dollar
Amount (as of the date of repayment) of such payment due, it being the intention of the parties hereto that the Borrowers take all risks of the imposition of any such currency control or exchange regulations.
Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States.  If, for any reason, any Borrower is prohibited by any law from making any required payment hereunder in a Foreign Currency, such Borrower shall make such payment in Dollars in the Dollar Amount of the Foreign Currency payment amount.
(b)At any time that payments are not required to be applied in the manner required by Section 7.03, if at any time insufficient funds are received by and available to the Administrative
Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.
(c)With the prior consent of the Company, any payment of principal, interest, LC
Disbursements, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for fees and expenses pursuant to Section 9.03), and other sums payable under the Loan Documents, may be paid from the proceeds of Borrowings made hereunder or may be deducted from any deposit account of the applicable Borrower maintained with the Administrative Agent.
(d)If, except as expressly provided herein, any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC
Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other similarly situated Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by all such
Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements and Swingline Loans to any assignee or participant, other than to the Company or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply).  Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.
(e)Unless the Administrative Agent shall have received, prior to any date on which any payment is due to the Administrative Agent for the account of the relevant Lenders or the Issuing
Bank pursuant to the terms of this Agreement or any other Loan Document (including any date that is fixed for prepayment by notice from the applicable Borrower to the Administrative Agent pursuant to
Section 2.11(a)), notice from the applicable Borrower that such Borrower will not make such payment or prepayment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the relevant Lenders or the Issuing Bank, as the case may be, the amount due.  In such event, if such Borrower has not in fact made such payment, then each of the relevant Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such
Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the applicable
Overnight Rate.
SECTION 2.19.Mitigation Obligations; Replacement of Lenders.  (a) If any Lender
requests compensation under Section 2.15, or if any Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.  The Company hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
(b)If (i) any Lender requests compensation under Section 2.15, (ii) any Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental
Authority for the account of any Lender pursuant to Section 2.17 or (iii) any Lender becomes a Defaulting
Lender, then the Company may, at its sole expense and effort, upon notice to such Lender and the
Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Section 2.15 or 2.17) and obligations under this Agreement and the other
Loan Documents to an assignee that shall assume such obligations (which assignee may be another
Lender, if a Lender accepts such assignment); provided that (i) the Company shall have received the prior written consent of the Administrative Agent (and if a Global Tranche Revolving Commitment is being assigned, the Issuing Bank and the Swingline Lender), which consent shall not unreasonably be withheld,
(ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments.  A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such  assignment and delegation cease to apply.  Each party hereto agrees that (i) an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the
Company, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (ii) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto.
SECTION 2.20.Expansion Option.
(a)The Company may from time to time elect to increase the Global Tranche
Revolving Commitments or enter into one or more tranches of term loans (each an “Incremental Term
Loan”), in each case in minimum increments of $10,000,000 and not less than $50,000,000 so long as, after giving effect thereto, the aggregate amount of all such increases of the Global Tranche Revolving
Commitments and all such Incremental Term Loans does not exceed the Incremental Cap.  The Company may arrange for any such increase or tranche to be provided by one or more Lenders (each Lender so agreeing to an increase in its Global Tranche Revolving Commitment, or to participate in such
Incremental Term Loans, a “Global Tranche Increasing Lender”), or by one or more new banks, financial institutions or other entities (each such new bank, financial institution or other entity, a “Global Tranche

Augmenting Lender”; provided that no Ineligible Institution may be a Global Tranche Augmenting
Lender), which agree to increase their existing Global Tranche Revolving Commitments, or to participate in such Incremental Term Loans, or provide new Global Tranche Revolving Commitments, as the case may be; provided that (i) each Global Tranche Augmenting Lender, shall be subject to the approval of the
Company and the Administrative Agent and (ii) (x) in the case of a Global Tranche Increasing Lender, the
Company and such Global Tranche Increasing Lender execute an agreement substantially in the form of
Exhibit B hereto, and (y) in the case of a Global Tranche Augmenting Lender, the Company and such
Global Tranche Augmenting Lender execute an agreement substantially in the form of Exhibit C hereto.
No consent of any Lender (other than the Lenders participating in the increase or any Incremental Term
Loan) shall be required for any increase in Global Tranche Revolving Commitments or any Incremental
Term Loan pursuant to this Section 2.20.  Increases and new Global Tranche Revolving Commitments
and Incremental Term Loans created pursuant to this Section 2.20 shall become effective on the date agreed by the Company, the Administrative Agent and the relevant Global Tranche Increasing Lenders or
Global Tranche Augmenting Lenders, and the Administrative Agent shall notify each Lender thereof.
Notwithstanding the foregoing, no increase in the Global Tranche Revolving Commitments (or in the
Global Tranche Revolving Commitment of any Lender) or tranche of Incremental Term Loans shall become effective under this paragraph unless, (i) on the proposed date of the effectiveness of such increase or Incremental Term Loans, (A) the conditions set forth in paragraphs (a) and (b) of Section 4.02 shall be satisfied or waived by the Required Lenders and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Company; provided, that, notwithstanding and in lieu of the foregoing, if the Company shall have made an LCA Election in accordance with Section 1.10, (x) no Default or Event of Default shall exist immediately prior to the LCA
Test Date and no Specified Event of Default shall exist immediately prior to or after giving effect to such increase or Incremental Term Loans and (y) if agreed to by the Global Tranche Increasing Lenders, the condition set forth in Section 4.02(a) shall be limited to customary “SunGard” representations and warranties and (B) the Company shall be in compliance (on a pro forma basis) with the covenants contained in Section 6.13 and (ii) the Administrative Agent shall have received (x) documents and opinions (to the extent requested by the Administrative Agent) consistent with those delivered on the
Effective Date as to the organizational power and authority of the Global Borrowers to borrow hereunder after giving effect to such increase or Incremental Term Loan and (y) reaffirmations from the Loan
Parties.  On the effective date of any increase in the Global Tranche Revolving Commitments or any
Incremental Term Loans being made, (i) each relevant Global Tranche Increasing Lender and Global
Tranche Augmenting Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other
Lenders, as being required in order to cause, after giving effect to such increase and the use of such amounts to make payments to such other Lenders, each Lender’s portion of the outstanding Global
Tranche Revolving Loans of all the Lenders to equal its Global Tranche Applicable Percentage of such outstanding Global Tranche Revolving Loans, and (ii) the Global Borrowers shall be deemed to have repaid and reborrowed all outstanding Global Tranche Revolving Loans as of the date of any increase in the Global Tranche Revolving Commitments (with such reborrowing to consist of the Types of Global
Tranche Revolving Loans, with related Interest Periods if applicable, specified in a notice delivered by the applicable Global Borrower, or the Company on behalf of the applicable Global Borrower, in accordance with the requirements of Section 2.03).  The deemed payments made pursuant to clause (ii) of the immediately preceding sentence shall be accompanied by payment of all accrued interest on the amount prepaid and, in respect of each Term Benchmark Loan, shall be subject to indemnification by the
Global Borrowers pursuant to the provisions of Section 2.16 if the deemed payment occurs other than on the last day of the related Interest Periods.  The Incremental Term Loans (a) shall rank pari passu in right of payment with the Global Tranche Revolving Loans and the initial Term Loans, (b) shall not mature earlier than the Latest Maturity Date (but may have amortization prior to such date) and (c) shall be treated substantially the same as (and in any event no more favorably than) the Global Tranche Revolving
Loans and the initial Term Loans; provided that (i) the terms and conditions applicable to any tranche of
Incremental Term Loans maturing after the Latest Maturity Date may provide for material additional or different financial or other covenants or prepayment requirements applicable only during periods after the
Latest Maturity Date and (ii) the Incremental Term Loans may be priced differently than the Global
Tranche Revolving Loans and the initial Term Loans.  Incremental Term Loans may be made hereunder pursuant to an amendment or restatement (an “Incremental Term Loan Amendment”) of this Agreement and, as appropriate, the other Loan Documents, executed by the Global Borrowers, each Global Tranche
Increasing Lender participating in such tranche, each Global Tranche Augmenting Lender participating in such tranche, if any, and the Administrative Agent.  The Incremental Term Loan Amendment may,
without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan
Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.20.  Nothing contained in this Section 2.20 shall constitute, or otherwise be deemed to be, a commitment on the part of any Lender to increase its Global Tranche
Commitment hereunder, or provide Incremental Term Loans, at any time.
(b)The Company may from time to time elect to increase the Danish Tranche
Revolving Commitments in an amount not to exceed $5,000,000.  The Company may arrange for any such increase or tranche to be provided by one or more Lenders (each Lender so agreeing to an increase in its Danish Tranche Revolving Commitment a “Danish Tranche Increasing Lender”), or by one or more new banks, financial institutions or other entities (each such new bank, financial institution or other entity, a “Danish Tranche Augmenting Lender”; provided that no Ineligible Institution may be a Danish Tranche
Augmenting Lender), which agree to increase their existing Danish Tranche Revolving Commitments, or provide new Global Tranche Revolving Commitments, as the case may be; provided that (i) each Danish
Tranche Augmenting Lender, shall be subject to the approval of the Company and the Administrative
Agent and (ii) (x) in the case of a Danish Tranche Increasing Lender, the Company, the Danish Borrowers
and such Danish Tranche Increasing Lender execute an agreement substantially in the form of Exhibit B hereto, and (y) in the case of a Danish Tranche Augmenting Lender, the Company, the Danish Borrowers
and such Danish Tranche Augmenting Lender execute an agreement substantially in the form of Exhibit
C hereto.  No consent of any Lender (other than the Lenders participating in the increase) shall be required for any increase in Danish Tranche Revolving Commitments pursuant to this Section 2.20.
Increases and new Danish Tranche Revolving Commitments created pursuant to this Section 2.20 shall become effective on the date agreed by the Company, the Administrative Agent and the relevant Danish
Tranche Increasing Lenders or Danish Tranche Augmenting Lenders, and the Administrative Agent shall notify each Lender thereof.  Notwithstanding the foregoing, no increase in the Danish Tranche Revolving
Commitments (or in the Danish Tranche Revolving Commitment of any Lender) shall become effective under this paragraph unless, (i) on the proposed date of the effectiveness of such increase, (A) the conditions set forth in paragraphs (a) and (b) of Section 4.02 shall be satisfied or waived by the Required
Lenders and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Company and (B) the Company shall be in compliance (on a pro forma basis) with the covenants contained in Section 6.13 and (ii) the Administrative Agent shall have received (x) documents and opinions (to the extent requested by the Administrative Agent)
consistent with those delivered on the Effective Date as to the organizational power and authority of the
Danish Borrowers to borrow hereunder after giving effect to such increase and (y) reaffirmations from the
Loan Parties.  On the effective date of any increase in the Global Tranche Revolving Commitments,
(i) each relevant Danish Tranche Increasing Lender and Danish Tranche Augmenting Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative
Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to such increase and the use of such amounts to make payments to such other Lenders, each

Lender’s portion of the outstanding Danish Tranche Revolving Loans of all the Lenders to equal its
Danish Tranche Applicable Percentage of such outstanding Danish Tranche Revolving Loans, and (ii) the
Danish Borrowers shall be deemed to have repaid and reborrowed all outstanding Danish Tranche
Revolving Loans as of the date of any increase in the Danish Tranche Revolving Commitments (with such reborrowing to consist of the Types of Danish Tranche Revolving Loans, with related Interest
Periods if applicable, specified in a notice delivered by the applicable Danish Borrower, or the Company on behalf of the applicable Danish Borrower, in accordance with the requirements of Section 2.03).  The deemed payments made pursuant to clause (ii) of the immediately preceding sentence shall be accompanied by payment of all accrued interest on the amount prepaid and, in respect of each Term
Benchmark Loan, shall be subject to indemnification by the Danish Borrowers pursuant to the provisions of Section 2.16 if the deemed payment occurs other than on the last day of the related Interest Periods.
Nothing contained in this Section 2.20 shall constitute, or otherwise be deemed to be, a commitment on the part of any Lender to increase its Danish Tranche Revolving Commitment hereunder at any time.
SECTION 2.21.Judgment Currency.  If for the purposes of obtaining judgment in any court it is necessary to convert a sum due from any Borrower hereunder in the currency expressed to be payable herein (the “specified currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with such other currency at the Administrative Agent’s main New York City office on the Business Day preceding that on which final, non-appealable judgment is given.  The obligations of each Borrower in respect of any sum due to any Lender or the Administrative Agent hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the
Business Day following receipt by such Lender or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender or the Administrative Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency.  If the amount of the specified currency so purchased is less than the sum originally due to such Lender or the Administrative Agent, as the case may be, in the specified currency, each Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Administrative Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds (a) the sum originally due to any Lender or the Administrative Agent, as the case may be, in the specified currency and (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Lender under Section 2.18, such Lender or the Administrative Agent, as the case may be, agrees to remit such excess to such Borrower.
SECTION 2.22.Defaulting Lenders.  Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
(a)fees shall cease to accrue on the unfunded portion of the Commitment of such
Defaulting Lender pursuant to Section 2.12(a);
(b)any payment of principal, interest, fees or other amounts received by the
Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 7.03 or otherwise) or received by the Administrative Agent from a
Defaulting Lender pursuant to Section 9.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows:  first, to the payment of any amounts owing by such Defaulting
Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Bank or the Swingline Lender hereunder; third, to cash collateralize LC Exposure with respect to such Defaulting Lender in accordance with this Section; fourth, as the Company may request (so long as no Default or Event of Default exists), to the funding of any
Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this
Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative
Agent and the Company, to be held in a deposit account and released pro rata in order to (x) satisfy such
Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and
(y) cash collateralize future LC Exposure with respect to such Defaulting Lender with respect to future
Letters of Credit issued under this Agreement, in accordance with this Section; sixth, to the payment of any amounts owing to the Lenders, the Issuing Bank or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Bank or the Swingline Lender
against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this
Agreement or under any other Loan Document; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Company as a result of any judgment of a court of competent jurisdiction obtained by the Company against such Defaulting Lender as a result of such Defaulting
Lender’s breach of its obligations under this Agreement or under any other Loan Document; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if
(x) such payment is a payment of the principal amount of any Loans or LC Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LC Disbursements owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any
Loans of, or LC Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in the Borrowers’ obligations corresponding to such Defaulting Lender’s LC
Exposure and Swingline Loans are held by the Lenders pro rata in accordance with the Commitments without giving effect to clause (d) below.  Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto;
(c)the Commitment and Revolving Credit Exposure of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to
Section 9.02); provided, further, that any amendment, waiver or other modification requiring the consent of all Lenders or all Lenders directly affected thereby shall not, except as otherwise provided in Section
9.02, require the consent of such Defaulting Lender in accordance with the terms hereof;
(d)if any Swingline Exposure or LC Exposure exists at the time such Lender becomes a Defaulting Lender then:
(i)all or any part of the Swingline Exposure and LC Exposure of such Defaulting
Lender (other than, in the case of a Defaulting Lender that is the Swingline Lender, the portion of such Swingline Exposure referred to in clause (b) of the definition of such term) shall be reallocated among the non-Defaulting Lenders in accordance with their respective Global
Tranche Applicable Percentages  but only to the extent that such reallocation does not, as to any non-Defaulting Lender, cause such non-Defaulting Lender’s Global Tranche Revolving Credit
Exposure to exceed its Global Tranche Revolving Commitment;

(ii)if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Company shall within one (1) Business Day following notice by the Administrative
Agent (x) first, prepay such Swingline Exposure and (y) second, cash collateralize for the benefit of the Issuing Bank only the Borrowers’ obligations corresponding to such Defaulting Lender’s
LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.06(j) for so long as such LC Exposure is outstanding;
(iii)if the Company cash collateralizes any portion of such Defaulting Lender’s LC
Exposure pursuant to clause (ii) above, the Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.12(b) with respect to such Defaulting Lender’s LC
Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized;
(iv)if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.12(a) and
Section 2.12(b) shall be adjusted in accordance with such non-Defaulting Lenders’ Global
Tranche Applicable Percentages; and
(v)if all or any portion of such Defaulting Lender’s LC Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Bank or any other Lender hereunder, all letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Bank until and to the extent that such LC Exposure is reallocated and/or cash collateralized; and
(e)so long as such Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding LC Exposure will be 100% covered by the Global Tranche Revolving Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Company in accordance with
Section 2.22(d), and Swingline Exposure related to any such newly made Swingline Loan or LC
Exposure related to any newly issued or increased Letter of Credit shall be allocated among non-
Defaulting Lenders in a manner consistent with Section 2.22(d)(i) (and such Defaulting Lender shall not participate therein).
If (i) a Bankruptcy Event or a Bail-In Action with respect to a Lender Parent shall occur following the date hereof and for so long as such event shall continue or (ii) the Swingline Lender or the
Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless the Swingline Lender or the Issuing Bank, as the case may be, shall have entered into arrangements with the Company or such Lender, satisfactory to the Swingline Lender or the Issuing Bank, as the case may be, to defease any risk to it in respect of such Lender hereunder.
In the event that the Administrative Agent, the Company, the Swingline Lender and the
Issuing Bank each agrees that a Defaulting Lender has adequately remedied all matters that caused such
Lender to be a Defaulting Lender, then the Swingline Exposure and LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans) as the Administrative

Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Global Tranche Applicable Percentage.
SECTION 2.23.Extension of Maturity Date.
(a) Requests for Extension.  The Company may, by notice to the Administrative Agent
(who shall promptly notify the Lenders) from time to time during the Extension Availability Period, request that each Lender extend such Lender’s Revolving Credit Maturity Date, Term A-1 Loan Maturity
Date or Term A-2 Loan Maturity Date, as the case may be (the “Applicable Maturity Date”) to the date that is one year after the Applicable Maturity Date then in effect with respect to such Class for such
Lender (each such extended date, the “Extended Maturity Date”) so long as such extension does not cause the tenor of any Lender’s Commitment to exceed five (5) years from the date upon which the conditions precedent to the effectiveness of such extension of the Applicable Maturity Date set forth in clause (f)
below have been satisfied (an “Extension Date”).
(b) Lender Elections to Extend.  Each Lender of the applicable Class, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given not later than the date that is
15 days after the date on which the Administrative Agent received the Company’s extension request (the
“Lender Notice Date”), or such other date as agreed to by the Company and the Administrative Agent, advise the Administrative Agent whether or not such Lender agrees to such extension (each Lender of the applicable Class that determines to so extend its Applicable Maturity Date, an “Extending Lender”).
Each Lender of the applicable Class that determines not to so extend its Applicable Maturity Date (a
“Non-Extending Lender”) shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than the Lender Notice Date), and any Lender of the applicable
Class that does not so advise the Administrative Agent on or before the Lender Notice Date shall be deemed to be a Non-Extending Lender.  The election of any Lender to agree to such extension shall not obligate any other Lender to so agree, and it is understood and agreed that no Lender shall have any obligation whatsoever to agree to any request made by the Company for extension of the Applicable
Maturity Date.
(c) Notification by Administrative Agent.  The Administrative Agent shall notify the
Company of each Lender’s determination under this Section no later than five Business Days after the applicable Lender Notice Date (or, if such date is not a Business Day, on the next preceding Business
Day), or such other date acceptable to the Company, the Administrative Agent and any such Lender.
(d) Additional Commitment Lenders.  The Company shall have the right, but shall not be obligated, on or before the Applicable Maturity Date for any Non-Extending Lender to replace such Non-
Extending Lender with, and add as “Revolving Lenders” (in the case of any extension of the Revolving
Credit Maturity Date), “Term A-1 Lenders” (in the case of any extension of the Term A-1 Loan Maturity
Date), “Term A-2 Lenders” (in the case of any extension of the Term A-2 Loan Maturity Date), “Term
Lenders” and/or “Lenders”, as applicable, under this Agreement in place thereof, one or more financial institutions that are not Ineligible Institutions (each, an “Additional Commitment Lender”) approved by the Administrative Agent in accordance with the procedures provided in Section 2.19(b), each of which
Additional Commitment Lenders shall have entered into an Assignment and Assumption (in accordance with and subject to the restrictions contained in Section 9.04, with the Company or replacement Lender obligated to pay any applicable processing or recordation fee) with such Non-Extending Lender, pursuant to which such Additional Commitment Lenders shall, effective on or before the Applicable Maturity Date for such Non-Extending Lender, assume a Global Tranche Revolving Commitment, Danish Tranche
Revolving Commitment, Term A-1 Loans and/or Term A-2 Loans, as the case may be (and, if any such

Additional Commitment Lender is already a Lender of the applicable Class, its Global Tranche Revolving
Commitment, its Danish Tranche Revolving Commitment, its Term A-1 Loans and/or its Term A-2
Loans, as applicable, so assumed shall be in addition to such Lender’s Global Tranche Revolving
Commitment, its Danish Tranche Revolving Commitment, its outstanding Term A-1 Loans and/or its outstanding Term A-2 Loans, as applicable, hereunder on such date). The Administrative Agent may effect such amendments to this Agreement as are reasonably necessary to provide for any such extensions with the consent of the Company but without the consent of any other Lenders.
(e) Minimum Extension Requirement.  If (and only if) the total of the applicable
Revolving Commitments of the applicable Class or the applicable outstanding Term Loans of the Lenders of the applicable Class that have agreed to extend their Applicable Maturity Date and the new or increased Revolving Commitments  of the applicable Class or the applicable newly assumed outstanding
Term Loans of the applicable Class of any Additional Commitment Lenders is more than 50% of the aggregate amount of the Revolving Commitments of the applicable Class or the applicable outstanding
Term Loans of the applicable Class, as applicable, in effect immediately prior to the applicable Extension
Date, then, effective as of the applicable Extension Date, the Applicable Maturity Date of each Extending
Lender and of each Additional Commitment Lender of the applicable Class shall be extended to the
Extended Maturity Date (except that, if such date is not a Business Day, such Applicable Maturity Date as so extended shall be the next preceding Business Day) and each Additional Commitment Lender of such
Class shall thereupon become a “Revolving Lender”, a “Global Tranche Revolving Lender”, a “Danish
Tranche Revolving Lender”, a “Term A-1 Lender” and/or a “Term A-2 Lender”, as the case may be, for all purposes of this Agreement and shall be bound by the provisions of this Agreement as a Revolving
Lender, Global Tranche Revolving Lender, Danish Tranche Revolving Lender, Term A-1 Lender, and/or
Term A-2 Lender, as the case may be, hereunder and shall have the obligations of a Revolving Lender,
Global Tranche Revolving Lender, Danish Tranche Revolving Lender, Term A-1 Lender and/or a Term
A-2 Lender, as the case may be, hereunder.
(f) Conditions to Effectiveness of Extension.  Notwithstanding the foregoing, (x) no more than two (2) extensions of any Applicable Maturity Date with respect to any Class shall be permitted hereunder, (y) no more than one (1) extension of the Applicable Maturity Date with respect to any Class may be effected in any period of twelve months and (z) any extension of any Applicable Maturity Date pursuant to this Section 2.23 shall not be effective with respect to any Extending Lender unless:
(i) no Default or Event of Default shall have occurred and be continuing on the applicable
Extension Date and immediately after giving effect thereto;
(ii) the representations and warranties of the Borrowers set forth in this Agreement shall be true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the applicable Extension Date and after giving effect thereto, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of such earlier date; and
(iii) the Administrative Agent shall have received a certificate from the Company signed by a Financial Officer of the Company (A) certifying the accuracy of the foregoing clauses (i) and
(ii) and (B) certifying and attaching the resolutions that permit the Borrowers to enter into such extension.

(g) Maturity Date for Non-Extending Lenders.  On the Applicable Maturity Date of each
Non-Extending Lender, (i) to the extent of the Revolving Commitments and Term Loans of each Non-
Extending Lender of the relevant Class not assigned to the Additional Commitment Lenders of such
Class, the Revolving Commitment of such Non-Extending Lender of such Class shall automatically terminate and (ii) the Borrowers shall repay such Non-Extending Lender of such Class in accordance with
Section 2.10 (and shall pay to such Non-Extending Lender all of the other Obligations due and owing to it under this Agreement), and the Administrative Agent shall administer any necessary reallocation of the applicable Credit Exposures (without regard to any minimum borrowing, pro rata borrowing and/or pro rata payment requirements contained elsewhere in this Agreement).
(h) Conflicting Provisions.  This Section shall supersede any provisions in Section 2.18,
Section 9.02 or otherwise to the contrary.
SECTION 2.24.ESG Amendment.
(a)One time prior to the eighteen-month anniversary of the Effective Date, the
Company, in consultation with the Sustainability Structuring Agent, may in its sole discretion seek to establish specified key performance indicators with respect to certain environmental, social and governance (“ESG”) goals of the Company and its Subsidiaries (such indicators or ratings, “KPI
Metrics”) and thresholds or targets with respect thereto (in either case, such thresholds or targets,
“SPTs”), which the Company shall confirm are aligned to the SLL Principles (as defined below). The
Administrative Agent and the Company (each acting reasonably and in consultation with the
Sustainability Structuring Agent) may propose an amendment to this Agreement (such amendment, an
“ESG Amendment”) solely for the purpose of incorporating the KPI Metrics, the SPTs and other related provisions (the “ESG Pricing Provisions”).  Any such ESG Amendment shall become effective upon (i)
receipt by the Lenders of a lender presentation in regard to the KPI Metrics and SPTs from the Company no later than five (5) Business Days before the proposed effective date of such proposed ESG
Amendment, (ii) the posting of such proposed ESG Amendment to all Lenders and the Company, (iii) the
identification, and engagement at the Company’s cost and expense, of a sustainability assurance provider, which shall be a qualified external reviewer of nationally recognized standing, independent of the
Company and its Affiliates and (iv) the receipt by the Administrative Agent of executed signature pages and consents to such ESG Amendment from the Company, the Administrative Agent and the Required
Lenders.  Upon the effectiveness of any such ESG Amendment, based on the Company’s performance against the KPI Metrics and SPTs, certain adjustments (increase, decrease or no adjustment) (such adjustments, the “ESG Applicable Rate Adjustments”) to the otherwise applicable Applicable Rate (and/
or the Commitment Fee Rate) may be made; provided that (i) the amount of any such adjustments made pursuant to an ESG Amendment shall not result in a decrease or an increase of more than (a) 0.02% in the
Commitment Fee Rate and/or (b) 0.05% in the Applicable Rate, which pricing adjustments shall be applied in accordance with the terms as further described in the ESG Pricing Provisions (the provisions of this proviso, the “Sustainability Adjustment Limitations”) and (ii) (x) in no event shall any of the
Applicable Rates or the Commitment Fee Rate be less than 0% at any time and (y) for the avoidance of doubt, the ESG Applicable Rate Adjustments shall not be cumulative year-over-year, and shall only apply until the date on which the next adjustment is due to take place.  The KPI Metrics, the Company’s performance against the KPI Metrics, and any related ESG Applicable Rate Pricing Adjustments resulting therefrom, will be determined based on certain Company certificates, reports and other documents, in each case, setting forth the KPI Metrics in a manner that is aligned with the Sustainability Linked Loan
Principles (as last published in February 2023 by the Loan Market Association, Asia Pacific Loan Market
Association and Loan Syndications & Trading Association, and as further amended, revised or updated from time to time, the “SLL Principles”), including with respect to the selection, setting, calculation,

certification and measurement thereof.  Following the effectiveness of the ESG Amendment, any amendment or other modification to the ESG Pricing Provisions shall be subject only to the consent of the
Company, the Administrative Agent and the Required Lenders so long as such modification does not have the effect of (1) increasing the Sustainability Adjustment Limitations set forth in the ESG Amendment or
(2) reducing the Applicable Rate or the Commitment Fee Rate to less than zero.
(b)Each party to this Agreement hereby agrees that the credit facility described in this Agreement is not and shall not be a sustainability-linked loan unless and until the effectiveness of any
ESG Amendment.
(c)Other than (i) increasing the Sustainability Adjustment Limitations or (ii)
reducing the Applicable Rate to less than zero (which, for the avoidance of doubt, shall be subject to the written consent of “each Lender affected thereby” and/or the Issuing Banks, as applicable, in accordance with Section 9.02), this Section 2.24 shall supersede any other clause or provision in Section 9.02 to the contrary, including any provision of Section 9.02 requiring the consent of “each Lender affected thereby”
and/or the Issuing Banks, as applicable, for reductions in interest rates or fees payable hereunder.
SECTION 2.25.Designation of Foreign Subsidiary Borrowers.  The Company may at
any time and from time to time designate any Eligible Foreign Subsidiary as a Foreign Subsidiary
Borrower by delivery to the Administrative Agent of a Borrowing Subsidiary Agreement executed by such Subsidiary and the Company and the satisfaction of the other conditions precedent set forth in
Section 4.04, and upon such delivery and satisfaction such Subsidiary shall for all purposes of this
Agreement be a Foreign Subsidiary Borrower and a party to this Agreement.  Each Foreign Subsidiary
Borrower shall remain a Foreign Subsidiary Borrower until the Company shall have executed and delivered to the Administrative Agent a Borrowing Subsidiary Termination with respect to such
Subsidiary, whereupon such Subsidiary shall cease to be a Foreign Subsidiary Borrower and a party to this Agreement.  Notwithstanding the preceding sentence, no Borrowing Subsidiary Termination will become effective as to any Foreign Subsidiary Borrower at a time when any principal of or interest on any
Loan to such Borrower shall be outstanding hereunder, provided that such Borrowing Subsidiary
Termination shall be effective to terminate the right of such Foreign Subsidiary Borrower to make further
Borrowings under this Agreement.  As soon as practicable upon receipt of a Borrowing Subsidiary
Agreement, the Administrative Agent shall furnish a copy thereof to each Lender.
ARTICLE III
Representations and Warranties
Each Borrower represents and warrants to the Lenders that:
SECTION 3.01.Organization; Powers; Subsidiaries.  Each of the Company and its
Restricted Subsidiaries is duly organized or formed, validly existing and in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a
Material Adverse Effect, is qualified to do business in, and is in good standing (to the extent such concept is applicable in the relevant jurisdiction) in, every jurisdiction where such qualification is required.
Schedule 3.01 hereto identifies each Subsidiary of the Company as of the Effective Date, noting whether such Subsidiary is a Material Domestic Subsidiary, the jurisdiction of its incorporation or organization, as the case may be, the percentage of issued and outstanding shares of each class of its capital stock or other equity interests owned by the Company and the other Subsidiaries and, if such percentage is not 100%
(excluding directors’ qualifying shares as required by law), a description of each class issued and outstanding.  Schedule 5.11 hereto identifies each Unrestricted Subsidiary as of the Effective Date. All of
the outstanding shares of capital stock and other equity interests of each Subsidiary Guarantor and each
Pledge Subsidiary are validly issued and outstanding and, to the extent applicable, fully paid and nonassessable and, as of the Effective Date, all such shares and other equity interests indicated on
Schedule 3.01 as owned by the Company or another Subsidiary are owned, beneficially and of record, by the Company or any Subsidiary free and clear of all Liens (it being understood and agreed that the representation and warranty contained in this sentence shall cease to apply to any such shares or other equity interests to the extent such shares or other equity interests have been sold, transferred or otherwise disposed of by the Company or such Subsidiary to a non-affiliated third party in accordance with the terms of this Agreement following the Effective Date), other than Liens created under the Loan
Documents and other Liens permitted under Section 6.02.
SECTION 3.02.Authorization; Enforceability.  The Transactions are within each Loan
Party’s organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders.  The Loan Documents to which each Loan Party is a party have been duly executed and delivered by such Loan Party and constitute a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally, (ii) general principles of equity, regardless of whether considered in a proceeding in equity or at law and (iii)
requirements of reasonableness, good faith and fair dealing.
SECTION 3.03.Governmental Approvals; No Conflicts.  The Transactions (a) do not
require any consent or approval of, registration or filing with, or any other action by, any Governmental
Authority, except such as have been, or will be by the time required, obtained or made and are, or will be by the time required, in full force and effect and except for any filings necessary to perfect Liens created pursuant to the Loan Documents, (b) will not violate in any material respect any applicable law or regulation or the charter, by-laws or other organizational documents of the Company or any of its
Restricted Subsidiaries or any applicable material law or regulation or any material order of any
Governmental Authority binding upon the Company or any of the Subsidiaries or its assets, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the
Company or any of its Restricted Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Company or any of its Subsidiaries, except, in the case of clause (c), for any such violations, defaults or rights that could not reasonably be expected to result in a Material Adverse
Effect, and (d) will not result in the creation or imposition of, or the requirement to create, any Lien on any asset of the Company or any of its Restricted Subsidiaries, other than Liens created under the Loan
Documents.
SECTION 3.04.Financial Condition; No Material Adverse Change.  (a) The Company
has heretofore furnished to the Lenders the Effective Date Financial Statements and the Julius Quality of
Earnings Report. The Effective Date Financial Statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its consolidated
Subsidiaries as of the dates thereof and for the periods covered thereby in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of unaudited financial statements.

(b)Since December 31, 2023, there has been no change in the business, assets, operations or financial condition of the Company and its Subsidiaries, taken as a whole, which has had, or could reasonably be expected to have, a Material Adverse Effect.
SECTION 3.05.Properties.  (a) Except for Liens permitted pursuant to Section 6.02, each of the Company and its Restricted Subsidiaries has good title to, or (to the knowledge of the
Company or any Restricted Subsidiary) valid leasehold interests in, all its real and personal property
(other than intellectual property, which is subject to Section 3.05(b)) material to its business, except as could not reasonably be expected to result in a Material Adverse Effect.
(b)Each of the Company and its Restricted Subsidiaries owns, or is licensed to use
(subject to the knowledge-qualified infringement representation in this Section 3.05(b)), all trademarks, trade names, copyrights, patents and other intellectual property material to its business, and the use thereof by the Company and its Restricted Subsidiaries, to any Loan Party’s knowledge, does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
SECTION 3.06.Litigation, Environmental and Labor Matters.  (a) There are no actions, suits, proceedings or investigations by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Company, threatened against or affecting the Company or any of its
Restricted Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a
Material Adverse Effect or (ii) that involve this Agreement or the Transactions.
(b)Except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Company nor any of its Restricted Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability or (iii) has received written notice of any claim with respect to any Environmental Liability.
(c)There are no strikes, lockouts or slowdowns against the Company or any of its
Subsidiaries pending or, to their knowledge, threatened except for such strikes, lockouts or slowdowns that could not reasonably be expected to result in a Material Adverse Effect.  The hours worked by and payments made to employees of the Company and its Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law relating to such matters except for such violations that could not reasonably be expected to result in a Material Adverse
Effect.  All material payments due from the Company or any of its Restricted Subsidiaries, or for which any claim may be made against the Company or any of its Restricted Subsidiaries, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as liabilities on the books of the Company or such Restricted Subsidiary.  The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement under which the Company or any of its Restricted Subsidiaries is bound.
SECTION 3.07.Compliance with Laws .  Each of the Company and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.08.Investment Company Status.  Neither the Company nor any of its
Restricted Subsidiaries is an “investment company” as defined in, or subject to regulation under, the
Investment Company Act of 1940.
SECTION 3.09.Taxes.  Each of the Company and its Restricted Subsidiaries has timely filed or caused to be filed all federal income Tax returns and all other material Tax returns and reports required to have been filed by it and has paid, caused to be paid or made a provision for the payment of all federal income Taxes and all other material Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Company or such
Restricted Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with
GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material
Adverse Effect.
SECTION 3.10.ERISA.  No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect.
SECTION 3.11.Disclosure. All written information (including the Information
Memorandum), other than any projections, estimates, forecasts and other forward-looking information and information of a general economic or industry-specific nature, furnished by or on behalf of the
Company or any Restricted Subsidiary to the Administrative Agent or any Lender pursuant to or in connection with this Agreement or any other Loan Document, when taken as a whole and after giving effect to all supplements and updates thereto, does not (when furnished) contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading (when taken as a whole) in light of the circumstances under which such statements are made; provided that, with respect to projections, estimates, forecasts and other forward-
looking information, the Company represents only that such information was prepared in good faith based upon assumptions believed by the Company to be reasonable at the time prepared (it being understood by the Administrative Agent and the Lenders that any such information (i) is based on future events, are not to be viewed as facts, and are subject to significant uncertainties and contingencies, many of which are beyond the Company’s control, that no assurance can be given that any particular projections, estimates or forecasts will be realized and that actual results during the period or periods covered by any such projections, estimates or forecasts may differ significantly from the projected results and such differences may be material and (ii) are not a guarantee of performance). As of the Effective Date, to the best knowledge of the Company, the information included in the Beneficial Ownership Certification provided on or prior to the Effective Date to any Lender in connection with this Agreement is true and correct in all material respects.
SECTION 3.12.Liens.  As of the Effective Date, there are no Liens on any of the real or personal properties of the Company or any Restricted Subsidiary except for Liens permitted by
Section 6.02.
SECTION 3.13.No Default.  No Default or Event of Default has occurred and is continuing.
SECTION 3.14.No Burdensome Restrictions.  As of the Effective Date, the Company
is not subject to any Burdensome Restrictions except Burdensome Restrictions permitted under
Section 6.09.

SECTION 3.15.Solvency.  The Loan Parties taken as a whole are Solvent as of the
Effective Date.
SECTION 3.16.Insurance.  The Company maintains, and has caused each Restricted
Subsidiary to maintain, with financially sound and reputable insurance companies, insurance on all their real and personal property in such amounts, subject to such deductibles and self-insurance retentions and covering such properties and risks as are adequate and customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.
SECTION 3.17.Security Interest in Collateral.  The provisions of this Agreement and the other Loan Documents create legal and valid perfected Liens on all the Collateral in favor of the
Administrative Agent, for the benefit of the Secured Parties, and such Liens constitute perfected and continuing Liens on the Collateral, securing the Secured Obligations, enforceable against the applicable
Loan Party, and having priority over all other Liens on the Collateral except in the case of (a) Permitted
Encumbrances, to the extent any such Permitted Encumbrances would have priority over the Liens in favor of the Administrative Agent pursuant to any applicable law, (b) Liens perfected only by possession
(including possession of any certificate of title) to the extent the Administrative Agent has not obtained or does not maintain possession of such Collateral and (c) Liens perfected only by control to the extent the
Administrative Agent has not obtained control of such Collateral.
SECTION 3.18.Anti-Corruption Laws and Sanctions.  The Company has implemented and maintains in effect policies and procedures designed to promote and achieve compliance by the
Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-
Corruption Laws and applicable Sanctions, and the Company, its Subsidiaries and their respective officers and directors and to the knowledge of the Company its employees and agents, are in compliance with
Anti-Corruption Laws and applicable Sanctions in all material respects.  None of (a) the Company, any
Subsidiary or to the knowledge of the Company or such Subsidiary, any of their respective directors or officers or employees, or (b) to the knowledge of the Company, any agent of the Company or any
Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person.  No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions.
SECTION 3.19.Affected Financial Institutions.  No Loan Party is an Affected
Financial Institution.
SECTION 3.20.Plan Assets; Prohibited Transactions.  None of the Company or any of
its Restricted Subsidiaries is an entity deemed to hold “plan assets” (within the meaning of the Plan Asset
Regulations), and neither the execution, delivery nor performance of the transactions contemplated under this Agreement, including the making of any Loan and the issuance of any Letter of Credit hereunder, will give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the
Code.
SECTION 3.21.Margin Regulations.  No Borrower is engaged and no Borrower will engage, principally or as one of its important activities, in the business of purchasing or carrying Margin
Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Borrowing or Letter of Credit extension hereunder will be used to buy or carry any
Margin Stock.  Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of the Company only or of the Company and its Subsidiaries on a consolidated basis) will be Margin Stock.

SECTION 3.22.Danish Borrowers.  On and after the Danish Borrower Accession Date
(if applicable), each Danish Borrower is incorporated in Denmark and is resident for tax purposes only in
Denmark.
SECTION 3.23.DAC6.  No transaction contemplated by the Loan Documents nor any transaction to be carried out in connection with any transaction contemplated by the Loan Documents meets any hallmark set out in Annex IV of the Council Directive of 25 May 2018 (2018/822/EU)
amending Directive 2011/16/EU (“DAC6”) or is required to be disclosed pursuant to regulation 3
(Obligation on intermediary to disclose) or regulation 7 (Reportable taxpayer required to disclose in certain circumstances) of The International Tax Enforcement (Disclosable Arrangements) Regulations
2023.
ARTICLE IV
Conditions
SECTION 4.01.Effective Date.  The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):
(a)The Administrative Agent (or its counsel) shall have received (i) from each party hereto a counterpart of this Agreement signed on behalf of such party (which, subject to Section 9.06, may include any Electronic Signatures transmitted by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page) and (ii) duly executed copies of the other Loan Documents and such other legal opinions, certificates, documents, instruments and agreements as the Administrative Agent shall reasonably request in connection with the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel and as further described in the list of closing documents attached as Exhibit D.
(b)The Administrative Agent shall have received a favorable written opinion
(addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Ashurst LLP, counsel for the Loan Parties, and covering such other matters relating to the Loan Parties, the Loan
Documents or the Transactions as the Administrative Agent shall reasonably request.  The Company hereby requests such counsel to deliver such opinion.
(c)The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the initial Loan Parties, the authorization of the Transactions and any other legal matters relating to such Loan Parties, the Loan Documents or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel and as further described in the list of closing documents attached as Exhibit D.
(d)The Administrative Agent shall have received a certificate, dated the Effective
Date and signed by the President, a Vice President or a Financial Officer of the Company, certifying (i)
that the representations and warranties contained in Article III are true and correct as of such date and (ii)
that no Default or Event of Default has occurred and is continuing as of such date.
(e)The Administrative Agent shall have received evidence satisfactory to it that the credit facility evidenced by the Existing Credit Agreement shall have been terminated and cancelled and all indebtedness thereunder shall have been fully repaid (except to the extent being so repaid with the initial Loans) and any and all liens thereunder shall have been terminated.
(f)(i) The Administrative Agent shall have received, at least five (5) days prior to the Effective Date, all documentation and other information regarding the Borrowers requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, to the extent requested in writing of the Company at least ten (10) days prior to the Effective Date and (ii) to the extent the Company qualifies as a “legal entity customer” under the
Beneficial Ownership Regulation, at least five (5) days prior to the Effective Date, any Lender that has requested, in a written notice to the Company at least ten (10) days prior to the Effective Date, a
Beneficial Ownership Certification in relation to the Company shall have received such Beneficial
Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (f) shall be deemed to be satisfied).
(g)The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder.
The Administrative Agent shall notify the Company and the Lenders of the Effective Date, and such notice shall be conclusive and binding.
SECTION 4.02.Each Credit Event.  Other than with respect to any funding of the
Julius Closing Date Loans (which shall only be subject to the satisfaction of the conditions set forth in
Section 4.03 (subject to the last paragraph thereof)), the obligation of each Lender to make a Loan
(including for the avoidance of doubt an Alternatively Funded Term A-1 Loan) on the occasion of any
Borrowing, and of the Issuing Bank to issue, amend or extend any Letter of Credit, is subject to the satisfaction of the following conditions:
(a)The representations and warranties of the Borrowers set forth in this Agreement shall be true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the date of such Borrowing or the date of issuance, amendment or extension of such Letter of Credit, as applicable, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of such earlier date.
(b)At the time of and immediately after giving effect to such Borrowing or the issuance, amendment or extension of such Letter of Credit, as applicable, no Default or Event of Default shall have occurred and be continuing.
Each Borrowing (other than any Borrowing with respect to the Julius Closing Date Loans (which shall only be subject to the satisfaction of the conditions set forth in Section 4.03 (subject to the last paragraph thereof))) and each issuance, amendment or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrowers on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.
SECTION 4.03.Julius Closing Date Loans.  The obligations of the Term A-1 Lenders to make the Term A-1 Loans (excluding Alternatively Funded Term A-1 Loans), the Term A-2 Lenders
to make the Term A-2 Loans and the Global Tranche Revolving Lenders to make the Julius Closing Date

Revolving Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):
(a)Julius Acquisition. The Julius Acquisition shall have been consummated or, substantially concurrently with the initial funding of the Term A-1 Loans, the Term A-2 Loans and the
Julius Closing Date Revolving Loans hereunder, shall be consummated, in all material respects in accordance with the terms of the Julius Purchase Agreement, without giving effect to any amendments, consents or waivers thereto by the Company or any of its Affiliates that are materially adverse to the
Term A-1 Lenders, the Term A-2 Lenders or the Revolving Lenders in their capacities as such, it being understood and agreed that a Permitted Amendment is not materially adverse to the Term A-1 Lenders, the Term A-2 Lenders or the Revolving Lenders.
(b)Specified Representations. The Specified Representations shall be true and correct in all material respects (provided that any representation or warranty that is qualified by materiality, Material Adverse Effect or similar language shall be true and correct in all respects) on and as of the Julius Closing Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such date).
(c)Julius Closing Date Refinancing. The Administrative Agent shall have received a payoff letter evidencing that the Credit Facilities (as defined in the Julius Purchase Agreement) will be irrevocably and unconditionally discharged, and any guarantees and security granted by Julius and its subsidiaries in respect thereof will be irrevocably and unconditionally released, in each case on the Julius
Closing Date.
(d)Solvency. After giving effect to the Julius Closing Date Transactions, the
Company and its Subsidiaries, taken as a whole, shall be Solvent and will be Solvent subsequent to incurring the indebtedness in connection with the Julius Closing Date Transactions.
(e)Closing Certificate.  The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Company certifying that the conditions specified in Sections
4.03(a), (b), (d) and (h) have been satisfied.
(f)Perfection and Priority of Liens. Subject to the Limited Conditionality Provision,
the Administrative Agent shall be reasonably satisfied that all actions necessary to establish that the
Administrative Agent will have a perfected first priority security interest (subject to Liens permitted hereunder) in the Collateral shall have been taken.
(g)Fees and Expenses. All fees and reasonable and documented out-of-pocket invoiced expenses due and payable to the Administrative Agent, the Lenders and their respective
Affiliates that are required to be paid on or prior to the Julius Closing Date shall have been paid or shall have been authorized to be deducted from the proceeds of the initial Term A-1 Loans, Term A-2 Loans and/or Julius Closing Date Revolving Loans.
(h)Availability. The Term A-1 Loan Commitment Expiration Date and/or Term A-2
Loan Commitment Expiration Date, as applicable, shall have not occurred.
The Administrative Agent and the Lenders shall be entitled to rely on the certificate referenced in clause (e) of this Section 4.02 in making a determination of the satisfaction of the conditions precedent set forth in clauses (a), (b), (d) and (h) of this Section.  The Administrative Agent shall notify the Company and the Lenders of the Julius Closing Date, and such notice shall be conclusive and binding.

Notwithstanding the foregoing, if the Company has delivered to the Administrative Agent an Expected Julius Closing Date Notice, the obligations of the Term A-1 Lenders to make the Term A-1
Loans (excluding Alternatively Funded Term A-1 Loans), the Term A-2 Lenders to make the Term A-2
Loans and the Global Tranche Revolving Lenders to make the Julius Closing Date Revolving Loans hereunder on the Julius Funding Date shall become effective on the date (so long as such date is not prior to the Expected Acquisition Closing Date) on which the Julius Pre-Funding Conditions are satisfied (or waived in accordance with Section 9.02) and the remaining conditions set forth in this Section 4.03 shall be required to be satisfied on the Expected Acquisition Closing Date.
SECTION 4.04.Designation of a Foreign Subsidiary Borrower.  The designation of a
Foreign Subsidiary Borrower pursuant to Section 2.25 is subject to the condition precedent that the
Company or such proposed Foreign Subsidiary Borrower shall have furnished or caused to be furnished to the Administrative Agent:
(a)Copies, certified by a director, officer or other authorized signatory of such
Subsidiary, of resolutions of its Board of Directors or other governing body, as applicable (and resolutions of other bodies, if any are deemed necessary by counsel for the Administrative Agent)
approving the Borrowing Subsidiary Agreement and any other Loan Documents to which such Subsidiary is becoming a party and authorizing the Company to act as its agent for purposes of this Agreement and any other Loan Documents to which such Subsidiary is becoming a party and such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and (if applicable) good standing of such Subsidiary (including, in the case of any Danish
Borrower, its articles of association and an up-to-date transcript from the Danish Business Authority evidencing that such Danish Borrower is registered as “normal” and with no adverse registrations against
it);
(b)An incumbency certificate, executed by a director, officer or other authorized signatory of such Subsidiary, which shall, in each case, identify by name and title and bear the signature of the officers of such Subsidiary authorized to request Borrowings hereunder and sign the Borrowing
Subsidiary Agreement and the other Loan Documents to which such Subsidiary is becoming a party, upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Company or such Subsidiary;
(c)Opinions of counsel to such Subsidiary, in form and substance reasonably satisfactory to the Administrative Agent and its counsel, with respect to the laws of its jurisdiction of organization and such other matters as are reasonably requested by counsel to the Administrative Agent and addressed to the Administrative Agent and the Lenders;
(d)At least five (5) days prior to the effectiveness of the Borrowing Subsidiary
Agreement (such date, the “Foreign Subsidiary Borrower Joinder Date”), any documentation and other information related to such Subsidiary reasonably requested by the Administrative Agent or any Lender under applicable “know your customer” or similar rules and regulations, including the Patriot Act and the
Beneficial Ownership Regulation, to the extent requested in writing of the Company at least ten (10) days prior to the Foreign Subsidiary Borrower Joinder Date; and
(e)Any promissory notes requested by any Lender, and any other instruments and documents reasonably requested by the Administrative Agent.

ARTICLE V
Affirmative Covenants
Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full (other than Obligations expressly stated to survive such payment and termination) and all Letters of Credit shall have expired or terminated, in each case, without any pending draw, and all LC Disbursements shall have been reimbursed, the
Company covenants and agrees with the Lenders that:
SECTION 5.01.Financial Statements and Other Information.  The Company will furnish to the Administrative Agent for distribution to each Lender:
(a)within ninety (90) days after the end of each fiscal year of the Company (or, if earlier, by the date that the Annual Report on Form 10-K of the Company for such fiscal year would be required to be filed under the rules and regulations of the SEC, giving effect to any automatic extension available thereunder for the filing of such form) commencing with the fiscal year of the Company ended
December 31, 2024, its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification, commentary or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;
(b)within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Company (or, if earlier, by the date that the Quarterly Report on Form 10-Q of the
Company for such fiscal quarter would be required to be filed under the rules and regulations of the SEC, giving effect to any automatic extension available thereunder for the filing of such form) commencing with the fiscal quarter of the Company ended September 30, 2024, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of)
the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;
(c)concurrently with any delivery of financial statements under clause (a) or (b)
above, a certificate of a Financial Officer of the Company (i) certifying as to whether, to the knowledge of such Financial Officer, a Default has occurred and is continuing and, if a Default has occurred that is continuing, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.13,
(iii) stating whether any material change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate and (iv)
including unaudited consolidating information relating to the Company and its Subsidiaries and identifying the financial information attributable to the Unrestricted Subsidiaries, which consolidating information shall be certified by such Financial Officer of the Company as having been fairly presented in all material respects;
(d)as soon as available, but in any event not later than sixty (60) days following the end of each fiscal year of the Company, a copy of the plan and forecast (including a projected consolidated balance sheet, income statement and funds flow statement) of the Company for each quarter of the upcoming fiscal year in form reasonably satisfactory to the Administrative Agent;
(e)concurrently with any delivery of financial statements under clause (a) or
(b) above, a schedule of all periodic and other reports, proxy statements and other materials filed by the
Company or any Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of the SEC, or with any national securities exchange, or distributed by the Company to its shareholders generally, as the case may be;
(f)promptly after receipt thereof by the Company or any Subsidiary, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S.
jurisdiction) concerning any investigation or possible investigation or other inquiry by the SEC or such other agency regarding financial or other operational results of the Company or any Subsidiary thereof;
(g)concurrently with any delivery of financial statements under clause (a) or
(b) above, a schedule of all detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of the Company by independent accountants in connection with the accounts or books of the Company or any Subsidiary, or any audit of any of them as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request;
(h)promptly following any request therefor, (x) such other information regarding the operations, business affairs and financial condition of the Company or any Restricted Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender (through the
Administrative Agent) may reasonably request and (y) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the
Beneficial Ownership Regulation; and
(i)promptly following the end of each fiscal quarter, a report of all Asbestos Claims commenced or disposed of during such fiscal quarter.
Documents required to be delivered pursuant to Section 5.01(a), (b) or (e) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which such materials are publicly available as posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR); or (ii) on which such documents are posted on the Company’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether made available by the Administrative Agent); provided that: (A) upon written request by the
Administrative Agent (or any Lender through the Administrative Agent) to the Company, the Company
shall deliver paper copies of such documents to the Administrative Agent or such Lender until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) the
Company shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents.  The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Company with any such request by a Lender for delivery, and each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such document to it and maintaining its copies of such documents.
SECTION 5.02.Notices of Material Events.  The Company will furnish to the
Administrative Agent (for distribution to each Lender) written notice of the following promptly after a
Responsible Officer has actual knowledge thereof:
(a)the occurrence of any Default;
(b)notice of any action arising under any Environmental Law or of any noncompliance by the Company or any Subsidiary with any Environmental Law or any permit, approval, license or other authorization required thereunder that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;
(c)to the extent not reported by the Company in materials filed with the SEC, any material change in accounting or financial reporting practices by the Company or any Restricted
Subsidiary;
(d)[reserved];
(e)any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect; and
(f)any change in the information provided in the Beneficial Ownership Certification delivered to such Lender that would result in a change to the list of beneficial owners identified in such certification.
Each notice delivered under this Section (i) shall be in writing, (ii) shall contain a heading or a reference line that reads “Notice under Section 5.02 of the Standard Motor Products, Inc. Credit Agreement dated
September 16, 2024” and (iii) shall be accompanied by a statement of a Financial Officer or other executive officer of the Company setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.
SECTION 5.03.Existence; Conduct of Business.  The Company will, and will cause each of its Material Subsidiaries to, do or cause to be done (i) all things necessary to preserve, renew and keep in full force and effect its legal existence and (ii) take, or cause to be taken, all actions to maintain the rights, licenses, permits, privileges and franchises material to the conduct of its business, except, in the case of this clause (ii), to the extent failure to do so could not reasonably be expected to result in a
Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, disposition, liquidation or dissolution or other transaction permitted under Section 6.03.
SECTION 5.04.Payment of Taxes.  The Company will, and will cause each of its
Restricted Subsidiaries to, pay its Tax liabilities, that, if not paid, could result in a Material Adverse
Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Company or such Restricted
Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and

(c) the failure to make payment pending such contest could not reasonably be expected to result in a
Material Adverse Effect.
SECTION 5.05.Maintenance of Properties; Insurance.  The Company will, and will cause each of its Restricted Subsidiaries to, (a) keep and maintain all tangible property material to the conduct of its business in good working order and condition, ordinary wear and tear and casualty excepted and except (i) as otherwise permitted by Section 6.03 or (ii) where the failure to do so could not reasonably be expected to result in a Material Adverse Effect, and (b) maintain in all material respects, with financially sound and reputable insurance companies, (i) insurance in such amounts  and against such risks and such other hazards, as is customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (ii) all insurance required pursuant to the Collateral Documents.  The Company will furnish to the Lenders, upon request of the Administrative Agent, information in reasonable detail as to the insurance so maintained.  The
Company shall deliver to the Administrative Agent endorsements (x) to all “All Risk” physical damage insurance policies on all of the tangible personal property and assets of the Company and the Subsidiary
Guarantors naming the Administrative Agent as lender loss payee, and (y) to all general liability and other liability policies of the Company and the Subsidiary Guarantors naming the Administrative Agent an additional insured.  In the event the Company or any of its Restricted Subsidiaries at any time or times hereafter shall fail to obtain or maintain any of the policies or insurance required herein or to pay any premium in whole or in part then due and payable relating thereto, then the Administrative Agent, without waiving or releasing any obligations or resulting Default hereunder, may at any time or times thereafter
(but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which the Administrative Agent reasonably deems advisable, it being agreed that the Administrative Agent shall reasonably promptly notify the
Company of any such action.  All sums so disbursed by the Administrative Agent shall constitute part of the Obligations, payable as provided in this Agreement.
SECTION 5.06.Books and Records; Inspection Rights.  The Company will, and will cause each of its Subsidiaries to, keep proper books of record and accounts in which entries that are full, true and correct in all material respects and that are in conformity with GAAP and which reflect all material financial dealings and material transactions in each case with such materiality relating to the business and activities of the Company and its Subsidiaries (taken as a whole) (it being understood and agreed that certain Foreign Subsidiaries may maintain individual books and records in conformity with general accepted accounting principles in their respective countries of organization and that such maintenance shall not constitute a breach of the representations, warranties or covenants hereunder).  The
Company will, and will cause each Restricted Subsidiary to, permit any representatives designated by the
Administrative Agent, at reasonable times upon reasonable prior written notice, to visit and inspect its properties, to examine and make extracts from its books and records and to discuss its affairs, finances and condition with its Financial Officers and, provided that the Company or such Restricted Subsidiary is afforded the opportunity to participate in such discussion, its independent accountants, all at such reasonable times and as often as reasonably requested; provided that, so long as no Event of Default has occurred and is continuing, such inspections shall not occur more than once in any calendar year and the
Company shall not be required to reimburse the Administrative Agent or any of its representatives for fees, costs and expenses in connection with the Administrative Agent’s exercise of such rights set forth in this sentence more than one time in any calendar year.  Notwithstanding anything to the contrary in this
Section 5.06, neither the Company nor any Restricted Subsidiary will be required to disclose, permit the inspection, examination or making of extracts, or discussion of, any documents, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent (or any designated representative) is then prohibited by law or any agreement binding on any Loan Party or any Restricted Subsidiary or (iii) is
subject to attorney-client or similar privilege or constitutes attorney work-product.
SECTION 5.07.Compliance with Laws.  The Company will, and will cause each of its
Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property (including without limitation Environmental Laws), in each case except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a
Material Adverse Effect.  The Company will maintain in effect and enforce policies and procedures designed to promote and achieve compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.
SECTION 5.08.Use of Proceeds.  The proceeds of the Revolving Loans will be used only to finance, and Letters of Credit will be issued only to support, the working capital needs, and for general corporate purposes, of the Company and its Subsidiaries, including to refinance indebtedness of the Company and its Subsidiaries existing on the Effective Date; provided that the proceeds of the Julius
Closing Date Revolving Loans may also be used to (and the proceeds of the Term A-1 Loans (other than the Alternatively Funded Term A-1 Loans) and the Term A-2 Loans shall only be used to) refinance
Indebtedness of the Company existing on the Effective Date (including Revolving Loans advanced on the
Effective Date), finance the Julius Acquisition, for the Julius Closing Date Target Refinancing and to pay
Julius Closing Date Transaction Costs.  No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the regulations of the Federal
Reserve Board, including Regulations T, U and X.  No Borrower will request any Borrowing or Letter of
Credit, and no Borrower shall use, and the Company shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any
Sanctioned Person, or in any Sanctioned Country, except to the extent permitted for a Person required to comply with Sanctions, or (iii) in any manner that would result in the violation of  any Sanctions applicable to any party hereto.
SECTION 5.09.Subsidiary Guarantors; Pledges; Additional Collateral; Further
Assurances.
(a)As promptly as possible but in any event within forty five (45) days (or such later date as may be agreed upon by the Administrative Agent) after any Person becomes a Domestic
Subsidiary or any Domestic Subsidiary qualifies independently as, or is designated by the Company or the
Administrative Agent as, a Material Domestic Subsidiary pursuant to the definition of “Material Domestic
Subsidiary”, the Company shall provide the Administrative Agent with written notice thereof and shall cause each such Subsidiary which also qualifies as a Material Domestic Subsidiary to deliver to the
Administrative Agent a joinder to the Subsidiary Guaranty and a joinder to the Security Agreement (in each case in the form contemplated thereby) pursuant to which such Subsidiary agrees to be bound by the terms and provisions thereof, such Subsidiary Guaranty and the Security Agreement to be accompanied by appropriate corporate resolutions, other corporate documentation and legal opinions in form and substance reasonably satisfactory to the Administrative Agent and its counsel (but, with respect to any such legal opinion, limited to the types of matters covered in the legal opinions delivered pursuant to
Section 4.01). Notwithstanding anything to the contrary in any Loan Document, no Excluded Subsidiary shall be required to be a Subsidiary Guarantor.

(b)Subject to the terms, limitations and exceptions set forth in the applicable
Collateral Documents, the Company will cause, and will cause each other Loan Party to cause, all of its owned property (whether personal, tangible, intangible, or mixed, but excluding the Excluded Assets) to be subject at all times to first priority, perfected Liens in favor of the Administrative Agent for the benefit of the Secured Parties to secure the Secured Obligations in accordance with the terms and conditions of the Collateral Documents, subject in any case to Liens permitted by Section 6.02.  Without limiting the generality of the foregoing, the Company will cause (A) 100% of the issued and outstanding Equity
Interests of each Pledge Subsidiary that is a Domestic Subsidiary and (B) 65% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2))
and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas.
Reg. Section 1.956-2(c)(2)) in each Pledge Subsidiary that is a Foreign Subsidiary, in each case directly owned by the Company or any other Loan Party to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent to secure the Secured Obligations in accordance with the terms and conditions of the Collateral Documents or such other pledge and security documents as the
Administrative Agent shall reasonably request.  Notwithstanding the foregoing, no such pledge agreement in respect of the Equity Interests of a Pledge Subsidiary that is a Foreign Subsidiary shall be required hereunder (A) until the date that is sixty (60) days after the Effective Date or such later date as the
Administrative Agent may agree in the exercise of its reasonable discretion with respect thereto or (B) to the extent the Administrative Agent or its counsel determines that such pledge would not provide material credit support for the benefit of the Secured Parties pursuant to legally valid, binding and enforceable pledge agreements.
(c)Without limiting the foregoing, the Company will, and will cause each Restricted
Subsidiary to, execute and deliver, or cause to be executed and delivered, to the Administrative Agent such documents, agreements and instruments, and will take or cause to be taken such further actions
(including the filing and recording of financing statements and other documents and such other actions or deliveries of the type required by Section 4.01, as applicable), which may be required by law or which the
Administrative Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Collateral Documents, all at the reasonable expense of the Company.
Notwithstanding the foregoing or anything contained in this Agreement to the contrary, in respect of the
Company and its Subsidiaries, (i) no actions in any non-U.S. jurisdiction or required by the laws of any
non-U.S. jurisdiction shall be required in order to create any security interests in assets located or titled outside of the U.S. or to perfect such security interests, including any intellectual property registered in any non-U.S. jurisdiction (provided, however, that this clause shall not impair the Administrative Agent’s ability to obtain a pledge of Equity Interests of Pledge Subsidiaries that are Foreign Subsidiaries as contemplated by this Agreement pursuant to local law governed pledge agreements to the extent such pledge agreements are requested to be delivered by the Administrative Agent) and (ii) springing deposit account control agreements shall only be required, if requested by the Administrative Agent, for deposit accounts not constituting Excluded Assets and having an average daily balance in excess of $10,000,000 in the aggregate.
(d)If any assets are acquired by a Loan Party after the Effective Date (other than
Excluded Assets and assets constituting Collateral under the Security Agreement that become subject to the Lien under the Security Agreement upon acquisition thereof), the Company will notify the
Administrative Agent thereof, and, if requested by the Administrative Agent, the Company will cause such assets to be subjected to a Lien securing the Secured Obligations and will take, and cause the other
Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative
Agent to grant and perfect such Liens, including actions described in paragraph (c) of this Section, all at the reasonable expense of the Company, subject, however, to the terms, limitations and exceptions set forth herein or in any Collateral Document.
SECTION 5.10.Accuracy of Information.  The Company will ensure that any information, including financial statements or other documents, furnished to the Administrative Agent or the Lenders in connection with this Agreement or any amendment or modification hereof or waiver hereunder contains no material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the furnishing of such information shall be deemed to be a representation and warranty by the Company on the date thereof as to the matters specified in this Section; provided that, with respect to projections, estimates, forecasts and other forward-looking information, the Company is only required to ensure that such information was prepared in good faith based upon assumptions believed by the Company to be reasonable at the time prepared (it being understood by the Administrative Agent and the Lenders that any such information (i) is based on future events, are not to be viewed as facts, and are subject to significant uncertainties and contingencies, many of which are beyond the Company’s control, that no assurance can be given that any particular projections, estimates or forecasts will be realized and that actual results during the period or periods covered by any such projections, estimates or forecasts may differ significantly from the projected results and such differences may be material and (ii) are not a guarantee of performance).
SECTION 5.11.Designation of Subsidiaries. The Company may at any time after the
Effective Date designate (or redesignate) any Subsidiary (other than any Borrower) as an Unrestricted
Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that immediately after giving effect (including giving effect on a pro forma basis) to any such designation, (i) no Default or
Event of Default shall have occurred and be continuing or would result therefrom (including after giving effect to the reclassification of investments in, Indebtedness of and Liens on the assets of, the applicable
Restricted Subsidiary or Unrestricted Subsidiary), (ii) the Company shall be in pro forma compliance with the financial covenants set forth in Section 6.13 and (iii) as of the date of the designation thereof, no
Unrestricted Subsidiary owns any Equity Interest in any Restricted Subsidiary of the Company (unless such Restricted Subsidiary is also designated as an Unrestricted Subsidiary) or holds any Indebtedness of or any Lien on any property of the Company or its Restricted Subsidiaries (unless the Company or such
Restricted Subsidiary is permitted to incur such Indebtedness or grant such Lien in favor of such
Unrestricted Subsidiary pursuant to Sections 6.01 and 6.02 and the relevant transaction with such Person is permitted pursuant to Section 6.09).  The designation of any subsidiary as an Unrestricted Subsidiary shall constitute an investment by the Company (or its applicable Restricted Subsidiary) therein at the date of designation in an amount equal to the portion of the fair market value of the net assets of such subsidiary attributable to the Company’s (or its applicable Restricted Subsidiary’s) equity interest therein as estimated by the Company in good faith (and such designation shall only be permitted to the extent such investment is permitted under Section 6.05).  The designation of any Unrestricted Subsidiary as a
Restricted Subsidiary shall constitute the making, incurrence or granting, as applicable, at the time of designation of any then-existing investment, Indebtedness or Lien of such Restricted Subsidiary, as applicable; provided that upon a re-designation of any Unrestricted Subsidiary as a Restricted Subsidiary,
the Company shall be deemed to continue to have an investment in the resulting Restricted Subsidiary in an amount (if positive) equal to (a) the Company’s investment in such Restricted Subsidiary at the time of such re-designation, less (b) the portion of the fair market value of the net assets of such Restricted
Subsidiary attributable to the Company’s equity therein at the time of such re-designation.
Notwithstanding anything set forth in this Agreement to the contrary, (A) the Company and its Restricted
Subsidiaries shall not be permitted to contribute, dispose of or otherwise transfer legal title to, or license on an exclusive basis, any Material Intellectual Property to any non-Loan Party and (B) the Company

shall not be permitted to designate any Restricted Subsidiary that holds any Material Intellectual Property as an Unrestricted Subsidiary (whether upon initial designation or subsequent investment).
SECTION 5.12.Financial Assistance.  The Company shall (and shall procure that each
Subsidiary will) comply in all respects (to the extent applicable) with Danish statutory provisions on unlawful financial assistance as set out in section 206(1) and section 210(1) (as modified by sections 211 and 212) of the Danish Companies Act, including in relation to the payment of amounts due under this
Agreement or any other Loan Document.
SECTION 5.13.Post-Closing Covenant. No later than thirty (30) days following the
Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the
Administrative Agent shall have received insurance endorsements naming the Administrative Agent as
(x) lender loss payee for the property casualty insurance policies of the Loan Parties and (y) additional insured with respect to the liability insurance of the Loan Parties.
ARTICLE VI
Negative Covenants
Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full (other than Obligations expressly stated
to survive such payment and termination) and all Letters of Credit have expired or terminated, in each case, without any pending draw, and all LC Disbursements shall have been reimbursed, the Company covenants and agrees with the Lenders that:
SECTION 6.01.Indebtedness.  The Company will not, and will not permit any
Restricted Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:
(a)the Secured Obligations;
(b)Indebtedness existing on the date hereof and set forth in Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness with Indebtedness of a similar type that does not increase the outstanding principal amount thereof (except by the amount of any accrued interest and premiums with respect to such Indebtedness and transaction fees, costs and expenses in connection with such extension, renewal or replacement thereof);
(c)Indebtedness of the Company to any Restricted Subsidiary and of any Restricted
Subsidiary to the Company or any other Restricted Subsidiary; provided that (i) Indebtedness of any
Restricted Subsidiary that is not a Subsidiary Guarantor to the Company or any other Subsidiary
Guarantor shall be subject to the limitations set forth in Section 6.05(d) and (ii) Indebtedness of any Loan
Party to any Restricted Subsidiary that is not a Subsidiary Guarantor shall be subordinated to the Secured
Obligations on terms reasonably satisfactory to the Administrative Agent;
(d)Guarantees by the Company of Indebtedness or other obligations of any
Restricted Subsidiary and by any Restricted Subsidiary of Indebtedness or other obligations of the
Company or any other Restricted Subsidiary;
(e)Indebtedness of the Company or any Restricted Subsidiary incurred to finance the acquisition, construction, repair, replacement, lease or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness is incurred prior to or within one hundred eighty
(180) days after such acquisition or the completion of such construction, repair, replacement, lease or improvement and amendments, modifications, extensions, refinancings, renewals and replacements of any such Indebtedness, and (ii) the aggregate outstanding principal amount of Indebtedness permitted by this clause (e) shall not exceed, at any time outstanding, the greater of $35,000,000 and 20% of Consolidated
EBITDA, measured for the Test Period then most recently ended;
(f)Indebtedness of any Person that becomes a Restricted Subsidiary after the date hereof; provided that (i) such Indebtedness exists at the time such Person becomes a Restricted Subsidiary and is not created in contemplation of or in connection with such Person becoming a Restricted
Subsidiary and (ii) the aggregate principal amount of Indebtedness permitted by this clause (f) shall not exceed, at any time outstanding, the greater of $25,000,000 and 15% of Consolidated EBITDA, measured for the Test Period then most recently ended;
(g)Indebtedness of the Company or any Restricted Subsidiary as an account party in respect of trade letters of credit;
(h)customer advances or deposits or other endorsements for collection, deposit or negotiation and warranties of products or services, in each case received or incurred in the ordinary course of business;
(i)unfunded pension fund and other employee benefit plan obligations and liabilities to the extent they are permitted to remain unfunded under applicable law;
(j)indemnification obligations, earnout or similar obligations, or Guarantees, surety bonds or performance bonds securing the performance of the Company or any of its Restricted
Subsidiaries, in each case incurred or assumed in connection with an Acquisition or disposition or other acquisition of assets permitted hereunder;
(k)Indebtedness of the Company or any of its Restricted Subsidiaries in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the ordinary course of business, including guarantees or obligations with respect to letters of credit supporting such performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations;
(l)Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business or otherwise in respect of any netting services, overdrafts and related liabilities arising from treasury, depository and cash management services, employee credit card programs, or in connection with any automated clearing-house transfers of funds;
(m)Indebtedness in respect to judgments or awards under circumstances not giving rise to an Event of Default;
(n)Indebtedness in respect of obligations that are being contested in accordance with
Section 5.04;
(o)Indebtedness consisting of (i) deferred payments or financing of insurance premiums incurred in the ordinary course of business of the Company or any of its Restricted Subsidiaries

and (ii) take or pay obligations contained in any supply agreement entered into in the ordinary course of business;
(p)Indebtedness representing deferred compensation, severance, pension, and health and welfare retirement benefits or the equivalent to current and former employees of the Company and its
Restricted Subsidiaries incurred in the ordinary course of business or existing on the Effective Date;
(q)Indebtedness of the Company or any Restricted Subsidiary; provided that the aggregate outstanding principal amount of Indebtedness permitted by this clause (q) shall not exceed, at any time outstanding, the greater of $25,000,000 and 15% of Consolidated EBITDA, measured for the
Test Period then most recently ended;
(r)unsecured Indebtedness in an aggregate principal amount not exceeding, at any time outstanding, the greater of $30,000,000 and 20% of Consolidated EBITDA, measured for the Test
Period then most recently ended;
(s)Indebtedness under any Swap Agreements permitted by Section 6.06;
(t)unsecured financing of trade payables by any Lender on commercially reasonable terms in the ordinary course of business not to exceed $50,000,000 at any time outstanding;
(u)to the extent constituting Indebtedness, obligations under any Permitted Supply
Chain Financings;
(v)Indebtedness of the Company or any Restricted Subsidiary consisting of guarantees of Indebtedness of any joint venture that is not a Restricted Subsidiary to the extent permitted as investments under Section 6.05; and
(w)other Indebtedness of the Company and its Restricted Subsidiaries, provided that
(i) at the time of the incurrence or assumption of any such Indebtedness and immediately after giving effect (including giving effect on a pro forma basis) thereto, (x) no Event of Default shall have occurred and be continuing, (y) the Company shall be in compliance with the Total Net Leverage Ratio covenant set forth in Section 6.13(a), calculated on a pro forma basis at the time of incurrence of such Indebtedness and after giving effect thereto (with Consolidated Total Indebtedness and Liquidity measured as of the time of and after giving effect to such Indebtedness (and the application of proceeds thereof to the repayment of any other Indebtedness) and Consolidated EBITDA measured for the Test Period then most recently ended), (ii) such Indebtedness matures after, and in the aggregate, does not require more than
$30,000,000 of scheduled amortization or other scheduled payments of principal prior to, the date that is
91 days after the Latest Maturity Date (it being understood that any provision requiring an offer to purchase such Indebtedness as a result of a change of control or asset sale provision shall not violate the foregoing restriction), (iii) such Indebtedness is not guaranteed by any Subsidiary of the Company other than the Subsidiary Guarantors (which guarantees, if such Indebtedness is subordinated, shall be expressly subordinated to the Secured Obligations on terms not less favorable to the Lenders than the subordination terms of such Subordinated Indebtedness) and (iv) the covenants applicable to such
Indebtedness are not more onerous or more restrictive in any material respect (taken as a whole), as determined in the good faith judgement of the Company, than the applicable covenants set forth in this
Agreement.

SECTION 6.02.Liens.  The Company will not, and will not permit any Restricted
Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, except:
(a)Liens created pursuant to any Loan Document including with respect to any obligation to provide cash collateral;
(b)Permitted Encumbrances;
(c)any Lien on any property or asset of the Company or any Restricted Subsidiary existing on the date hereof and set forth in Schedule 6.02 and any amendments, modifications, extensions, renewals, refinancings and replacements thereof; provided that (i) such Lien shall not apply to any other property or asset of the Company or any Restricted Subsidiary other than improvements thereon and proceeds from the disposition of such property or asset and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof (except by the amount of any accrued interest and premiums with respect to such Indebtedness and transaction fees, costs and expenses in connection with such extension, renewal or replacement thereof);
(d)any Lien existing on any property or asset prior to the acquisition thereof by the
Company or any Subsidiary or existing on any property or asset of any Person that becomes a Restricted
Subsidiary after the date hereof prior to the time such Person becomes a Restricted Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Restricted Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Company or any Restricted Subsidiary (other than the proceeds or products thereof and other than after-acquired property subjected to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of after- acquired property) and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Restricted Subsidiary, as the case may be, and amendments, modifications, extensions, refinancings, renewals and replacements thereof that do not increase the outstanding principal amount thereof (except by the amount of any accrued interest and premiums with respect to such Indebtedness and transaction fees, costs and expenses in connection with such extension, renewal or replacement thereof);
(e)Liens on fixed or capital assets (including capital leases) acquired (including as a replacement), constructed, repaired, leased or improved by the Company or any Restricted Subsidiary;
provided that (i) such Liens secure Indebtedness or Capital Lease Obligations permitted by clause (e) of
Section 6.01, (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within one hundred eighty (180) days after such acquisition or lease or the completion of such construction, replacement, repair or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such Liens shall not apply to any other property or assets of the Company or any Restricted Subsidiary;
(f)Liens granted by a Restricted Subsidiary that is not a Loan Party in favor of the
Company or another Subsidiary Guarantor in respect of Indebtedness owed by such Restricted Subsidiary to the Company or such other Subsidiary Guarantor;

(g)Liens securing Indebtedness permitted hereunder to finance insurance premiums solely to the extent of such premiums;
(h)Liens on any cash earnest money deposits made by the Company or any of its
Restricted Subsidiaries in connection with any Acquisition permitted by this Agreement, including, without limitation, in connection with any letter of intent or purchase agreement relating thereto;
(i)in connection with the sale or transfer of any assets in a transaction permitted under Section 6.03, customary rights and restrictions contained in agreements relating to such sale or transfer pending the completion thereof;
(j)Liens in the nature of the right of setoff in favor of counterparties to contractual agreements with the Loan Parties (i) in the ordinary course of business or (ii) otherwise permitted hereunder other than in connection with Indebtedness;
(k)to the extent constituting a Lien, Liens with respect to repurchase obligations of the type described in clause (d) of the definition of “Permitted Investments”;
(l)Liens in favor of a credit card or debit card processor arising in the ordinary course of business under any processor agreement and relating solely to the amounts paid or payable thereunder, or customary deposits on reserve held by such credit card or debit card processor;
(m)Liens of sellers of goods to any Loan Party and any of their respective Restricted
Subsidiaries arising under Article II of the UCC or similar provisions of applicable law in the ordinary course of business, covering only the goods sold and securing only the unpaid purchase price for such goods and related expenses;
(n)Liens on assets of the Company and its Restricted Subsidiaries not otherwise permitted above so long as the aggregate outstanding principal amount of the Indebtedness and other obligations subject to such Liens (taken together with the aggregate outstanding principal amount of the
Indebtedness  and other obligations secured by liens pursuant to Section 6.02(o)) does not at any time exceed the greater of $25,000,000 and 15% of Consolidated EBITDA, measured for the Test Period then most recently ended;
(o)Liens that secure Indebtedness permitted under Section 6.01(q) so long as the aggregate outstanding principal amount of the Indebtedness and other obligations subject to such Liens
(taken together with the aggregate outstanding principal amount of the Indebtedness  and other obligations secured by liens pursuant to Section 6.02(n)) does not at any time exceed the greater of
$25,000,000 and 15% of Consolidated EBITDA, measured for the Test Period then most recently ended;
(p)Liens (if any) on Accounts sold (or, in the case of any judicial re-characterization of any such sale, granted as collateral to secure financing) pursuant to any Permitted Supply Chain
Financings; and
(q)other Liens on assets of the Company and its Restricted Subsidiaries not permitted by the foregoing clauses of this Section 6.02; provided that, at the time of the incurrence or assumption of any such Liens and immediately after giving effect (including giving effect on a pro forma basis) thereto, (x) no Event of Default shall have occurred and be continuing, (y) the Total Net Leverage
Ratio shall not exceed 2.50 to 1.00 with Consolidated Total Indebtedness and Liquidity measured as of the time of the incurrence of such Liens and after giving effect to any Indebtedness incurred in connection therewith (and the application of proceeds thereof to the repayment of any other Indebtedness) and
Consolidated EBITDA measured for the Test Period then most recently ended and (z) if any such Liens are secured by any or all of the Collateral, the Indebtedness or other obligations secured by such Liens shall be subject to an intercreditor agreement in form and substance reasonably satisfactory to the
Administrative Agent.
SECTION 6.03.Fundamental Changes.  (a) The Company will not, and will not permit any Restricted Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or otherwise Dispose of all or substantially all of its assets, or all or substantially all of the Equity Interests of any of its Restricted Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing:
(i)any Person may merge into the Company in a transaction in which the Company is the surviving corporation;
(ii)any Subsidiary may merge into or consolidate with a Subsidiary Guarantor or the
Company in a transaction in which the surviving entity is such Subsidiary Guarantor or the
Company (provided that any such merger or consolidation involving the Company must result in the Company as the surviving entity);
(iii)any Restricted Subsidiary that is not a Loan Party may merge into or consolidate with any other Subsidiary of the Company that is not a Loan Party if the Company determines in good faith that such transaction is not materially disadvantageous to the Lenders;
(iv)the Company and the Restricted Subsidiaries may make Dispositions permitted by Section 6.04; and
(v)any Restricted Subsidiary that is not a Loan Party may liquidate or dissolve if the
Company determines in good faith that such liquidation or dissolution is in the best interests of the Company and is not materially disadvantageous to the Lenders;
provided that any such merger or consolidation involving a Person that is not a Wholly-Owned
Restricted Subsidiary immediately prior to such merger or consolidation shall not be permitted unless it is also permitted by Section 6.05.
(b)The Company will not, and will not permit any of its Restricted Subsidiaries to, engage to any material extent in any business substantially different from businesses of the type conducted by the Company and its Subsidiaries (taken as a whole) on the date of execution of this
Agreement and businesses or activities that are reasonably similar, related, incidental, ancillary, complementary or synergistic thereto or reasonable extensions, development or expansion thereof.
(c)The Company will not permit its fiscal year to end on a day other than December
31 or change the Company’s method of determining its fiscal quarters; provided that, notwithstanding the foregoing, the Company may change its fiscal year from December 31 to the last Friday of the fiscal year so long as the Company notifies the Administrative Agent no less than 30 days prior to such change (or such shorter period as may be acceptable to the Administrative Agent in its sole discretion) and the
Administrative Agent approves such change (such approval not to be unreasonably withheld, conditioned or delayed) (it being understood and agreed that the Company and the Administrative Agent may (and are hereby authorized to) make any adjustments to this Agreement that are necessary and appropriate to reflect such change in the Company’s fiscal year).
Notwithstanding the foregoing, nothing in this Section 6.03 shall permit, and nothing in this
Section 6.03 shall be deemed to permit, any Material Intellectual Property to be assigned, transferred, or exclusively licensed or exclusively sublicensed to any Unrestricted Subsidiary.
SECTION 6.04.Dispositions.  The Company will not, and will not permit any
Restricted Subsidiary to, make any Disposition, except:
(a)Dispositions of obsolete, worn out or surplus property in the ordinary course of business;
(b)Dispositions of equipment, inventory and Permitted Investments in the ordinary course of business;
(c)Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property;
(d)(i) Dispositions of property by the Company or any Subsidiary Guarantor to the
Company or any other Subsidiary Guarantor and (ii) Dispositions of property by any Restricted
Subsidiary that is not a Loan Party to any other Restricted Subsidiary;
(e)leases, licenses, subleases or sublicenses (including the provision of open source software under an open source license) granted in the ordinary course of business and on ordinary commercial terms that do not interfere in any material respect with the business of the Company and its
Subsidiaries;
(f)Dispositions of intellectual property rights that are no longer used or useful in the business of the Company and its Restricted Subsidiaries;
(g)the discount, write-off or Disposition of accounts receivable overdue by more than ninety days, in each case in the ordinary course of business;
(h)Restricted Payments permitted by Section 6.08 and investments permitted by
Section 6.05;
(i)Dispositions of investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements;
(j)Dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of any Company or any Restricted Subsidiary;
(k)Dispositions of non-core assets acquired in the Julius Acquisition or a Permitted
Acquisition; provided that such Dispositions shall be consummated within 360 days of such Acquisition;
provided, further, that (i) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof (determined in good faith by the board of directors or a Financial Officer of the Company) and (ii) no less than 75% thereof shall be paid in cash;
(l)Dispositions of real property; provided that the aggregate book value of all real property Disposed of pursuant to this clause (l) in any fiscal year of the Company shall not exceed the greater of $25,000,000 and 15% of Consolidated EBITDA, measured for the Test Period then most recently ended; provided, further, that (i) the consideration received for such real property shall be in an amount at least equal to the fair market value thereof (determined in good faith by the board of directors or a Financial Officer of the Company) and (ii) no less than 75% thereof shall be paid in cash;
(m)Dispositions pursuant to Permitted Sale Leasebacks;
(n)Dispositions resulting from sales of Accounts under Permitted Supply Chain
Financings; and
(o)Dispositions by the Company and its Restricted Subsidiaries not otherwise permitted under this Section; provided that the aggregate book value of all property Disposed of pursuant to this clause (o) in any fiscal year of the Company shall not exceed the greater of $25,000,000 and 12.5%
of Consolidated EBITDA, measured for the Test Period then most recently ended.
Notwithstanding the foregoing, nothing in this Section 6.04 shall permit, and nothing in this
Section 6.04 shall be deemed to permit, any Material Intellectual Property to be assigned, transferred, or exclusively licensed or exclusively sublicensed to any Unrestricted Subsidiary.
SECTION 6.05.Investments, Loans, Advances, Guarantees and Acquisitions.  The
Company will not, and will not permit any of its Restricted Subsidiaries to, purchase, hold or acquire
(including pursuant to any merger or consolidation with any Person that was not a wholly owned
Subsidiary prior to such merger or consolidation) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any Person or any assets of any other Person constituting a business unit, except:
(a)cash and Permitted Investments;
(b)Permitted Acquisitions;
(c)(i) investments by the Company and its Restricted Subsidiaries existing on the date hereof in the capital stock of their respective Subsidiaries, and (ii) investments by any Person existing on the date such Person becomes a Restricted Subsidiary or consolidates or merges with the
Company or any of its Restricted Subsidiaries pursuant to a transaction otherwise permitted hereunder;
(d)investments, loans, advances or capital contributions made by the Company in or to any Subsidiary and made by any Restricted Subsidiary in or to the Company or any other Subsidiary
(provided that the aggregate amount of investments, loans, advances and capital contributions made by the Company and the Subsidiary Guarantors to Subsidiaries which are not Subsidiary Guarantors pursuant to this clause (d) shall not exceed, at any time outstanding, the greater of $35,000,000 and 20% of
Consolidated EBITDA, measured for the Test Period then most recently ended);
(e)Guarantees permitted by Section 6.01(d), Section 6.01(v) or Section 6.01(w);

(f)investments constituting deposits described in clauses (c), (d) and (j) of the definition of “Permitted Encumbrances”;
(g) investments comprised of notes payable, stock or other securities issued by
Account Debtors to the Company or any of its Subsidiaries pursuant to negotiated agreements with respect to settlement of such Account Debtor’s accounts in the ordinary course of business or investments otherwise received in settlement of obligations owed by any financially troubled Account Debtors or other debtors in connection with such Person’s reorganization or in bankruptcy, insolvency or similar proceedings or in connection with foreclosure on or transfer of title with respect to any secured investment;
(h)extensions of trade credit or the holding of receivables in the ordinary course of business;
(i)the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests of the Company or any option, warrant or other right to acquire any such Equity
Interests in the Company, in each case to the extent the payment therefor is permitted under Section 6.08;
(j)loans and advances to officers, directors and employees for moving, payroll, entertainment, travel and other similar expenses in the ordinary course of business not to exceed
$5,000,000 in the aggregate at any time outstanding;
(k)endorsements for collection or deposit and prepaid expenses made in the ordinary course of business;
(l) transactions (to the extent constituting investments) or promissory notes and other non-cash consideration received in connection with Dispositions permitted by Section 6.04;
(m)investments constituting the creation of new Subsidiaries so long as the Company or such Subsidiary complies with Section 5.09 (to the extent applicable) and any investment in such new
Subsidiary is otherwise permitted under this Section 6.05;
(n)Guarantees of leases and other contractual obligations of any Subsidiary (to the extent not constituting Indebtedness) in the ordinary course of business;
(o)investments in the Persons listed in Schedule 6.05 in an aggregate amount not to exceed $20,000,000 during each Fiscal Year, valued at the time each such investment is made;
(p)transfers of rights with respect to one or more products or technologies under development to joint ventures with third parties or to other entities where the Company or a Subsidiary retains rights to acquire such joint ventures or other entities or otherwise repurchase such products or technologies;
(q)investments in the form of Swap Agreements permitted by Section 6.06;
(r)investments existing on the date hereof and set forth in Schedule 6.05, and any modification, replacement, renewal or extension thereof to the extent not involving any additional investment;

(s)deposits, prepayments, advances and other credits to suppliers, vendors, customers, lessors and landlords or in connection with marketing promotions, such as sweepstakes, in each instance, made in the ordinary course of business in an amount consistent with past practice;
(t)investments consisting of contingent liability arising from the endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business;
(u)the sale or discount of accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof and not in connection with any financing transaction;
(v)794 shares of common stock of Dana Holding Corporation owned by the
Company;
(w)the Julius Acquisition;
(x)any other investment, loan or advance (other than acquisitions) so long as the aggregate amount of all such investments, loans and advances does not exceed, at any time outstanding, the greater of $50,000,000 and 25% of Consolidated EBITDA, measured for the Test Period then most recently ended; and
(y)any other investment, loan or advance so long as, at the time of the making of such investment, loan or advance and immediately after giving effect (including giving effect on a pro forma basis) thereto, (x) no Event of Default shall have occurred and be continuing and (y) the Total Net
Leverage Ratio shall not exceed 3.75 to 1.00 with Consolidated Total Indebtedness and Liquidity measured as of the time of the making of such investment, loan or advance and after giving effect to any
Indebtedness incurred in connection therewith (and the application of proceeds thereof to the repayment of any other Indebtedness) and Consolidated EBITDA measured for the Test Period then most recently ended;
provided that, notwithstanding anything to the contrary set forth in this Agreement, (x)
the Company and its Restricted Subsidiaries shall not make any investment, loan, advance or capital contribution in or to an Unrestricted Subsidiary except in reliance on clause (d) above and (y) in no event shall any amounts be reclassified from other available baskets to clause (d) above to be used in respect of investments, loans, advances or capital contributions made in or to Unrestricted Subsidiaries.
For purposes of determining compliance with this Section 6.05, the amount of any investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such investment, less any amount paid, repaid, returned, distributed or otherwise received in cash or cash equivalents in respect of such investment.
SECTION 6.06.Swap Agreements.  The Company will not, and will not permit any of its Restricted Subsidiaries to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which the Company or any Restricted Subsidiary has actual exposure (other than those in respect of Equity Interests of the Company or any of its Restricted Subsidiaries), and
(b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-
bearing liability or investment of the Company or any Restricted Subsidiary.

SECTION 6.07.Transactions with Affiliates.  The Company will not, and will not permit any of its Restricted Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except: (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Company or such Restricted Subsidiary in any material respect than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Company and its Restricted Subsidiaries not involving any other Affiliate, (c) the payment of customary fees to directors of the Company or any of its Restricted Subsidiaries, and customary compensation, reasonable out-of-pocket expense reimbursement and indemnification (including the provision of directors and officers insurance) of, and other employment agreements and arrangements, employee benefit plans and stock incentive plans paid to, future, present or past directors, officers, managers and employees of the Company or any of its Restricted Subsidiaries, (d) transactions undertaken in good faith for the purpose of improving the consolidated tax efficiency of the Company and its Restricted Subsidiaries, (e) issuances of Equity Interests to Affiliates and the registration rights associated therewith, (f) transactions with joint ventures for the purchase or sale of property or other assets and services entered into in the ordinary course of business, (g) any transactions or series of related transactions with respect to which the aggregate consideration paid, or fair market value of property sold or disposed of, by the Company and its Restricted Subsidiaries is less than the greater of $10,000,000 and
5% of Consolidated EBITDA, measured for the Test Period then most recently ended, and (h) loans, advances and other transactions to the extent permitted by the terms of this Agreement, including without limitation any Restricted Payment permitted by Section 6.08 and transactions permitted by Section 6.03 or Section 6.05.
SECTION 6.08.Restricted Payments.  The Company will not, and will not permit any of its Restricted Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any
Restricted Payment, except (a) the Company may declare and pay dividends or make other Restricted
Payments with respect to its Equity Interests payable solely in additional Equity Interests, (b) Restricted
Subsidiaries may declare and pay dividends, including in connection with any stock split ratably with respect to their Equity Interests, (c) the Company may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Company and its Restricted Subsidiaries; (d) the Company and its Restricted Subsidiaries may make any other
Restricted Payment so long as no Default or Event of Default has occurred and is continuing prior to making such Restricted Payment or would arise after giving effect (including giving effect on a pro forma basis) thereto and the aggregate amount of all such Restricted Payments during any fiscal year of the
Company does not exceed $70,000,000; and (e) the Company and its Restricted Subsidiaries may make any other Restricted Payment so long as, at the time of the making of such Restricted Payment and immediately after giving effect (including giving effect on a pro forma basis) thereto, (x) no Event of
Default shall have occurred and be continuing and (y) the Total Net Leverage Ratio shall not exceed 3.00 to 1.00 with Consolidated Total Indebtedness and Liquidity measured as of the time of the making of such
Restricted Payment and after giving effect to any Indebtedness incurred in connection therewith (and the application of proceeds thereof to the repayment of any other Indebtedness) and Consolidated EBITDA measured for the Test Period then most recently ended.
SECTION 6.09.Restrictive Agreements.  The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Company or any Restricted Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets to secure the Secured Obligations (to the extent required by the Loan Documents), or
(b) the ability of any Restricted Subsidiary to pay dividends or other distributions with respect to holders of its Equity Interests or to make or repay loans or advances to the Company or any other Restricted
Subsidiary or (to the extent required by the Loan Documents) to Guarantee the Secured Obligations;
provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by any
Loan Document, (ii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Restricted Subsidiary pending such sale; provided that such restrictions and conditions apply only to the Restricted Subsidiary that is to be sold and such sale is permitted hereunder, (iii) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (iv) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof, (v)
the foregoing shall not apply to restrictions and conditions imposed on any Restricted Subsidiary or asset by any agreements in existence at the time such Restricted Subsidiary became a Restricted Subsidiary or such asset was acquired and any amendment, modification, refinancing, replacement, renewal or extension thereof that does not materially expand the scope of any such restriction or condition taken as a whole; provided that such restrictions and condition, (vi) the foregoing shall not apply to customary restrictions on cash or other deposits (including escrowed funds) or net worth imposed under contracts;
provided that such restrictions and conditions apply only to such Restricted Subsidiary and to any Equity
Interests in such Restricted Subsidiary, (vii) the foregoing shall not apply to customary restrictions and conditions with respect to joint ventures and (viii) clause (a) of the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to a Permitted Supply Chain Financing, solely in respect of the Permitted Supply Chain Financing Receivables related thereto.
SECTION 6.10.Subordinated Indebtedness and Amendments to Subordinated
Indebtedness Documents.  The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly voluntarily prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire, any Subordinated Indebtedness or any Indebtedness from time to time outstanding under the Subordinated Indebtedness Documents.  Furthermore, the Company will not, and will not permit any Subsidiary to, amend the Subordinated Indebtedness Documents or any document, agreement or instrument evidencing any Indebtedness incurred pursuant to the Subordinated Indebtedness
Documents (or any replacements, substitutions, extensions or renewals thereof) or pursuant to which such
Indebtedness is issued where such amendment, modification or supplement provides for the following or which has any of the following effects:
(a)increases the overall principal amount of any such Indebtedness (except through payments in-kind) or increases the amount of any single scheduled installment of principal or interest;
(b)shortens or accelerates the date upon which any installment of principal or interest becomes due or adds any additional mandatory redemption provisions;
(c)shortens the final maturity date of such Indebtedness or otherwise accelerates the amortization schedule with respect to such Indebtedness; or
(d)increases the rate of interest accruing on such Indebtedness.
SECTION 6.11.Sale and Leaseback Transactions.  The Company will not, nor will it permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction other than Permitted
Sale Leasebacks.
SECTION 6.12.[Reserved].

SECTION 6.13.Financial Covenants.
(a)Maximum Total Net Leverage Ratio.  The Company will not permit the Total
Net Leverage Ratio, determined as of the end of each of its fiscal quarters ending on and after September
30, 2024, to be greater than 3.75 to 1.00.  Notwithstanding the foregoing, the Company shall be permitted, but in no event on more than four (4) occasions during the term of this Agreement, to allow the maximum
Total Net Leverage Ratio permitted under this Section 6.13(a) to be increased to 4.00 to 1.00 for a period of four consecutive fiscal quarters in connection with a Qualifying Material Acquisition occurring during the first of such four fiscal quarters (and in respect of which the Company shall provide notice in writing to the Administrative Agent (for distribution to the Lenders) of such increase and a transaction description of such Qualifying Material Acquisition (including the name of the person or summary description of the assets being acquired and the approximate purchase price)), so long as the Company is in compliance on a pro forma basis with the maximum Total Net Leverage Ratio of 4.00 to 1.00 on the closing date of such
Qualifying Material Acquisition immediately after giving effect (including giving effect on a pro forma basis) to such Qualifying Material Acquisition; provided that the Company shall be permitted to allow the maximum Total Net Leverage Ratio to be increased to 4.25 to 1.00 for the period of four consecutive fiscal quarters immediately following the Julius Closing Date and then decreased to 4.00 to 1.00 for the immediately following two consecutive fiscal quarters (each such period of four or six, as applicable, consecutive fiscal quarters, an “Adjusted Covenant Period”).  It is understood and agreed that the maximum Total Net Leverage Ratio permitted under this Section 6.13(a) shall revert to 3.75 to 1.00 as of the end of any Adjusted Covenant Period and thereafter until another Adjusted Covenant Period (if any) is elected pursuant to the terms and conditions described above.
(b)Minimum Interest Coverage Ratio.  The Company will not permit the ratio (the
“Interest Coverage Ratio”), determined as of the end of each of its fiscal quarters ending on and after
September 30, 2024, of (i) Consolidated EBITDA to (ii) Consolidated Interest Expense, in each case for the period of four (4) consecutive fiscal quarters ending with the end of such fiscal quarter, all calculated for the Company and its Restricted Subsidiaries on a consolidated basis, to be less than 3.00 to 1.00.
ARTICLE VII
Events of Default
SECTION 7.01.Events of Default.  If any of the following events (“Events of Default”)
shall occur:
(a)any Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable and in the Agreed Currency required hereunder, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;
(b)any Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in Section 7.01(a)) payable under this Agreement or any other
Loan Document, when and as the same shall become due and payable and in the Agreed Currency required hereunder, and such failure shall continue unremedied for a period of five (5) Business Days;
(c)any representation or warranty made or deemed made by or on behalf of the
Company or any Restricted Subsidiary in or in connection with this Agreement or any other Loan
Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, shall prove to have been incorrect in any material respect on the date when made or deemed made;
(d)any Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.03 (with respect to any Borrower’s existence), 5.08, 5.09, 5.11, in Article VI or in Article X;
(e)any Borrower or any Subsidiary Guarantor, as applicable, shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in
Section 7.01(a), (b) or (d)) or any other Loan Document, and such failure shall continue unremedied for a period of thirty (30) days after notice thereof from the Administrative Agent to the Company (which notice will be given at the request of any Lender);
(f)the Company or any Restricted Subsidiary shall fail to make any payment
(whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable, which is not cured within any applicable grace period provided for in the applicable agreement or instrument under which such Material Indebtedness was created;
(g)any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to the following events unless such event results in the acceleration of Material Indebtedness (i)
secured Indebtedness that becomes due as a result of the sale, transfer or other disposition (including as a result of a casualty or condemnation event) of the property or assets securing such Indebtedness (to the extent such sale, transfer or other disposition is not prohibited under this Agreement), (ii) any Material
Indebtedness that becomes due as a result of a refinancing thereof permitted by Section 6.01, (iii) any reimbursement obligation in respect of a letter of credit, bankers acceptance or similar obligation as a result of a drawing thereunder by a beneficiary thereunder in accordance with its terms and (iv) any such
Material Indebtedness that is mandatorily prepayable prior to the scheduled maturity thereof with the proceeds of the issuance of capital stock, the incurrence of other Indebtedness or the sale or other disposition of any assets, so long as such Material Indebtedness that has become due is so prepaid in full with such net proceeds required to be used to prepay such Material Indebtedness when due (or within any applicable grace period) and such event shall not have otherwise resulted in an event of default with respect to such Material Indebtedness;
(h)an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Company or any Material
Subsidiary or its debts, or of a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Material
Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered;

(i)the Company or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 7.01(h), (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Material Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceedings, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;
(j)the Company or any Material Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;
(k)one or more judgments for the payment of money in an aggregate amount in excess of $30,000,000 (to the extent not paid, fully bonded or covered by a solvent and unaffiliated insurer that has not denied coverage) shall be rendered against the Company, any Restricted Subsidiary or any combination thereof and the same shall remain undischarged, unvacated or undismissed for a period of sixty (60) consecutive days during which execution shall not be effectively stayed (by reason of pending appeal or otherwise), or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Company or any such Restricted Subsidiary to enforce any such judgment and such action shall not have been stayed;
(l)an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;
(m)a Change in Control shall occur;
(n)[reserved];
(o)any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all Secured Obligations, ceases to be in full force and effect; or a Loan Party or any other Person contests in writing the validity or enforceability of any provision of any Loan Document; or a Loan Party denies in writing that it has any or further liability or obligation under any Loan Document, or purports in writing to revoke, terminate or rescind any Loan Document; or
(p)any Collateral Document shall for any reason fail to create a valid and perfected first priority security interest in any material portion of the Collateral purported to be covered thereby, except as permitted by the terms of any Loan Document.
SECTION 7.02.Remedies Upon an Event of Default.  If an Event of Default occurs
(other than an event with respect to any Borrower described in Section 7.01(h) or 7.01(i)), and at any time thereafter during the continuance of such Event of Default, the Administrative Agent may with the consent of the Required Lenders, and shall at the request of the Required Lenders, by notice to the
Company, take any or all of the following actions, at the same or different times:
(a)terminate the Commitments, and thereupon the Commitments shall terminate immediately (provided, however, that, in the case of the Julius Closing Date Commitments, such
Commitments shall not terminate prior to the earlier of, as applicable, (i) the Term A-1 Loan

Commitment Expiration Date, (ii) the Term A-2 Loan Commitment Expiration Date and (iii) the Julius
Closing Date (after consummation of the Julius Closing Date Transactions); provided, further, that, for the avoidance of doubt, the availability of the Term A-1 Loans (other than the Alternatively Funded Term
A-1 Loans), the Term A-2 Loans and the Julius Closing Date Revolving Loans shall be subject solely to the satisfaction of the conditions set forth in Section 4.03);
(b)declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other Secured Obligations accrued hereunder and under any other Loan Document, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers and the other Loan Parties;
(c)require that the Company provide cash collateral as required in Section 2.06(j);
and
(d)exercise on behalf of itself, the Lenders and the Issuing Bank all rights and remedies available to it, the Lenders and the Issuing Bank under the Loan Documents and applicable law.
If an Event of Default described in Section 7.01(h) or 7.01(i) occurs with respect to any
Borrower, the Commitments shall automatically terminate and the principal of the Loans then outstanding and cash collateral for the LC Exposure, together with accrued interest thereon and all fees and other
Secured Obligations accrued hereunder and under any other Loan Document, shall automatically become due and payable, and the obligation of the Company to cash collateralize the LC Exposure as provided in clause (c) above shall automatically become effective, in each case, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers and the other Loan Parties.
In addition to any other rights and remedies granted to the Administrative Agent and the
Lenders in the Loan Documents, the Administrative Agent on behalf of the Lenders may exercise all rights and remedies of a secured party under the UCC or any other applicable law.  Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Loan Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived by the Company on behalf of itself and its Restricted
Subsidiaries), may in such circumstances forthwith collect, receive, appropriate and realize upon the
Collateral, or any part thereof, or consent to the use by any Loan Party of any cash collateral arising in respect of the Collateral on such terms as the Administrative Agent deems reasonable, and/or may forthwith sell, lease, assign give an option or options to purchase or otherwise dispose of and deliver, or acquire by credit bid on behalf of the Secured Parties, the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any Lender or elsewhere, upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery, all without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Loan Party, which right or equity is hereby waived and released by the Company on behalf of itself and its Restricted Subsidiaries.  The Company further agrees on behalf of itself and its Restricted
Subsidiaries, at the Administrative Agent’s request, to assemble the Collateral and make it available to the
Administrative Agent at places which the Administrative Agent shall reasonably select, whether at the premises of the Company, another Loan Party or elsewhere.  The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Article VII, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any other way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Loan Party.  To the extent permitted by applicable law, the
Company on behalf of itself and its Restricted Subsidiaries waives all Liabilities it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder.  If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.
SECTION 7.03.Application of Payments.  Notwithstanding anything herein to the contrary, following the occurrence and during the continuance of an Event of Default, and notice thereof to the Administrative Agent by the Company or the Required Lenders:
(a)all payments received on account of the Secured Obligations shall, subject to
Section 2.22, be applied by the Administrative Agent as follows:
(i)first, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts payable to the Administrative Agent (including fees and disbursements and other charges of counsel to the Administrative Agent payable under
Section 9.03 and amounts pursuant to Section 2.12(c) payable to the Administrative Agent in its capacity as such);
(ii)second, to payment of that portion of the Secured Obligations constituting fees, expenses, indemnities and other amounts (other than principal, reimbursement obligations in respect of LC Disbursements, interest and Letter of Credit fees) payable to the Lenders, the
Issuing Bank and the other Secured Parties (including fees and disbursements and other charges of counsel to the Lenders and the Issuing Bank payable under Section 9.03) arising under the
Loan Documents, ratably among them in proportion to the respective amounts described in this clause (ii) payable to them;
(iii)third, to payment of that portion of the Secured Obligations constituting accrued and unpaid Letter of Credit fees and charges and interest on the Loans and unreimbursed LC
Disbursements, ratably among the Lenders and the Issuing Bank in proportion to the respective amounts described in this clause (iii) payable to them;
(iv)fourth, (A) to payment of that portion of the Secured Obligations constituting unpaid principal of the Loans and unreimbursed LC Disbursements, (B) to cash collateralize that portion of LC Exposure comprising the undrawn amount of Letters of Credit to the extent not otherwise cash collateralized by the Company pursuant to Section 2.06 or 2.22; provided that
(x) any such amounts applied pursuant to subclause (B) above shall be paid to the Administrative
Agent for the account of the Issuing Bank to cash collateralize Secured Obligations in respect of
Letters of Credit, (y) subject to Section 2.06 or 2.22, amounts used to cash collateralize the aggregate amount of Letters of Credit pursuant to this clause (iv) shall be used to satisfy drawings under such Letters of Credit as they occur and (z) upon the expiration of any Letter of Credit

(without any pending drawings), the pro rata share of cash collateral shall be distributed to the other Secured Obligations, if any, in the order set forth in this Section 7.03 and (C) to any other amounts owing with respect to Banking Services Obligations and Swap Obligations, in each case, ratably among the Lenders and the Issuing Bank and any other applicable Secured Parties in proportion to the respective amounts described in this clause (iv) payable to them;
(v)fifth, to the payment in full of all other Secured Obligations, in each case ratably among the Administrative Agent, the Lenders, the Issuing Bank and the other Secured Parties based upon the respective aggregate amounts of all such Secured Obligations owing to them in accordance with the respective amounts thereof then due and payable; and
(vi)finally, the balance, if any, after all Secured Obligations have been indefeasibly paid in full, to the Company or as otherwise required by law; and
(b)if any amount remains on deposit as cash collateral after all Letters of Credit have either been fully drawn or expired (without any pending drawings), such remaining amount shall be applied to the other Secured Obligations, if any, in the order set forth above.
ARTICLE VIII
The Administrative Agent
SECTION 8.01.Authorization and Action.
(a)Each Lender and the Issuing Bank hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors and assigns to serve as the administrative agent and collateral agent under the Loan Documents and each Lender and the Issuing
Bank authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto.  Further, each of the Lenders and the Issuing Bank, on behalf of itself and any of its Affiliates that are Secured Parties, hereby irrevocably empower and authorize JPMorgan Chase Bank, N.A. (in its capacity as Administrative
Agent) to execute and deliver the Collateral Documents and all related documents or instruments as shall be necessary or appropriate to effect the purposes of the Collateral Documents.  Each of the Lenders further authorizes the Administrative Agent to enter into one or more agreements acceptable to the
Administrative Agent in its sole discretion with parties to any Permitted Supply Chain Financing, which agreements may provide for, among other things, disclaimers of interests on, and releases of security interests in, any Permitted Supply Chain Financing Receivables.  In addition, to the extent required under the laws of any jurisdiction other than within the United States, each Lender and the Issuing Bank hereby grants to the Administrative Agent any required powers of attorney to execute and enforce any Collateral
Document governed by the laws of such jurisdiction on such Lender’s or the Issuing Bank’s behalf.
Without limiting the foregoing, each Lender and the Issuing Bank hereby authorizes the Administrative
Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party, and to exercise all rights, powers and remedies that the
Administrative Agent may have under such Loan Documents.  In addition to, and without prejudice to, the foregoing provisions, in relation to any Collateral governed by Danish law (the “Danish Collateral”), each of the other Secured Parties hereby irrevocably appoints the Administrative Agent to act as its agent and security agent under and in connection with the Collateral Documents governed by Danish law relating to the Danish Collateral, and each Loan Party acknowledges and accepts that the Administrative

Agent acts as agent and representative (in Danish: fuldmægtig og repræsentant) for and on behalf of the
Secured Parties in accordance with section 18(1), cf. section 1(2) of the Danish Consolidated Act No. 198 of February 26, 2024 on capital markets, as amended (in Danish: Kapitalmarkedsloven). The
Administrative Agent shall receive and hold any security interest created or purported to be created under any Collateral Document governed by Danish law (whether agreed in contract or implied pursuant to conflict of law rules) and the Administrative Agent shall enter into and enforce such documents on behalf of and for the benefit of the Secured Parties.
(b)As to any matters not expressly provided for herein and in the other Loan
Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required
Lenders (or such other number or percentage of the Lenders as shall be necessary, pursuant to the terms in the Loan Documents), and, unless and until revoked in writing, such instructions shall be binding upon each Lender and the Issuing Bank; provided, however, that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good faith believes exposes it to liability unless the
Administrative Agent receives an indemnification and is exculpated in a manner satisfactory to it from the
Lenders and the Issuing Bank with respect to such action or (ii) is contrary to this Agreement or any other
Loan Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided, further, that the Administrative Agent may seek clarification or direction from the Required Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Loan Documents, the Administrative
Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company, any Subsidiary or any Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any
capacity. Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.
(c)In performing its functions and duties hereunder and under the other Loan
Documents, the Administrative Agent is acting solely on behalf of the Lenders and the Issuing Bank
(except in limited circumstances expressly provided for herein relating to the maintenance of the
Register), and its duties are entirely mechanical and administrative in nature. The motivations of the
Administrative Agent are commercial in nature and not to invest in the general performance or operations of the Borrowers. Without limiting the generality of the foregoing:
(i)the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender, the Issuing Bank or any other Secured Party other than as expressly set forth herein and in the other Loan Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term
“agent” (or any similar term) herein or in any other Loan Document with reference to the
Administrative Agent is not intended to connote any fiduciary duty or other implied (or express)
obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the Administrative Agent based on an alleged breach of fiduciary duty by the
Administrative Agent in connection with this Agreement and/or the transactions contemplated hereby;
(ii)where the Administrative Agent is required or deemed to act as a trustee in respect of any Collateral over which a security interest has been created pursuant to a Loan
Document expressed to be governed by the laws of any jurisdiction other than the United States of America, or is required or deemed to hold any Collateral “on trust” pursuant to the foregoing, the obligations and liabilities of the Administrative Agent to the Secured Parties in its capacity as trustee shall be excluded to the fullest extent permitted by applicable law; and
(iii)nothing in this Agreement or any Loan Document shall require the
Administrative Agent to account to any Lender for any sum or the profit element of any sum received by the Administrative Agent for its own account.
(d)The Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of their respective duties and exercise their respective rights and powers through their respective
Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the
Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent.
(e)None of the Syndication Agent, the Documentation Agent or any Arranger shall have obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder.
(f)In case of the pendency of any proceeding with respect to any Loan Party under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan or any reimbursement obligation in respect of any LC Disbursement shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Loan Party) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:
(i)to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Disbursements and all other Secured
Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Bank and the Administrative
Agent (including any claim under Sections 2.12, 2.13, 2.15, 2.17 and 9.03) allowed in such judicial proceeding; and
(ii)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender, the Issuing Bank and each other Secured Party to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, the Issuing Bank or the other Secured Parties, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Section 9.03). Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the
Secured Obligations or the rights of any Lender or the Issuing Bank or to authorize the Administrative
Agent to vote in respect of the claim of any Lender or the Issuing Bank in any such proceeding.
(g)The provisions of this Article VIII are solely for the benefit of the Administrative
Agent, the Lenders and the Issuing Bank, and, except solely to the extent of the Company’s rights to consent pursuant to and subject to the conditions set forth in this Article VIII, none of the Company or any Subsidiary, or any of their respective Affiliates, shall have any rights as a third party beneficiary under any such provisions. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Secured Obligations provided under the Loan Documents, to have agreed to the provisions of this Article VIII.
SECTION 8.02.Administrative Agent’s Reliance, Limitation of Liability, Etc.
(a)Neither the Administrative Agent nor any of its Related Parties shall be (i) liable for any action taken or omitted to be taken by such party, the Administrative Agent or any of its Related
Parties under or in connection with this Agreement or the other Loan Documents (x) with the consent of or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or (y) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and non-appealable judgment) or (ii) responsible in any manner to any of the
Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic
Signature transmitted by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page) or for any failure of any Loan Party to perform its obligations hereunder or thereunder.
(b)The Administrative Agent shall be deemed not to have knowledge of any (i)
notice of any of the events or circumstances set forth or described in Section 5.02 unless and until written notice thereof stating that it is a “notice under Section 5.02” in respect of this Agreement and identifying the specific clause under said Section is given to the Administrative Agent by the Company or (ii) notice of any Default or Event of Default unless and until written notice thereof (stating that it is a “notice of
Default” or a “notice of an Event of Default”) is given to the Administrative Agent by the Company, a
Lender or the Issuing Bank.  Further, the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants,

agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default or Event of Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan
Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent or (vi) the creation, perfection or priority of Liens on the
Collateral or the existence of the Collateral. Notwithstanding anything herein to the contrary, the
Administrative Agent shall not be liable for, or be responsible for any Liabilities, costs or expenses suffered by the Company, any Subsidiary, any Lender or the Issuing Bank as a result of, any determination of the Credit Exposure, any of the component amounts thereof or any portion thereof attributable to each Lender or the Issuing Bank or any Dollar Amount thereof.
(c)Without limiting the foregoing, the Administrative Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with
Section 9.04, (ii) may rely on the Register to the extent set forth in Section 9.04(b), (iii) may consult with legal counsel (including counsel to the Company), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lender or the Issuing Bank and shall not be responsible to any Lender or the Issuing
Bank for any statements, warranties or representations made by or on behalf of any Loan Party in connection with this Agreement or any other Loan Document, (v) in determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Bank, may presume that such condition is satisfactory to such Lender or the Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or the Issuing Bank sufficiently in advance of the making of such
Loan or the issuance of such Letter of Credit and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, any electronic message,
Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper party or parties (whether or not such Person in fact meets the requirements set forth in the Loan
Documents for being the maker thereof).
SECTION 8.03.Posting of Communications.
(a)The Borrowers agree that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders and the Issuing Bank by posting the
Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic
Platform”).
(b)Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the
Administrative Agent from time to time (including, as of the Effective Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, the Issuing Bank and each of the Borrowers acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative

Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, the Issuing Bank and each of the Borrowers hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution.
(c)THE APPROVED ELECTRONIC PLATFORM AND THE
COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE
PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS
OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC
PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE
APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF
ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF
MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF
THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE
BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE
APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT,
ANY ARRANGER, THE SYNDICATION AGENT, THE DOCUMENTATION AGENT OR ANY OF
THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE
ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, THE ISSUING BANK OR ANY OTHER
PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT,
SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER
IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE
ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE
INTERNET OR THE APPROVED ELECTRONIC PLATFORM.
(d)Each Lender and the Issuing Bank agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents.
Each Lender and the Issuing Bank agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s or the Issuing Bank’s (as applicable) email address to which the foregoing notice may be sent by electronic transmission and (ii)
that the foregoing notice may be sent to such email address.
(e)Each of the Lenders, the Issuing Bank and each of the Borrowers agrees that the
Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative
Agent’s generally applicable document retention procedures and policies.
(f)Nothing herein shall prejudice the right of the Administrative Agent, any Lender or the Issuing Bank to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.
SECTION 8.04.The Administrative Agent Individually.  With respect to its
Commitments, Loans (including Swingline Loans) and Letters of Credit, the Person serving as the
Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or the Issuing
Bank, as the case may be. The terms “Issuing Bank”, “Lenders”, “Required Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity as a Lender, the Issuing Bank or as one of the Required Lenders, as applicable. The
Person serving as the Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, the Company, any Subsidiary or any Affiliate of any of the foregoing as if such Person was not acting as the Administrative Agent and without any duty to account therefor to the Lenders or the Issuing Bank.
SECTION 8.05.Successor Administrative Agent.
(a)The Administrative Agent may resign at any time by giving 30 days’ prior written notice thereof to the Lenders, the Issuing Bank and the Company, whether or not a successor
Administrative Agent has been appointed. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative
Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent, which shall be a bank with an office in New York, New York or an Affiliate of any such bank. In either case, such appointment shall be subject to the prior written approval of the Company (which approval may not be unreasonably withheld and shall not be required while an Event of Default has occurred and is continuing). Upon the acceptance of any appointment as Administrative Agent by a successor
Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent. Upon the acceptance of appointment as Administrative Agent by a successor Administrative Agent, the retiring Administrative
Agent shall be discharged from its duties and obligations under this Agreement and the other Loan
Documents. Prior to any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents.
(b)Notwithstanding paragraph (a) of this Section, in the event no successor
Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative
Agent may give notice of the effectiveness of its resignation to the Lenders, the Issuing Bank and the
Company, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Collateral Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties, and continue to be entitled to the rights set forth in such Collateral
Document and Loan Document, and, in the case of any Collateral in the possession of the Administrative
Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative
Agent is appointed and accepts such appointment in accordance with this Section (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Collateral Document, including any action required to maintain the perfection of any such security interest) and (ii) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (A) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (B)
all notices and other communications required or contemplated to be given or made to the Administrative
Agent shall directly be given or made to each Lender and the Issuing Bank. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article VIII and
Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent and in respect of the matters referred to in the proviso under clause (i) above.
SECTION 8.06.Acknowledgements of Lenders and Issuing Bank.
(a)Each Lender and the Issuing Bank represents and warrants that (i) the Loan
Documents set forth the terms of a commercial lending facility, (ii) in participating as a Lender, it is engaged in making, acquiring or holding commercial loans  and in providing other facilities set forth herein as may be applicable to such Lender or the Issuing Bank, in each case in the ordinary course of business, and not for the purpose of investing in the general performance or operations of the Borrowers, or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security (and each Lender and the Issuing Bank agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities laws), (iii) it has, independently and without reliance upon the Administrative Agent, any Arranger, the Syndication Agent, the Documentation
Agent or any other Lender or the Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder and (iv)
it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or the Issuing Bank, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender and the Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger, the Syndication Agent,
the Documentation Agent or any other Lender or the Issuing Bank, or any of the Related Parties of any of
the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Company and its
Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
(b)Each Lender, by delivering its signature page to this Agreement on the Effective
Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date.
(c)
(i)Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one (1) Business Day thereafter (or such later date as the

Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative
Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the
Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the
Administrative Agent at the greater of the NYFRB Rate and a rate determined by the
Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the
Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine.  A notice of the Administrative
Agent to any Lender under this Section 8.06(c) shall be conclusive, absent manifest error.
(ii)Each Lender hereby further agrees that if it receives a Payment from the
Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment.  Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such
Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one (1) Business Day thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Payment (or portion thereof)
as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
(iii)The Company and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous
Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations (or any other
Secured Obligations) owed by the Company or any other Loan Party.
(iv)Each party’s obligations under this Section 8.06(c) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document.
SECTION 8.07.Collateral Matters.
(a)Except with respect to the exercise of setoff rights in accordance with Section
9.08 or with respect to a Secured Party’s right to file a proof of claim in an insolvency proceeding, no
Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any

Guarantee of the Secured Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent on behalf of the Secured
Parties in accordance with the terms thereof.  In its capacity, the Administrative Agent is a
“representative” of the Secured Parties within the meaning of the term “secured party” as defined in the
UCC.  In the event that any Collateral is hereafter pledged by any Person as collateral security for the
Secured Obligations, the Administrative Agent is hereby authorized, and hereby granted a power of attorney, to execute and deliver on behalf of the Secured Parties any Loan Documents necessary or appropriate to grant and perfect a Lien on such Collateral in favor of the Administrative Agent on behalf of the Secured Parties.  The Lenders hereby authorize the Administrative Agent, at its option and in its discretion, to release any Lien granted to or held by the Administrative Agent upon any Collateral (i) as described in Section 9.02(d); (ii) as permitted by, but only in accordance with, the terms of the applicable
Loan Document; or (iii) if approved, authorized or ratified in writing by the Required Lenders, unless such release is required to be approved by all of the Lenders hereunder.  Upon request by the
Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent’s authority to release particular types or items of Collateral pursuant hereto.  Upon any sale or transfer of assets constituting Collateral which is permitted pursuant to the terms of any Loan Document, or consented to in writing by the Required Lenders or all of the Lenders, as applicable, and upon at least five
(5) Business Days’ prior written request by the Company to the Administrative Agent, the Administrative
Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Administrative Agent for the benefit of the
Secured Parties herein or pursuant hereto upon the Collateral that was sold or transferred; provided, however, that (i) the Administrative Agent shall not be required to execute any such document on terms which, in the Administrative Agent’s reasonable opinion, would expose the Administrative Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Secured
Obligations or any Liens upon (or obligations of the Loan Parties in respect of) all interests retained by any Loan Party, including (without limitation) the proceeds of the sale, all of which shall continue to constitute part of the Collateral.  Any execution and delivery by the Administrative Agent of documents in connection with any such release shall be without recourse to or warranty by the Administrative Agent.
(b)In furtherance of the foregoing and not in limitation thereof, no Banking Services
Agreement or Swap Agreement will create (or be deemed to create) in favor of any Secured Party that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under any Loan Document. By accepting the benefits of the Collateral, each
Secured Party that is a party to any such Banking Services Agreement or Swap Agreement, as applicable, shall be deemed to have appointed the Administrative Agent to serve as administrative agent and collateral agent under the Loan Documents and agreed to be bound by the Loan Documents as a Secured
Party thereunder, subject to the limitations set forth in this paragraph.
(c)The Secured Parties irrevocably authorize the Administrative Agent, at its option and in its discretion, to subordinate any Lien on any property granted to or held by the Administrative
Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section
6.02(b). The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the
Lenders or any other Secured Party for any failure to monitor or maintain any portion of the Collateral.

SECTION 8.08.Credit Bidding. The Secured Parties hereby irrevocably authorize the
Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the
Secured Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Secured Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral
(a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections
363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan
Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Secured Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the
Administrative Agent at the direction of the Required Lenders on a ratable basis (with Secured
Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid, (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties’
ratable interests in the Secured Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required
Lenders contained in Section 9.02 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Secured Obligations which were credit bid, interests, whether as equity, partnership interests, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Secured Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Secured Obligations assigned to the acquisition vehicle exceeds the amount of Secured Obligations credit bid by the acquisition vehicle or otherwise), such
Secured Obligations shall automatically be reassigned to the Secured Parties pro rata with their original interest in such Secured Obligations and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Secured Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Secured Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative
Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid.

SECTION 8.09.Certain ERISA Matters.
(a)Each Lender (x) represents and warrants, as of the date such Person became a
Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, any
Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the
Company or any other Loan Party, that at least one of the following is and will be true:
(i)such Lender is not using “plan assets” (within the meaning of the Plan
Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of
Credit or the Commitments,
(ii)the transaction exemption set forth in one or more PTEs, such as PTE
84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such
Lender’s entrance into, participation in, administration of and performance of the Loans, the
Letters of Credit, the Commitments and this Agreement,
(iii)(A) such Lender is an investment fund managed by a “Qualified
Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified
Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this
Agreement, (C) the entrance into, participation in, administration of and performance of the
Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such
Lender’s entrance into, participation in, administration of and performance of the Loans, the
Letters of Credit, the Commitments and this Agreement, or
(iv)such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and the Arrangers, the Syndication Agent, the
Documentation Agent or any of their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Loan Party, that none of the Administrative Agent, or the
Arrangers, the Syndication Agent, the Documentation Agent or any of their respective Affiliates is a fiduciary with respect to the Collateral or the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan
Document or any documents related hereto or thereto).

(c)The Administrative Agent, each Arranger, the Syndication Agent and the
Documentation Agent each hereby inform the Lenders that each such Person is not undertaking to provide investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the
Loans, the Letters of Credit, the Commitments, this Agreement and any other Loan Documents, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such
Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, commitment fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent fees or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.
SECTION 8.10.Borrower Communications.
(a)The Administrative Agent, the Lenders and the Issuing Bank agree that the
Company may, but shall not be obligated to, make any Borrower Communications to the Administrative
Agent through an electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Borrower Portal”).(a) Although the Approved Borrower Portal and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/
password authorization system), each of the Lenders, the Issuing Bank and each of the Borrowers acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of the Company that are added to the Approved Borrower Portal, and that there may be confidentiality and other risks associated with such distribution.  Each of the Lenders, the Issuing Bank and each of the Borrowers hereby approves distribution of Borrower Communications through the
Approved Borrower Portal and understands and assumes the risks of such distribution.
(b)THE APPROVED BORROWER PORTAL IS PROVIDED “AS IS” AND “AS
AVAILABLE”. THE APPLICABLE PARTIES DO NOT WARRANT THE ACCURACY OR
COMPLETENESS OF THE BORROWER COMMUNICATION, OR THE ADEQUACY OF THE
APPROVED BORROWER PORTAL AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR
OMISSIONS IN THE APPROVED BORROWER PORTAL AND THE BORROWER
COMMUNICATIONS.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY,
INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR
PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES
OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH
THE BORROWER COMMUNICATIONS OR THE APPROVED BORROWER PORTAL.  IN NO
EVENT SHALL THE APPLICABLE PARTIES HAVE ANY LIABILITY TO ANY LOAN PARTY,
ANY LENDER, THE ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF
ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR
CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR
OTHERWISE) ARISING OUT OF THE BORROWERS’ TRANSMISSION OF BORROWER
COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED BORROWER PORTAL.

“Borrower Communications” means, collectively, any Borrowing Request, Interest Election
Request, notice of prepayment, notice requesting the issuance, amendment or extension of a Letter of
Credit or other notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Company or any other Loan Party to the Administrative Agent through an
Approved Borrower Portal.
(c)  Each Lender, each Issuing Bank and each of the Borrowers agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Borrower Communications on the Approved Borrower Portal in accordance with the
Administrative Agent’s generally applicable document retention procedures and policies.
(d)Nothing herein shall prejudice the right of any Borrower to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan
Document.
ARTICLE IX
Miscellaneous
SECTION 9.01.Notices.  (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy (or, in the case of notices and other communications to the Borrowers, by e-mail), as follows:
(i)if to any Borrower, to it at c/o Standard Motor Products, Inc., 37-18 Northern
Boulevard, Long Island City, New York 11101, Attention of Erin Pawlish, Treasurer (E-Mail:
erin.pawlish@smpcorp.com; Telephone No. 718-316-4188);
(ii)if to the Administrative Agent or the Swingline Lender from any Borrower, to
JPMorgan Chase Bank, N.A. at the address separately provided to the Borrowers;
(iii)if to the Administrative Agent from the Lenders, to JPMorgan Chase Bank, N.A.,
395 N Service Road, Suite 302, Melville, New York, Attention of Jason Hand (Telecopy No.
(631)755-5209; Email: jason.c.hand@chase.com);
(iv)if to an Issuing Bank, to it at the address separately provided to the Borrowers;
and
(v)if to any other Lender, to it at its address (or telecopy number) set forth in its
Administrative Questionnaire.
Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).  Notices delivered through Approved Electronic Platforms or Approved Borrower Portals, to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).

(b)Notices and other communications to any Loan Party, the Lenders, the
Administrative Agent and the Issuing Bank hereunder may be delivered or furnished by using Approved
Electronic Platforms or Approved Borrower Portals (as applicable), in each case, pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to
Article II unless otherwise agreed by the Administrative Agent and the applicable Lender.  The
Administrative Agent or the Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it;
provided that approval of such procedures may be limited to particular notices or communications.
(c)Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses
(i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.
(d)Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto.
SECTION 9.02.Waivers; Amendments.  (a) No failure or delay by the Administrative
Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other
Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan
Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this
Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the
Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.
(b)Except as provided in Section 2.20 with respect to an Incremental Term Loan
Amendment or as provided in Section 2.23 with respect to the extension of the Maturity Date or as provided in Section 2.24 with respect to an ESG Amendment or as provided in Section 2.14(b) and
Section 2.14(c), neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required
Lenders or by the Borrowers and the Administrative Agent with the consent of the Required Lenders;
provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender directly affected thereby (except that (A) any amendment or modification of the financial covenants in this Agreement (or defined terms used in the financial covenants in this Agreement) or any waiver or reduction of any Borrower’s obligation to pay interest or fees at the applicable default rate set forth in
Section 2.13(d) shall not constitute a reduction in the rate of interest or fees for purposes of this clause (ii)
and (B) for the avoidance of doubt, the ESG Amendment entered into pursuant to Section 2.24 or, following the effectiveness of the ESG Amendment, any amendment or other modification of the ESG
Pricing Provisions shall only require the consent of the Required Lenders pursuant to the terms and conditions of Section 2.24), (iii) postpone the scheduled date of payment of the principal amount of any
Loan or LC Disbursement, or any interest thereon (other than interest payable at the applicable default rate set forth in Section 2.13(d)), or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly affected thereby (other than any reduction of the amount of, or any extension of the payment date for, the mandatory prepayments required under Section 2.11 (excluding
Section 2.11(e) which shall require the consent of each Lender), in each case which shall only require the approval of the Required Lenders), (iv) change Section 2.09(c) or 2.18(b) or (d) in a manner that would alter the ratable reduction of Commitments or the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change the payment waterfall provisions of Section 2.22(b) or
7.03 without the written consent of each Lender, (vi) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of
Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender (it being understood that, solely with the consent of the parties prescribed by Section 2.20 to be parties to an Incremental Term Loan Amendment,
Incremental Term Loans may be included in the determination of Required Lenders on substantially the same basis as the Commitments and the Loans are included on the Effective Date), (vii) without the prior written consent of each Lender directly and adversely affected thereby, (x) subordinate, or have the effect of subordinating, the Obligations hereunder to any other Indebtedness, or (y) subordinate, or have the effect of subordinating, the Liens securing the Obligations to Liens securing any other Indebtedness,
(viii) (x) release the Company from its obligations under Article X or (y) release all or substantially all of the Subsidiary Guarantors from their obligations under the Subsidiary Guaranty, in each case, without the written consent of each Lender, or (ix) except as provided in clause (d) of this Section or in any Collateral
Document, release all or substantially all of the Collateral, without the written consent of each Lender;
provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the
Administrative Agent, the Issuing Bank or the Swingline Lender hereunder without the prior written consent of the Administrative Agent, the Issuing Bank or the Swingline Lender, as the case may be (it being understood that any change to Section 2.22 shall require the consent of the Administrative Agent, the Issuing Bank and the Swingline Lender); and provided further that no such agreement shall amend or modify the provisions of Section 2.06 without the prior written consent of the Administrative Agent and the Issuing Bank.  Notwithstanding the foregoing, no consent with respect to any amendment, waiver or other modification of this Agreement shall be required of any Defaulting Lender, except with respect to any amendment, waiver or other modification referred to in clause (i), (ii) or (iii) of the first proviso of this paragraph and then only in the event such Defaulting Lender shall be directly affected by such amendment, waiver or other modification.
(c)Notwithstanding the foregoing, this Agreement and any other Loan Document may be amended (or amended and restated) with the written consent of the Required Lenders, the
Administrative Agent and the Borrowers (x) to add one or more credit facilities (in addition to the
Incremental Term Loans pursuant to an Incremental Term Loan Amendment) to this Agreement and to permit extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the
Revolving Loans, the initial Term Loans, Incremental Term Loans and the accrued interest and fees in respect thereof and (y) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and Lenders (it being understood and agreed that any such amendment in connection with new or increases to the Commitments and/or Incremental Term Loans in
accordance with Section 2.20 shall require solely the consent of the parties prescribed by such Section and shall not require the consent of the Required Lenders).
(d)The Lenders hereby irrevocably authorize the Administrative Agent, at its option and in its sole discretion, to release any Liens granted to the Administrative Agent by the Loan Parties on any Collateral (i) upon the termination of all the Commitments, payment and satisfaction in full in cash of all Secured Obligations (other than Swap Obligations not yet due and payable, Banking Services
Obligations not yet due and payable, Unliquidated Obligations for which no claim has been made and other Obligations expressly stated to survive such payment and termination), and the cash collateralization of all Unliquidated Obligations in a manner satisfactory to the Administrative Agent,
(ii) constituting property being sold or disposed of if the Company certifies to the Administrative Agent that the sale or disposition is made in compliance with the terms of this Agreement (and the
Administrative Agent may rely conclusively on any such certificate, without further inquiry),
(iii) constituting property leased to the Company or any Subsidiary under a lease which has expired or been terminated in a transaction permitted under this Agreement, (iv) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Administrative
Agent and the Lenders pursuant to Article VII, or (v) that is property of a Subsidiary Guarantor, upon the release of such Subsidiary Guarantor from its obligations under the Subsidiary Guaranty.  Any such release shall not in any manner discharge, affect, or impair the Secured Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral (except to the extent any of the foregoing constitutes Excluded Assets).  In addition, each of the Lenders, on behalf of itself and any of its Affiliates that are Secured Parties, irrevocably authorizes the Administrative Agent, at its option and in its discretion, (i) to subordinate any Lien on any assets granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(e) or (ii) in the event that the Company shall have advised the Administrative Agent that, notwithstanding the use by the Company of commercially reasonable efforts to obtain the consent of such holder (but without the requirement to pay any sums to obtain such consent) to permit the Administrative Agent to retain its liens (on a subordinated basis as contemplated by clause (i) above), the holder of such other Indebtedness requires, as a condition to the extension of such credit, that the Liens on such assets granted to or held by the Administrative Agent under any Loan Document be released, to release the Administrative Agent’s Liens on such assets.
(e)If, in connection with any proposed amendment, waiver or consent  requiring the consent of “each Lender” or “each Lender directly affected thereby,” the consent of the Required Lenders is obtained, but the consent of other necessary Lenders is not obtained (any such Lender whose consent is necessary but not obtained being referred to herein as a “Non-Consenting Lender”), then the Company may elect to replace a Non-Consenting Lender as a Lender party to this Agreement, provided that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Company and the Administrative Agent shall agree, as of such date, to purchase for cash the Loans and other Obligations due to the Non-Consenting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-
Consenting Lender to be terminated as of such date and to comply with the requirements of clause (b) of
Section 9.04, (ii) each Borrower shall pay to such Non-Consenting Lender in same day funds on the day of such replacement (1) all interest, fees and other amounts then accrued but unpaid to such Non-
Consenting Lender by such Borrower hereunder to and including the date of termination, including without limitation payments due to such Non-Consenting Lender under Sections 2.15 and 2.17, and (2) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 2.16 had the Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the replacement Lender and (iii) such Non-Consenting Lender shall have received the outstanding principal amount of its Loans and participations in LC Disbursements.  Each party hereto agrees that (i) an assignment required pursuant to this paragraph may be effected pursuant to an
Assignment and Assumption executed by the Company, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (ii) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto.
(f)Notwithstanding anything herein to the contrary, as to any amendment or amendment and restatement otherwise approved in accordance with this Section, it shall not be necessary to obtain the consent or approval of any Lender that, upon giving effect to such amendment or amendment and restatement, would have no Commitment or outstanding Loans so long as such Lender receives payment in full of the principal of and interest accrued on each Loan made by, and all other amounts owing to, such Lender or accrued for the account of such Lender under this Agreement and the other Loan Documents at the time such amendment, amendment and restatement or other modification becomes effective.
(g)Notwithstanding anything to the contrary herein, if the Administrative Agent and the Company acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document, then the Administrative Agent and the Company shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement.
SECTION 9.03.Expenses; Limitation of Liability; Indemnity; Etc.
(a)Expenses.  The Company shall pay (i) all reasonable and documented out-of-
pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of a single counsel for the Administrative Agent and of a single local counsel to the Administrative Agent in each relevant jurisdiction (which may include a single special counsel acting in multiple other jurisdictions) and of such other counsel retained with the prior written consent of the Company (such consent not to be unreasonably withheld or delayed)), in connection with the syndication and distribution (including, without limitation, via the internet or through a service such as
SyndTrak or Intralinks) of the credit facilities provided for herein, the preparation and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment or extension of any Letter of Credit or any demand for payment thereunder and
(iii) all out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender,
including the fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing
Bank or any Lender (which shall be limited to one primary counsel and, if reasonably necessary, one local counsel in each relevant jurisdiction for all Indemnitees taken as a whole (and, solely in the case of an actual or perceived conflict of interest (as reasonably determined by the applicable Indemnitee), where the
Indemnitee affected by such conflict informs the Company of such conflict, one additional counsel for each group of affected Indemnitees and, if reasonably necessary, one local counsel per relevant jurisdiction but excluding allocated fees and costs of in-house counsel)), in connection with the enforcement, collection or protection of its rights in connection with this Agreement and any other Loan
Document, including its rights under this Section, or in connection with the Loans made or Letters of
Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.
(b)Limitation of Liability.  To the extent permitted by applicable law (i) the
Company and any other Loan Party shall not assert, and the Company and each other Loan Party hereby waives, any claim against the Administrative Agent, any Arranger, the Sustainability Structuring Agent,
the Syndication Agent, the Documentation Agent, the Issuing Bank and any Lender, and any Related
Party of any of the foregoing Persons (each such Person being called a “Lender-Related Person”) for any
Liabilities arising from the use by others of information or other materials (including, without limitation, any personal data) obtained through telecommunications, electronic or other information transmission systems (including the Internet, any Approved Electronic Platform and any Approved Borrower Portal),
and (ii) no party hereto shall assert, and each such party hereby waives, any Liabilities against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the
Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this Section 9.03(b) shall relieve the Company or any other Loan Party of any obligation it may have to indemnify an Indemnitee, as provided in Section 9.03(c), against any special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party.
(c)Indemnity.  The Company shall indemnify the Administrative Agent, each
Arranger, the Sustainability Structuring Agent, the Syndication Agent, the Documentation Agent, the
Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all Liabilities and related expenses, including the fees, charges and disbursements of any counsel (with any legal expenses limited to one primary counsel and, if reasonably necessary, one local counsel in each relevant jurisdiction for all Indemnitees taken as a whole (and, solely in the case of an actual or perceived conflict of interest (as reasonably determined by the applicable Indemnitee), where the Indemnitee affected by such conflict informs the Company of such conflict, one additional counsel for each group of affected
Indemnitees and, if reasonably necessary, one local counsel per relevant jurisdiction but excluding allocated fees and costs of in-house counsel) for any Indemnitee, incurred by or asserted against any
Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this
Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby,
(ii) the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (iii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iv) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Company or any of its
Subsidiaries, or any Environmental Liability related in any way to the Company or any of its Subsidiaries,
or (v) any actual or prospective  Proceeding relating to any of the foregoing, whether or not such
Proceeding is brought by the Company or any other Loan Party or its or their respective equity holders,
Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any
Indemnitee, be available to the extent that such Liabilities or related expenses (A) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (i) the bad faith, gross negligence or willful misconduct of such Indemnitee, or (ii) such Indemnitee’s material breach of its express obligations under any of the Loan Documents pursuant to a claim initiated by the
Company, or (B) arise out of, or in connection with, any claim, action, suit, inquiry, litigation, investigation or proceeding that does not involve an act or omission by the Company or any of its
Subsidiaries and that is brought by an Indemnitee against any other Indemnitee (other than any claim, action, suit, inquiry, litigation, investigation or proceeding against the relevant Indemnitee in its capacity or in fulfilling its role as an agent, Arranger, Issuing Bank, Swingline Lender or similar role under this
Agreement or the other Loan Documents).  This Section 9.03(c) shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim.
(d)Lender Reimbursement.  Each Lender severally agrees to pay any amount required to be paid by the Company under paragraph (a), (b) or (c) of this Section 9.03 to the
Administrative Agent, the Issuing Bank and the Swingline Lender, and each Related Party of any of the foregoing Persons (each, an “Agent-Related Person”) (to the extent not reimbursed by the Company and without limiting the obligation of the Company to do so), ratably according to their respective Applicable
Percentage in effect on the date on which such payment is sought under this Section (or, if such payment is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Applicable Percentage immediately prior to such date), and agrees to indemnify and hold each Agent-Related Person harmless from and against any and all Liabilities and related expenses, including the fees, charges and disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent-Related Person in any way relating to or arising out of the Commitments, this
Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent-
Related Person under or in connection with any of the foregoing; provided that the unreimbursed expense or Liability or related expense, as the case may be, was incurred by or asserted against such Agent-
Related Person in its capacity as such; provided further that no Lender shall be liable for the payment of any portion of such Liabilities, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted primarily from such Agent-
Related Person’s bad faith, gross negligence or willful misconduct.  The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.
(e)All amounts due under this Section 9.03 shall be payable not later than fifteen
(15) days after written demand therefor.
SECTION 9.04.Successors and Assigns.  (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that
(i) no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section.  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any
Letter of Credit),  Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)(i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Persons (other than an Ineligible Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments, participations in Letters of Credit and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld, conditioned or delayed) of:
(A)the Company (provided that the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the
Administrative Agent within ten (10) Business Days after having received notice thereof); provided, further, that no consent of the Company shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of
Default arising pursuant to any of Sections 7.01(a), (b), (h) or (i) has occurred and is continuing, any other assignee;
(B)the Administrative Agent;
(C)the Issuing Bank; provided that no consent of an Issuing Bank shall be required if (x) an Event of Default occurs with respect to the Company under Sections
7.01(h) or 7.01(i) and (y) such Issuing Bank has no outstanding Letters of Credit at that time; provided further that no consent of the Issuing Bank shall be required for an assignment of all or any portion of a Term Loan; and
(D)the Swingline Lender; provided that no consent of the Swingline Lender shall be required if (x) an Event of Default occurs with respect to the Company under
Sections 7.01(h) or 7.01(i) and (y) the Swingline Lender has no outstanding Swingline
Loans at that time; provided further that no consent of the Swingline Lender shall be required for an assignment of all or any portion of a Term Loan.
(ii)Assignments shall be subject to the following additional conditions:
(A)except in the case of an assignment to a Lender or an Affiliate of a
Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the
Administrative Agent) shall not be less than $10,000,000 (in the case of Global Tranche
Revolving Commitments and Global Tranche Revolving Loans), $1,000,000 (in the case of Danish Tranche Revolving Commitments and Danish Tranche Revolving Loans) or
$5,000,000 (in the case of a Term Loan) unless each of the Company and the
Administrative Agent otherwise consent; provided that no such consent of the Company shall be required if an Event of Default arising pursuant to any of Sections 7.01(a), (b),
(h) or (i) has occurred and is continuing;
(B)each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this
Agreement; provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one
Class of Commitments or Loans;
(C)the parties to each assignment shall execute and deliver to the
Administrative Agent (x) an Assignment and Assumption or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an
Approved Electronic Platform as to which the Administrative Agent and the parties to the
Assignment and Assumption are participants, together with a processing and recordation fee of $3,500; and
(D)the assignee, if it shall not be a Lender, shall deliver to the
Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Company and its Affiliates and their Related
Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including federal and state securities laws.
For the purposes of this Section 9.04(b), the terms “Approved Fund” and “Ineligible
Institution” have the following meanings:
“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or
(c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Ineligible Institution” means (a) a natural person, (b) a Defaulting Lender or its Lender
Parent, (c) the Company, any of its Subsidiaries or any of its Affiliates, or (d) a company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s)
thereof.
(iii)Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this
Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such
Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such
Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03).  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this
Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.
(iv)The Administrative Agent, acting for this purpose as an agent of each Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each
Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the

Register shall be conclusive, and the Borrowers, the Administrative Agent, the Issuing Bank and
the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Company, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(v)Upon its receipt of (x) a duly completed Assignment and Assumption executed by an assigning Lender and an assignee or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic
Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to
Section 2.05(c), 2.06(d) or (e), 2.07(b), 2.18(e) or 9.03(d), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the
Register unless and until such payment shall have been made in full, together with all accrued interest thereon.  No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.
(c)Any Lender may, without the consent of, or notice to, any Borrower, the
Administrative Agent, the Issuing Bank or the Swingline Lender, sell participations to one or more banks or other entities (a “Participant”), other than an Ineligible Institution, in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the
Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged; (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (C) the Borrowers, the Administrative Agent, the Issuing Bank and
the other Lenders shall continue to deal solely and directly with such Lender in connection with such
Lender’s rights and obligations under this Agreement.  Any agreement or instrument pursuant to which a
Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this
Agreement and to approve any amendment, modification or waiver of any provision of this Agreement;
provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to
Section 9.02(b) that affects such Participant.  Each Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the requirements and limitations therein, including the requirements under Section 2.17(f) (it being understood that the documentation required under Section 2.17(f) shall be delivered to the participating Lender)) to the same extent as if it were a
Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 2.18 and 2.19 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Section 2.15 or 2.17, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a
Change in Law that occurs after the Participant acquired the applicable participation.  Each Lender that sells a participation agrees, at the Company’s request and expense, to use reasonable efforts to cooperate with the Company to effectuate the provisions of Section 2.19(b) with respect to any Participant.  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.18(d) as though it were a

Lender.  Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any
Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of
Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations or Section 1.163-5(b)
of the Proposed United States Treasury Regulations (or, in each case, any amended or successor version).
The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(d)Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
SECTION 9.05.Survival.  All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan
Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative
Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid or any Letter of
Credit is outstanding (unless such Letter of Credit has been cash collateralized or backstopped pursuant to arrangements reasonably satisfactory to the Administrative Agent and the Issuing Bank) and so long as the Commitments have not expired or terminated.  The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any other Loan Document or any provision hereof or thereof.
SECTION 9.06.Counterparts; Integration; Effectiveness; Electronic Execution.  This
Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or to the lenders or arrangers under the Existing Credit
Agreement constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of (x) this Agreement,
(y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic
Signature transmitted by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this
Agreement, such other Loan Document or such Ancillary Document, as applicable.  The words
“execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic
Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be;
provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any
Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such
Electronic Signature purportedly given by or on behalf of the Company or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such
Electronic Signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic
Signature shall be promptly followed by a manually executed counterpart.  Without limiting the generality of the foregoing, the Company and each other Loan Party hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the
Company and the other Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (ii) agrees that the
Administrative Agent and each of the Lenders may, at its option, create one or more copies of this
Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim against any
Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any
Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page, including any
Liabilities arising as a result of the failure of the Company and/or any other Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic
Signature.

SECTION 9.07.Severability.  Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 9.08.Right of Setoff.  If an Event of Default shall have occurred and be continuing, each Lender, the Issuing Bank, and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and other obligations at any time owing, by such Lender, the Issuing Bank or any such Affiliate, to or for the credit or the account of any Borrower against any and all of the obligations of the Borrowers now or hereafter existing under this Agreement or any other Loan Document to such Lender or the Issuing Bank or their respective
Affiliates, irrespective of whether or not such Lender, the Issuing Bank or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the
Borrowers may be contingent or unmatured or are owed to a branch office or Affiliate of such Lender or the Issuing Bank different from the branch office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff,
(x) all amounts so setoff shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.22 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the
Administrative Agent, the Issuing Bank, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Secured Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.  The rights of each Lender, the Issuing Bank and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the Issuing Bank or their respective Affiliates may have.  Each Lender and the Issuing Bank agrees to notify the Company and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.
SECTION 9.09.Governing Law; Jurisdiction; Consent to Service of Process.
(a)THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT AS
OTHERWISE EXPRESSLY SET FORTH IN ANY SUCH OTHER LOAN DOCUMENT) SHALL BE
CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF
NEW YORK.
(b)Each of the Lenders and the Administrative Agent hereby irrevocably and unconditionally agrees that, notwithstanding the governing law provisions of any applicable Loan
Document, any claims brought against the Administrative Agent by any Secured Party relating to this
Agreement, any other Loan Document, the Collateral or the consummation or administration of the transactions contemplated hereby or thereby shall be construed in accordance with and governed by the law of the State of New York.
(c)Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern
District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the  Borough of Manhattan), and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Related Parties may only) be heard and determined in such Federal (to the extent permitted by law) or New York State court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
Nothing in this Agreement or in any other Loan Document shall (i) affect any right that the
Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction, (ii) waive any statutory, regulatory, common law, or other rule, doctrine, legal restriction, provision or the like providing for the treatment of bank branches, bank agencies, or other bank offices as if they were separate juridical entities for certain purposes, including
Uniform Commercial Code Sections 4-106, 4-A-105(1)(b), and 5-116(b), UCP 600 Article 3 and ISP98
Rule 2.02, and URDG 758 Article 3(a), or (iii) affect which courts have or do not have personal jurisdiction over the issuing bank or beneficiary of any Letter of Credit or any advising bank, nominated bank or assignee of proceeds thereunder or proper venue with respect to any litigation arising out of or relating to such Letter of Credit with, or affecting the rights of, any Person not a party to this Agreement, whether or not such Letter of Credit contains its own jurisdiction submission clause.
(d)Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other
Loan Document in any court referred to in paragraph (c) of this Section.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(e)Each of the parties hereto hereby irrevocably consents to service of process in the manner provided for notices in Section 9.01.  Each Foreign Subsidiary Borrower irrevocably designates and appoints the Company, as its authorized agent, to accept and acknowledge on its behalf, service of any and all process which may be served in any suit, action or proceeding of the nature referred to in
Section 9.09(c) in any federal or New York State court sitting in New York City.  The Company hereby represents, warrants and confirms that the Company has agreed to accept such appointment.  Said designation and appointment shall be irrevocable by each such Foreign Subsidiary Borrower until all
Loans, all reimbursement obligations, interest thereon and all other amounts payable by such Foreign
Subsidiary Borrower hereunder and under the other Loan Documents shall have been paid in full in accordance with the provisions hereof and thereof and such Foreign Subsidiary Borrower shall have been terminated as a Borrower hereunder pursuant to Section 2.25.  Each Foreign Subsidiary Borrower hereby consents to process being served in any suit, action or proceeding of the nature referred to in
Section 9.09(c) in any federal or New York State court sitting in New York City by service of process upon the Company as provided in this Section 9.09(e); provided that, to the extent lawful and possible, notice of said service upon such agent shall be mailed by registered or certified air mail, postage prepaid, return receipt requested, to the Company and (if applicable to) such Foreign Subsidiary Borrower at its address set forth in the Borrowing Subsidiary Agreement to which it is a party or to any other address of which such Foreign Subsidiary Borrower shall have given written notice to the Administrative Agent
(with a copy thereof to the Company).  Each Foreign Subsidiary Borrower irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service in such manner and agrees that such service shall be deemed in every respect effective service of process upon such Foreign
Subsidiary Borrower in any such suit, action or proceeding and shall, to the fullest extent permitted by law, be taken and held to be valid and personal service upon and personal delivery to such Foreign
Subsidiary Borrower.  To the extent any Foreign Subsidiary Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution of a judgment, execution or otherwise), each
Foreign Subsidiary Borrower hereby irrevocably waives such immunity in respect of its obligations under the Loan Documents.  Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
SECTION 9.10.WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY
WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT
MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY
ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR
THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON
CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT
NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED,
EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF
LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES
THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS
AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS
IN THIS SECTION.
SECTION 9.11.Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
SECTION 9.12.Confidentiality.  Each of the Administrative Agent, the Issuing Bank
and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that
Information may be disclosed (a) to its Affiliates’ and its and their respective directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such
Information and instructed to keep such Information confidential), (b) to the extent requested by any
Governmental Authority (including any self-regulatory authority, such as the National Association of
Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies under this Agreement or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (1) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (2) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Company and its obligations, (g) on a confidential basis to (1) any rating agency in connection with rating the Company or its Subsidiaries or the credit facilities provided for herein or (2) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of identification numbers with respect to the credit facilities provided for herein, (h) with the prior written consent of the Company or (i) to the extent such
Information (1) becomes publicly available other than as a result of a breach of this Section or (2)
becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Company.  For the purposes of this Section, “Information” means all information received from the Company relating to the Company or its business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a

nonconfidential basis prior to disclosure by the Company and other than information pertaining to this
Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry.  Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN THE
IMMEDIATELY PRECEDING PARAGRAPH FURNISHED TO IT PURSUANT TO THIS
AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING
THE COMPANY AND  ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES,
AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING
THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE
SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE
PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES
LAWS.
ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND
AMENDMENTS, FURNISHED BY THE COMPANY OR THE ADMINISTRATIVE AGENT
PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE
SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC
INFORMATION ABOUT THE COMPANY, THE OTHER LOAN PARTIES AND THEIR
RELATED PARTIES OR THEIR RESPECTIVE SECURITIES.  ACCORDINGLY, EACH
LENDER REPRESENTS TO THE COMPANY AND THE ADMINISTRATIVE AGENT THAT
IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT
WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC
INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND
APPLICABLE LAW.
For the avoidance of doubt, nothing in this Section 9.12 shall prohibit any Person from voluntarily disclosing or providing any Information within the scope of this confidentiality provision to any governmental, regulatory or self-regulatory organization (any such entity, a “Regulatory Authority”)
to the extent that any such prohibition on disclosure set forth in this Section 9.12 shall be prohibited by the laws or regulations applicable to such Regulatory Authority.  Nothing in any Loan Document shall prevent disclosure of any Information or other matter to the extent that preventing that disclosure would otherwise cause any transaction contemplated by the Loan Documents or any transaction carried out in connection with any transaction contemplated by the Loan Documents to become an arrangement described in Part II A 1 of Annex IV of Directive 2011/16/EU.
SECTION 9.13.USA PATRIOT Act.  Each Lender that is subject to the requirements of the Patriot Act and the requirements of the Beneficial Ownership Regulation hereby notifies each Loan
Party that, pursuant to the requirements of the Patriot Act and the Beneficial Ownership Regulation, it is
required to obtain, verify and record information that identifies such Loan Party, which information includes the name, address and tax identification number of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the Patriot Act and the Beneficial
Ownership Regulation and other applicable “know your customer” and anti-money laundering rules and regulations.

SECTION 9.14.Releases of Subsidiary Guarantors.
(a)A Subsidiary Guarantor shall automatically be released from its obligations under the Subsidiary Guaranty upon the consummation of any transaction permitted by this Agreement as a result of which such Subsidiary Guarantor ceases to be a Subsidiary; provided that, if so required by this
Agreement, the Required Lenders shall have consented to such transaction and the terms of such consent shall not have provided otherwise.  In connection with any termination or release pursuant to this Section, the Administrative Agent shall (and is hereby irrevocably authorized by each Lender to) execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release.  Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Administrative Agent.
(b)Further, the Administrative Agent may (and is hereby irrevocably authorized by each Lender to), upon the request of the Company, release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty (i) if such Subsidiary Guarantor is no longer a Material Domestic
Subsidiary, (ii) becomes an Excluded Subsidiary or is otherwise not required pursuant to the terms of this
Agreement to be a Subsidiary Guarantor; provided that if any Guarantor ceases to be a Wholly-Owned
Restricted Subsidiary, directly or indirectly, of the Company, such Subsidiary shall not be released from its Guarantee of the Secured Obligations unless either (x) it is no longer a direct or indirect Subsidiary of the Company pursuant to a transaction that is otherwise permitted hereunder or (y)(A) the transaction pursuant to which such Subsidiary ceases to be a direct or indirect Wholly-Owned Restricted Subsidiary of the Company is consummated with a bona fide third-party that is not an Affiliate of any Loan Party for fair market value, (B) such Subsidiary does not (I) own or have an exclusive license of any Material
Intellectual Property or (II) own any Equity Interests of any Person that owns or is the exclusive licensee of any Material Intellectual Property, (C) the primary purpose of such transaction is not the release of any
Guarantee or Lien on such Subsidiary (it being understood that this proviso shall not limit the release of any Subsidiary Guarantor that is an Excluded Subsidiary other than not being a Wholly-Owned Restricted
Subsidiary of the Company), and (D) with respect to a release pursuant to this clause (y) after giving pro forma effect to such release and the consummation of the relevant transaction, the Company shall be deemed to have made a new investment in such Person (as if such Person were then newly acquired or formed) and such release shall be subject to such investment being permitted under this Agreement); or
(ii) such release is approved, authorized or ratified by the requisite Lenders pursuant to Section 9.02.
(c)At such time as the principal and interest on the Loans, all LC Disbursements, the fees, expenses and other amounts payable under the Loan Documents and the other Secured Obligations
(other than Swap Obligations not yet due and payable, Banking Services Obligations not yet due and payable, Unliquidated Obligations for which no claim has been made and other Obligations expressly stated to survive such payment and termination) shall have been paid in full in cash, the Commitments shall have been terminated and no Letters of Credit shall be outstanding, the Subsidiary Guaranty and all obligations (other than those expressly stated to survive such termination) of each Subsidiary Guarantor thereunder shall automatically terminate, all without delivery of any instrument or performance of any act by any Person.
SECTION 9.15.Appointment for Perfection.  Each Lender hereby appoints each other
Lender as its agent for the purpose of perfecting Liens, for the benefit of the Administrative Agent and the
Secured Parties, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession or control.  Should any Lender (other than the Administrative Agent)
obtain possession or control of any such Collateral, such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative
Agent’s instructions.
SECTION 9.16.Interest Rate Limitation.  Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this
Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the applicable Overnight Rate to the date of repayment, shall have been received by such Lender.
SECTION 9.17.No Fiduciary Duty, etc.
(a)Each Borrower acknowledges and agrees, and acknowledges its Subsidiaries’
understanding, that no Credit Party will have any obligations except those obligations expressly set forth herein and in the other Loan Documents and each Credit Party is acting solely in the capacity of an arm’s length contractual counterparty to such Borrower with respect to the Loan Documents and the transactions contemplated herein and therein and not as a financial advisor or a fiduciary to, or an agent of, such Borrower or any other person.  Each Borrower agrees that it will not assert any claim against any
Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this
Agreement and the transactions contemplated hereby.  Additionally, each Borrower acknowledges and agrees that no Credit Party is advising such Borrower as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction.  Each Borrower shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated herein or in the other Loan Documents, and the Credit Parties shall have no responsibility or liability to any Borrower with respect thereto.
(b)Each Borrower further acknowledges and agrees, and acknowledges its
Subsidiaries’ understanding, that each Credit Party, together with its Affiliates, in addition to providing or participating in commercial lending facilities such as that provided hereunder, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services.  In the ordinary course of business, any Credit Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, such Borrower, its Subsidiaries and other companies with which such
Borrower or any of its Subsidiaries may have commercial or other relationships.  With respect to any securities and/or financial instruments so held by any Credit Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion.
(c)In addition, each Borrower acknowledges and agrees, and acknowledges its
Subsidiaries’ understanding, that each Credit Party and its Affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which such Borrower or any of its Subsidiaries may have conflicting interests regarding the transactions described herein and otherwise.  No Credit Party will use confidential information obtained from any
Borrower by virtue of the transactions contemplated by the Loan Documents or its other relationships with such Borrower in connection with the performance by such Credit Party of services for other companies, and no Credit Party will furnish any such information to other companies.  Each Borrower also acknowledges that no Credit Party has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to such Borrower or any of its Subsidiaries, confidential information obtained from other companies.
SECTION 9.18.Acknowledgement and Consent to Bail-In of Affected Financial
Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the Write-
Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by the applicable
Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)the effects of any Bail-In Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
SECTION 9.19.Acknowledgement Regarding Any Supported QFCs.  To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a
“Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the
Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit
Support (with the provisions below applicable notwithstanding that the Loan Documents and any
Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the
United States or any other state of the United States):
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”)
becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported
QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such
Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit
Support (and any such interest, obligation and rights in property) were governed by the laws of the United

States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered
Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the
Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such
Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and
the Loan Documents were governed by the laws of the United States or a state of the United States.
Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
SECTION 9.20.Company as Administrative Borrower. Each Foreign Subsidiary
Borrower hereby irrevocably appoints the Company (to the fullest extent permitted by law) as the borrowing agent and attorney-in-fact for all Borrowers and the Company hereby accepts such appointment. Each Foreign Subsidiary Borrower hereby irrevocably appoints and authorizes the Company
(to the fullest extent permitted by law) to take on its behalf all actions required of such Foreign Subsidiary
Borrower under the Loan Documents, and to exercise all powers and to perform all duties of such Foreign
Subsidiary Borrower thereunder, including to submit and receive all certificates, notices, elections, and communications. For the avoidance of doubt and notwithstanding anything in this Agreement or any other
Loan Document to the contrary, each Foreign Subsidiary Borrower agrees that any notice, demand, certificate, delivery or other communication delivered by any Administrative Agent, Issuing Bank or any
Lender to the Company shall be deemed delivered to the Foreign Subsidiary Borrowers at the time of such delivery.
ARTICLE X
Company Guarantee
In order to induce the Lenders to extend credit to the Borrowers hereunder and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the
Company hereby absolutely and irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, the payment when and as due of the Obligations of the Foreign Subsidiary Borrowers
and the Specified Ancillary Obligations (collectively, the “Guaranteed Obligations”).  The Company further agrees that the due and punctual payment of such Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any such extension or renewal of any such Guaranteed
Obligation.
The Company waives presentment to, demand of payment from and protest to any
Subsidiary of any of the Guaranteed Obligations, and also waives notice of acceptance of its obligations and notice of protest for nonpayment.  The obligations of the Company hereunder shall not be affected by
(a) the failure of the Administrative Agent, the Issuing Bank or any Lender (or any of its Affiliates) to
assert any claim or demand or to enforce any right or remedy against any Subsidiary under the provisions of this Agreement, any other Loan Document, any Banking Services Agreement, any Swap Agreement, or
otherwise; (b) any extension or renewal of any of the Guaranteed Obligations; (c) any rescission, waiver, amendment or modification of, or release from, any of the terms or provisions of this Agreement, any other Loan Document, any Banking Services Agreement, any Swap Agreement or any other agreement;
(d) any default, failure or delay, willful or otherwise, in the performance of any of the Guaranteed
Obligations; (e) the failure of the Administrative Agent (or any applicable Lender (or any of its
Affiliates)) to take any steps to perfect and maintain any security interest in, or to preserve any rights to,

any security or collateral for the Guaranteed Obligations, if any; (f) any change in the corporate, partnership or other existence, structure or ownership of any Subsidiary or any other guarantor of any of the Guaranteed Obligations; (g) the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Obligations or any part thereof, or any other invalidity or unenforceability relating to or against any Subsidiary or any other guarantor of any of the Guaranteed
Obligations, for any reason related to this Agreement, any other Loan Document, any Banking Services
Agreement, any Swap Agreement, or any provision of applicable law, decree, order or regulation of any jurisdiction purporting to prohibit the payment by such Subsidiary or any other guarantor of the
Guaranteed Obligations, of any of the Guaranteed Obligations or otherwise affecting any term of any of the Guaranteed Obligations; or (h) any other act, omission or delay to do any other act which may or might in any manner or to any extent vary the risk of the Company or otherwise operate as a discharge of a guarantor as a matter of law or equity or which would impair or eliminate any right of the Company to subrogation.
The Company further agrees that its agreement hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual or collection of any of the Guaranteed Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by the Administrative Agent, the Issuing
Bank or any Lender (or any of its Affiliates) to any balance of any deposit account or credit on the books of the Administrative Agent, the Issuing Bank or any Lender in favor of any Subsidiary or any other
Person.
The obligations of the Company hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever, by reason of the invalidity, illegality or unenforceability of any of the Guaranteed Obligations, any impossibility in the performance of any of the
Guaranteed Obligations or otherwise.
The Company further agrees that its obligations hereunder shall constitute a continuing and irrevocable guarantee of all Guaranteed Obligations now or hereafter existing and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any
Guaranteed Obligation (including a payment effected through exercise of a right of setoff) is rescinded, or is or must otherwise be restored or returned by the Administrative Agent, the Issuing Bank or any Lender
(or any of its Affiliates) upon the insolvency, bankruptcy or reorganization of any Subsidiary or otherwise
(including pursuant to any settlement entered into by a holder of Guaranteed Obligations in its discretion).
In furtherance of the foregoing and not in limitation of any other right which the
Administrative Agent, the Issuing Bank or any Lender (or any of its Affiliates) may have at law or in equity against the Company by virtue hereof, upon the failure of any Subsidiary to pay any Guaranteed
Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Company hereby promises to and will, upon receipt of written demand by the Administrative Agent, the Issuing Bank or any Lender (or any of its Affiliates), forthwith pay, or cause to be paid, to the Administrative Agent, the Issuing Bank or such Lender (or any of such Lender’s
Affiliates) in cash an amount equal to the unpaid principal amount of the Guaranteed Obligations then due, together with accrued and unpaid interest thereon.  The Company further agrees that if payment in respect of any Guaranteed Obligation shall be due in a currency other than Dollars and/or at a place of payment other than New York, Chicago or any other Foreign Currency Payment Office and if, by reason of any Change in Law, disruption of currency or foreign exchange markets, war or civil disturbance or other event, payment of such Guaranteed Obligation in such currency or at such place of payment shall be impossible or, in the reasonable judgment of the Administrative Agent, the Issuing Bank or any Lender
(or any of its Affiliates), disadvantageous to the Administrative Agent, the Issuing Bank or such Lender
(or any of such Lender’s Affiliates) in any material respect, then, at the election of the Administrative
Agent or such Lender, the Company shall make payment of such Guaranteed Obligation in Dollars (based upon the Dollar Amount of such Guaranteed Obligation on the date of payment) and/or in New York,
Chicago or such other Foreign Currency Payment Office as is designated by the Administrative Agent or such applicable Lender (or its Affiliate) and, as a separate and independent obligation, shall indemnify the
Administrative Agent, the Issuing Bank and such Lender (and such Lender’s Affiliates), as applicable, against any losses or reasonable out-of-pocket expenses that it shall sustain as a result of such alternative payment.
Upon payment by the Company of any sums as provided above, all rights of the
Company against any Subsidiary arising as a result thereof by way of right of subrogation or otherwise shall in all respects be subordinated and junior in right of payment to the prior indefeasible payment in full in cash of all the Guaranteed Obligations owed by such Subsidiary to the applicable Lender (or its applicable Affiliates).
The Company hereby absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Subsidiary Guarantor to honor all of its obligations under the Subsidiary Guaranty in respect of Specified Swap Obligations (provided, however, that the Company shall only be liable under this paragraph for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this paragraph or otherwise under this Article X voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The Company intends that this paragraph constitute, and this paragraph shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each
Subsidiary Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
Nothing shall discharge or satisfy the liability of the Company hereunder except the full performance and payment in cash of the Secured Obligations.
ARTICLE XI
Collection Allocation Mechanism
(a)On the CAM Exchange Date, (i) the Commitments shall automatically and without further act be terminated as provided in Article VII, (ii) the principal amount of each Revolving
Loan and LC Disbursement denominated in a Foreign Currency shall automatically and without any further action required, be converted into Dollars (using the exchange rates determined by the
Administrative Agent or the Issuing Bank, as the case may be, and in each case calculated as of the CAM
Exchange Date) in an amount equal to the Dollar Amount of such amount and on and after such date all amounts accruing and owed to any Lender in respect of such Obligations shall accrue and be payable in
Dollars at the rates otherwise applicable hereunder and (iii) the Lenders shall automatically and without further act be deemed to have made reciprocal purchases of interests in the Designated Obligations such that, in lieu of the interests of each Lender in the particular Designated Obligations that it shall own as of such date and immediately prior to the CAM Exchange, such Lender shall own an interest equal to such
Lender’s CAM Percentage in each Designated Obligation.  Each Lender, each Person acquiring a participation from any Lender as contemplated by Section 9.04, and the Borrowers hereby consent and agree to the CAM Exchange.  Each Borrower and each Lender agrees from time to time to execute and deliver to the Administrative Agent all such promissory notes and other instruments and documents as the

Administrative Agent shall reasonably request to evidence and confirm the respective interests and obligations of the Lenders after giving effect to the CAM Exchange, and each Lender agrees to surrender any promissory notes originally received by it hereunder to the Administrative Agent against delivery of any promissory notes so executed and delivered; provided that the failure of any Borrower to execute or deliver or of any Lender to accept any such promissory note, instrument or document shall not affect the validity or effectiveness of the CAM Exchange.
(b)As a result of the CAM Exchange, on and after the CAM Exchange Date, each payment received by the Administrative Agent pursuant to any Loan Document in respect of the
Designated Obligations shall be distributed to the Lenders pro rata in accordance with their respective
CAM Percentages (to be redetermined as of each such date of payment or distribution to the extent required by paragraph (c) below).
(c)In the event that, after the CAM Exchange, the aggregate amount of the
Designated Obligations shall change as a result of the making of an LC Disbursement by the Issuing Bank that is not reimbursed by the Borrowers, then (i) each Revolving Lender shall, in accordance with
Section 2.06(d), promptly purchase from the Issuing Bank a participation in such LC Disbursement in the amount of such Lender’s Applicable Percentage of such LC Disbursement (without giving effect to the
CAM Exchange), (ii) the Administrative Agent shall redetermine the CAM Percentages after giving effect to such LC Disbursement and the purchase of participations therein by the applicable Lenders, and the
Lenders shall automatically and without further act be deemed to have made reciprocal purchases of interests in the Designated Obligations such that each Lender shall own an interest equal to such Lender’s
CAM Percentage in each of the Designated Obligations and (iii) in the event distributions shall have been made in accordance with paragraph (b) above, the Lenders shall make such payments to one another as shall be necessary in order that the amounts received by them shall be equal to the amounts they would have received had each LC Disbursement been outstanding immediately prior to the CAM Exchange.
Each such redetermination shall be binding on each of the Lenders and their successors and assigns in respect of the Designated Obligations held by such Persons and shall be conclusive absent manifest error.
(d)Nothing in this Article shall prohibit the assignment by any Lender of interests in some but not all of the Designated Obligations held by it after giving effect to the CAM Exchange;
provided, that in connection with any such assignment such Lender and its assignee shall enter into an agreement setting forth their reciprocal rights and obligations in the event of a redetermination of the
CAM Percentages as provided in the immediately preceding paragraph (c).
[Signature Pages Follow]
Signature Page to Credit Agreement
Standard Motor Products, Inc.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.
STANDARD MOTOR PRODUCTS, INC.
as the Company
By
Name:
Title:
JPMORGAN CHASE BANK, N.A., individually as
a Lender, as the Swingline Lender, as the Issuing
Bank and as Administrative Agent
By
Name:
Title:
BANK OF AMERICA, N.A., individually as a Lender
and as an Issuing Bank
By
Name:
Title:
CITIZENS BANK, N.A., individually as a Lender and
as an Issuing Bank
By
Name:
Title:
HSBC BANK USA, NATIONAL ASSOCIATION, as a
Lender
By
Name:
Title:
Signature Page to Credit Agreement
Standard Motor Products, Inc.
CITY NATIONAL BANK, as a Lender
By
Name:
Title:
CAPITAL ONE, NATIONAL ASSOCIATION, as a
Lender
By
Name:
Title:
CITIBANK, N.A., as a Lender
By
Name:
Title:
EXHIBIT A
ASSIGNMENT AND ASSUMPTION
This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the
Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the
“Assignor”) and [Insert name of Assignee] (the “Assignee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in
Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this
Assignment and Assumption as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the
Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date
inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i)
and (ii) above being referred to herein collectively as the “Assigned Loan Interest”).  Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and
Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:
[and is an Affiliate/Approved Fund of [identify Lender]][1]

3.	Borrower(s):	Standard Motor Products, Inc. and certain Foreign Subsidiary Borrowers

4.	Administrative Agent:	JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement

5.	Credit Agreement:
The Credit Agreement dated as of September 16, 2024 among Standard
Motor Products, Inc., the Foreign Subsidiary Borrowers from time to time parties thereto, the Lenders parties thereto, and JPMorgan Chase
Bank, N.A., as Administrative Agent

1 Select as applicable.
2

6.	Assigned Loan Interest:

Facility Assigned[2]	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/Loans[3]
	$	$	%
	$	$	%
	$	$	%
Effective Date:  _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT
AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE
REGISTER THEREFOR.]
The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information
(which may contain material non-public information about the Company, the Loan Parties and their
Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including federal and state securities laws.
The terms set forth in this Assignment and Assumption are hereby agreed to:
ASSIGNOR
[NAME OF ASSIGNOR]
By:
Title:
ASSIGNEE
[NAME OF ASSIGNEE]
By:
Title:
2 Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g., “Revolving Commitment”, “Term Loan Commitment”, etc.).
3 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
3
Consented to and Accepted:
JPMORGAN CHASE BANK, N.A., as
Administrative Agent [and Issuing Bank and Swingline Lender]
By:
Title:
[Consented to:]4
STANDARD MOTOR PRODUCTS, INC.
By:
Title:
4 To be added only if the consent of the Company is required by the terms of the Credit Agreement.
ANNEX 1
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1.  Representations and Warranties.
1.1  Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Loan Interest, (ii) the Assigned Loan Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Company, any of its Subsidiaries or Affiliates
or any other Person obligated in respect of any Loan Document, (iv) any requirements under applicable law for the Assignee to become a lender under the Credit Agreement or to charge interest at the rate set forth therein from time to time or (v) the performance or observance by the Company, any of its
Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan
Document.
1.2.  Assignee.  The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit
Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement and under applicable law that are required to be satisfied by it in order to acquire the Assigned Loan Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit
Agreement as a Lender thereunder and, to the extent of the Assigned Loan Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Loan Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Loan Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and
Assumption and to purchase the Assigned Loan Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any Arranger, the Assignor
or any other Lender or any of their respective Related Parties, and (vi)  attached to the Assignment and
Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit
Agreement  (including, but not limited to, any documents required by Section 2.17(f) of the Credit
Agreement), duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, any Arranger, the Syndication Agent, the
Documentation Agent, the Assignor or any other Lender or any of their respective Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. Without limiting the foregoing, the Assignee represents and warrants, and agrees to, each of the matters set forth in Section 8.06 of the Credit Agreement, including that the
Loan Documents set out the terms of a commercial lending facility.
2
2.  Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Loan Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.
3.  General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Acceptance and adoption of the terms of this Assignment and Assumption by the Assignee and the Assignor by Electronic Signature or delivery of an executed counterpart of a signature page of this Assignment and Assumption by any Approved Electronic Platform shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption
shall be governed by, and construed in accordance with, the law of the State of New York.
EXHIBIT B
FORM OF INCREASING LENDER SUPPLEMENT
[GLOBAL TRANCHE][DANISH TRANCHE] INCREASING LENDER
SUPPLEMENT, dated __________, 20___ (this “Supplement”), by and among each of the signatories hereto, to the Credit Agreement, dated as of September 16, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Standard Motor Products, Inc.
(the “Company”), the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative
Agent”).
W I T N E S S E T H
[WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the Company has the
right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the aggregate Global Tranche Revolving Commitments and/or one or more tranches of Incremental Term
Loans under the Credit Agreement by requesting one or more Lenders to increase the amount of its
Global Tranche Revolving Commitment and/or to participate in such a tranche];
[WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the Company has the
right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the aggregate Danish Tranche Revolving Commitments under the Credit Agreement by requesting one or more Lenders to increase the amount of its Danish Tranche Revolving Commitment and/or to participate in such a tranche];
WHEREAS, the Company has given notice to the Administrative Agent of its intention to
[increase the aggregate Global Tranche Revolving Commitments] [and] [enter into a tranche of
Incremental Term Loans] [increase the aggregate Danish Tranche Revolving Commitments] pursuant to such Section 2.20; and
WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the undersigned [Global
Tranche][Danish Tranche] Increasing Lender now desires to [increase the amount of its Global Tranche
Revolving Commitment] [and] [participate in a tranche of Incremental Term Loans] [increase the amount of its Danish Tranche Revolving Commitment] under the Credit Agreement by executing and delivering to the Company and the Administrative Agent this Supplement;
NOW, THEREFORE, each of the parties hereto hereby agrees as follows:
1.  The undersigned [Global Tranche][Danish Tranche] Increasing Lender agrees, subject to the terms and conditions of the Credit Agreement, that on the date of this Supplement it shall [have its
Global Tranche Revolving Commitment increased by $[__________], thereby making the aggregate amount of its total Global Tranche Revolving Commitments equal to $[__________]] [and] [participate in a tranche of Incremental Term Loans with a commitment amount equal to $[__________] with respect thereto] [have its Danish Tranche Revolving Commitment increased by $[__________], thereby making the aggregate amount of its total Danish Tranche Revolving Commitments equal to $[__________]] .
2.  The Company hereby represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof.
2
3.  Terms defined in the Credit Agreement shall have their defined meanings when used herein.
4.  This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.
5.  This Supplement is a Loan Document under (and as defined in) the Credit Agreement.
This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.
3
IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.
[INSERT NAME OF INCREASING LENDER]
By:
Name:
Title:
Accepted and agreed to as of the date first written above:
STANDARD MOTOR PRODUCTS, INC.
By:
Name:
Title:
[OTHER BORROWERS]
By:
Name:
Title:
Acknowledged as of the date first written above:
JPMORGAN CHASE BANK, N.A.
as Administrative Agent
By:
Name:
Title:
EXHIBIT C
FORM OF AUGMENTING LENDER SUPPLEMENT
[GLOBAL TRANCHE] [DANISH TRANCHE] AUGMENTING LENDER
SUPPLEMENT, dated __________, 20___ (this “Supplement”), by and among each of the signatories hereto, to the Credit Agreement, dated as of September 16, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Standard Motor Products, Inc.
(the “Company”), the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative
Agent”).
W I T N E S S E T H
[WHEREAS, the Credit Agreement provides in Section 2.20 thereof that any bank, financial institution or other entity may [provide new Global Tranche Revolving Commitments] [and]
[participate in tranches of Incremental Term Loans] under the Credit Agreement subject to the approval of the Company and the Administrative Agent, by executing and delivering to the Company and the
Administrative Agent a supplement to the Credit Agreement in substantially the form of this
Supplement];
[WHEREAS, the Credit Agreement provides in Section 2.20 thereof that any bank, financial institution or other entity may provide new Danish Tranche Revolving Commitments under the
Credit Agreement subject to the approval of the Company and the Administrative Agent, by executing and delivering to the Company and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement]; and
WHEREAS, the undersigned [Global Tranche][Danish Tranche] Augmenting Lender was
not an original party to the Credit Agreement but now desires to become a party thereto;
NOW, THEREFORE, each of the parties hereto hereby agrees as follows:
1.  The undersigned [Global Tranche][Danish Tranche] Augmenting Lender agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, on the date of this Supplement, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a [Global Tranche Revolving Commitment of $[__________]] [and] [a commitment with respect to Incremental Term Loans of $[__________]] [Danish Tranche Revolving Commitment of
$[__________]].
2.  The undersigned [Global Tranche][Danish Tranche] Augmenting Lender
(a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this
Supplement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the
Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
3.  The undersigned’s address for notices for the purposes of the Credit Agreement is as follows:
[___________]
4.  The Company hereby represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof.
5.  Terms defined in the Credit Agreement shall have their defined meanings when used herein.
6.  This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.
7.  This Supplement is a Loan Document under (and as defined in) the Credit Agreement.
This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.
[remainder of this page intentionally left blank]
IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.
[INSERT NAME OF AUGMENTING LENDER]
By:
Name:
Title:
Accepted and agreed to as of the date first written above:
STANDARD MOTOR PRODUCTS, INC.
By:
Name:
Title:
[OTHER BORROWERS]
By:
Name:
Title:
Acknowledged as of the date first written above:
JPMORGAN CHASE BANK, N.A.
as Administrative Agent
By:
Name:
Title:
EXHIBIT D
LIST OF CLOSING DOCUMENTS
STANDARD MOTOR PRODUCTS, INC.
CREDIT FACILITIES
September 16, 2024
LIST OF CLOSING DOCUMENTS1
A.LOAN DOCUMENTS
1.Credit Agreement (the “Credit Agreement”) by and among Standard Motor Products, Inc. a New
York corporation (the “Company”), the Foreign Subsidiary Borrowers from time to time parties thereto, the institutions from time to time parties thereto as Lenders (the “Lenders”) and
JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent for itself and the other
Lenders (the “Administrative Agent”), evidencing a revolving credit facility comprised of (i) a
Global Tranche in Agreed Global Tranche Currencies to the Global Borrowers from the Global
Tranche Revolving Lenders in an aggregate principal amount of $430,000,000 and (ii) a Danish
Tranche in Agreed Danish Currencies to the Danish Borrowers from the Danish Tranche
Revolving Lenders in an aggregate principal amount of $10,000,000, a delayed draw term loan facility to the Company from the Term Lenders in an aggregate principal amount of $200,000,000 and a delayed draw term loan facility to the Company from the Term Lenders in an aggregate principal amount of €100,000,000.
SCHEDULES

Schedule 1.01	--	Sustainability Table and Sustainability Pricing Adjustments
Schedule 2.01	--	Commitments
Schedule 2.06	--	Existing Letters of Credit
Schedule 3.01	--	Subsidiaries
Schedule 5.11	--	Unrestricted Subsidiaries
Schedule 6.01	--	Existing Indebtedness
Schedule 6.02	--	Existing Liens
Schedule 6.05	--	Existing Investments, Loans, Advances, Guarantees and Acquisitions
EXHIBITS

Exhibit A	--	Form of Assignment and Assumption
Exhibit B	--	Form of Increasing Lender Supplement
Exhibit C	--	Form of Augmenting Lender Supplement
Exhibit D	--	List of Closing Documents
1 Each capitalized term used herein and not defined herein shall have the meaning assigned to such term in the above-defined Credit Agreement.  Items appearing in bold and italics shall be prepared and/or provided by the
Company and/or Company’s counsel.

Exhibit E-1	--	Form of U.S. Tax Certificate (Foreign Lenders That Are Not Partnerships)
Exhibit E-2	--	Form of U.S. Tax Certificate (Foreign Participants That Are Not Partnerships)
Exhibit E-3	--	Form of U.S. Tax Certificate (Foreign Participants That Are Partnerships)
Exhibit E-4	--	Form of U.S. Tax Certificate (Foreign Lenders That Are Partnerships)
Exhibit F-1	--	Form of Borrowing Subsidiary Agreement
Exhibit F-2	--	Form of Borrowing Subsidiary Termination
2.Notes executed by the Company in favor of each of the Lenders, if any, which has requested a note pursuant to Section 2.10(e) of the Credit Agreement.
3.Guaranty executed by the initial Subsidiary Guarantors in favor of the Administrative Agent.
4.Pledge and Security Agreement executed by the Domestic Loan Parties in favor of the
Administrative Agent, together with pledged instruments and allonges, stock certificates, stock powers executed in blank, pledge instructions and acknowledgments, as appropriate.
5.Confirmatory Grant of Security Interest in United States Patents made by certain of the Domestic
Loan Parties in favor of the Administrative Agent for the benefit of the Secured Parties.
6.Confirmatory Grant of Security Interest in United States Trademarks made by certain of the
Domestic Loan Parties in favor of the Administrative Agent for the benefit of the Secured Parties.
7.Confirmatory Grant of Security Interest in United States Copyrights made by certain of the
Domestic Loan Parties in favor of the Administrative Agent for the benefit of the Secured Parties.
8.Certificates of Insurance listing the Administrative Agent as (x) lender loss payee for the property casualty insurance policies of the Company and the Subsidiary Guarantors and
(y) additional insured with respect to the liability insurance policies of the Company and the
Subsidiary Guarantors.
B.UCC DOCUMENTS
9.UCC, tax lien and name variation search reports naming each Domestic Loan Party from the appropriate offices in relevant jurisdictions.
10.UCC financing statements naming each Domestic Loan Party as debtor and the Administrative
Agent as secured party as filed with the appropriate offices in applicable jurisdictions.
C.CORPORATE DOCUMENTS
11.Certificate of the Secretary or an Assistant Secretary of each Domestic Loan Party certifying
(i) that there have been no changes in the Certificate of Incorporation or other charter document of such Domestic Loan Party, as attached thereto and as certified as of a recent date by the Secretary of State (or analogous governmental entity) of the jurisdiction of its organization, since the date of the certification thereof by such governmental entity, (ii) the By-
Laws or other applicable organizational document, as attached thereto, of such Domestic Loan
Party as in effect on the date of such certification, (iii) resolutions of the Board of Directors or other governing body of such Domestic Loan Party authorizing the execution, delivery and performance of each Loan Document to which it is a party, and (iv) the names and true signatures of the incumbent officers of each Domestic Loan Party authorized to sign the Loan
Documents to which it is a party, and (in the case of the Company) authorized to request a
Borrowing or the issuance of a Letter of Credit under the Credit Agreement.
12.Good Standing Certificate (or analogous documentation if applicable) for each Domestic Loan
Party from the Secretary of State (or analogous governmental entity) of the jurisdiction of its organization, to the extent generally available in such jurisdiction.
D.OPINIONS
13.Opinion of Ashurst LLP, counsel for the Domestic Loan Parties.
E.CLOSING CERTIFICATES AND MISCELLANEOUS
14.A Certificate signed by the President, a Vice President or a Financial Officer of the Company
certifying the following: (i) that all of the representations and warranties contained in Article
III of the Credit Agreement are true and correct and (ii) that no Default or Event of Default has occurred and is then continuing.
15.A Certificate of the chief financial officer of the Company in form and substance satisfactory to the Administrative Agent supporting the conclusions that, after giving effect to the
Transactions, the Company and its Subsidiaries, taken as a whole, are Solvent and will be
Solvent subsequent to incurring the indebtedness in connection with the Transactions.
16.Payoff documentation providing evidence satisfactory to the Administrative Agent that the
Existing Credit Agreement has been terminated and cancelled (along with all of the agreements, documents and instruments delivered in connection therewith) and all Indebtedness owing thereunder has been repaid and any and all liens thereunder have been terminated.
EXHIBIT E-1
[FORM OF]
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Credit Agreement dated as of September 16, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Standard Motor Products, Inc. (the “Company”), the Foreign Subsidiary Borrowers from time to time party thereto (collectively with the Company, the “Borrowers”) the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative
Agent”).
Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any promissory note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any
Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrowers with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable.
By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrowers and the Administrative Agent, and (2)
the undersigned shall have at all times furnished the Borrowers and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:______________________________________
Name:
Title:

Date: __________, 20[__]
EXHIBIT E-2
[FORM OF]
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Credit Agreement dated as of September 16, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Standard Motor Products, Inc. (the “Company”), the Foreign Subsidiary Borrowers from time to time party thereto (collectively with the Company, the “Borrowers”) the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative
Agent”).
Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code,
(iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the
Code and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section
881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with a certificate of its non-U.S.
Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:______________________________________
Name:
Title:
Date: ________ __, 20[__]
EXHIBIT E-3
[FORM OF]
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Credit Agreement dated as of September 16, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Standard Motor Products, Inc. (the “Company”), the Foreign Subsidiary Borrowers from time to time party thereto (collectively with the Company, the “Borrowers”) the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative
Agent”).
Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of
Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an
IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.
By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:______________________________________
Name:
Title:

Date: ________ __, 20[__]
EXHIBIT E-4
[FORM OF]
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Credit Agreement dated as of September 16, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Standard Motor Products, Inc. (the “Company”), the Foreign Subsidiary Borrowers from time to time party thereto (collectively with the Company, the “Borrowers”) the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative
Agent”).
Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any promissory note(s)
evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any promissory note(s)
evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to the Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section
871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrowers with IRS
Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-
E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrowers and the
Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrowers and the
Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:______________________________________
Name:
Title:

Date: ________ __, 20[__]
EXHIBIT F-1
[FORM OF]
BORROWING SUBSIDIARY AGREEMENT
BORROWING SUBSIDIARY AGREEMENT dated as of [_____], among Standard
Motor Products, Inc., a New York corporation (the “Company”), [Name of Foreign Subsidiary Borrower],
a [__________] (the “New Borrowing Subsidiary”), and JPMorgan Chase Bank, N.A. as Administrative
Agent (the “Administrative Agent”).
Reference is hereby made to the Credit Agreement dated as of September 16, 2024 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the
Company, the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A. as Administrative Agent.  Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit
Agreement.  Under the Credit Agreement, the Lenders have agreed, upon the terms and subject to the conditions therein set forth, to make Loans to certain Foreign Subsidiary Borrowers (collectively with the
Company, the “Borrowers”), and the Company and the New Borrowing Subsidiary desire that the New
Borrowing Subsidiary become a Foreign Subsidiary Borrower [as a Danish Borrower in respect of the
Danish Tranche Revolving Commitments]. [In addition, the New Borrowing Subsidiary hereby confirms that it has authorized the Company to act on its behalf as and to the extent provided for in Section 9.20 of the Credit Agreement.]  [Notwithstanding the preceding sentence, the New Borrowing Subsidiary [hereby designates][further confirms that it has designated] the following officers as being authorized to request
Borrowings under the Credit Agreement on behalf of the New Borrowing Subsidiary and sign this
Borrowing Subsidiary Agreement and the other Loan Documents to which the New Borrowing
Subsidiary is, or may from time to time become, a party:  [______________].]
Each of the Company and the New Borrowing Subsidiary represents and warrants that the representations and warranties of the Company in the Credit Agreement relating to the New
Borrowing Subsidiary and this Agreement are true and correct on and as of the date hereof, other than representations given as of a particular date, in which case they shall be true and correct as of that date.
[INSERT PROVISIONS REASONABLY REQUESTED BY ADMINISTRATIVE AGENT OR ITS
COUNSELS]  The Company agrees that the Guarantee of the Company contained in the Credit
Agreement will apply to the Obligations of the New Borrowing Subsidiary.  Upon execution of this
Agreement by each of the Company, the New Borrowing Subsidiary and the Administrative Agent, the
New Borrowing Subsidiary shall be a party to the Credit Agreement and shall constitute a “Foreign
Subsidiary Borrower” for all purposes thereof, and the New Borrowing Subsidiary hereby agrees to be bound by all provisions of the Credit Agreement.
This Agreement shall be governed by and construed in accordance with the laws of the
State of New York.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers as of the date first appearing above.
STANDARD MOTOR PRODUCTS, INC.
By:  _________________________________
Name:
Title:
[NAME OF NEW BORROWING SUBSIDIARY]
By:  _________________________________
Name:
Title:
JPMORGAN CHASE BANK, N.A., as
Administrative Agent
By:  _________________________________
Name:
Title:
EXHIBIT F-2
[FORM OF]
BORROWING SUBSIDIARY TERMINATION
JPMorgan Chase Bank, N.A.
as Administrative Agent
for the Lenders referred to below
[__________]
[__________]
Attention:  [__________]
[Date]
Ladies and Gentlemen:
The undersigned, Standard Motor Products, Inc., a New York corporation (the
“Company”), refers to the Credit Agreement dated as of September 16, 2024 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Foreign
Subsidiary Borrowers from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative
Agent.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
The Company hereby terminates the status of [______________] (the “Terminated
Borrowing Subsidiary”) as a Foreign Subsidiary Borrower under the Credit Agreement.  [The Company represents and warrants that no Loans made to the Terminated Borrowing Subsidiary are outstanding as of the date hereof and that all amounts payable by the Terminated Borrowing Subsidiary in respect of interest and/or fees (and, to the extent notified by the Administrative Agent or any Lender, any other amounts payable under the Credit Agreement) pursuant to the Credit Agreement have been paid in full on or prior to the date hereof.] [The Company acknowledges that the Terminated Borrowing Subsidiary shall continue to be a Borrower until such time as all Loans made to the Terminated Borrowing Subsidiary shall have been prepaid and all amounts payable by the Terminated Borrowing Subsidiary in respect of interest and/or fees (and, to the extent notified by the Administrative Agent or any Lender, any other amounts payable under the Credit Agreement) pursuant to the Credit Agreement shall have been paid in full, provided that the Terminated Borrowing Subsidiary shall not have the right to make further
Borrowings under the Credit Agreement.]
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This instrument shall be construed in accordance with and governed by the laws of the State of
New York.
Very truly yours,
STANDARD MOTOR PRODUCTS, INC.
By:  _________________________________
Name:
Title: